UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22519

First Trust Exchange-Traded AlphaDEX® Fund II
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a) The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded AlphaDEX® Fund II
Annual Report
December 31, 2020

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
First Trust Europe AlphaDEX® Fund (FEP)
First Trust Latin America AlphaDEX® Fund (FLN)
First Trust Brazil AlphaDEX® Fund (FBZ)
First Trust China AlphaDEX® Fund (FCA)
First Trust Japan AlphaDEX® Fund (FJP)
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
First Trust Emerging Markets AlphaDEX® Fund (FEM)
First Trust Germany AlphaDEX® Fund (FGM)
First Trust United Kingdom AlphaDEX® Fund (FKU)
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
First Trust Switzerland AlphaDEX® Fund (FSZ)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
First Trust Eurozone AlphaDEX® ETF (FEUZ)
AlphaDEX® is a registered trademark of First Trust Portfolios L.P.

First Trust Exchange-Traded AlphaDEX® Fund II
Annual Report
December 31, 2020

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded AlphaDEX® Fund II
Annual Letter from the Chairman and CEO
December 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Exchange-Traded AlphaDEX® Fund II (the “Funds”), which contains detailed information about the Funds for the twelve months ended December 31, 2020.
This past year has been a whirlwind of challenges for the U.S. and the coronavirus (“COVID-19”) pandemic tops the list. It has been a nasty, stubborn virus since it arrived early in 2020. Mistakes have been made, but talented people are working the problem. The U.S. appears to be on the cusp of turning the corner on this virus over the next few months thanks to a couple of vaccines that proved effective in clinical testing and garnered approval from the Food and Drug Administration in record time. Hopefully, more vaccines will be gaining approval soon. Speed is key when it comes to distributing the vaccines to the most vulnerable of our population. This is not the time for bottlenecks or logistical problems.
The COVID-19 pandemic not only derailed the bull market in stocks in the first quarter of 2020, but it also threw the U.S. economy into a recession (the first and second quarters of 2020 reflected negative real gross domestic product growth). In response to the negative fallout from the virus, the federal government has stepped up with trillions of dollars of stimulus to help backstop the millions of people who have lost their jobs, in many cases, through no fault of their own, or have seen their incomes slashed due to the curtailed business activity in certain sectors of the economy, such as leisure and entertainment. In addition to putting money in people’s pockets, the government’s efforts instilled some much needed confidence in the securities markets, in my opinion. After factoring in the 33.79% decline in the S&P 500® Index (the “Index”) from February 19, 2020 through March 23, 2020, as measured by total return performance, the Index managed to stage a dramatic rally to end 2020 up 18.40%, according to Bloomberg. I think that is incredible when you consider that, from 1926 through 2019, the average annual total return on the Index was 10.20%, according to Morningstar/Ibbotson Associates.
We now know that the Democratic party completed its blue wave by winning the two Senate runoff elections in Georgia on January 5, 2021. That means the Democrats have voting control, albeit by a slender margin, in the House of Representatives and Senate (by way of Vice President Kamala Harris being the deciding vote in 50-50 split votes) for the next two years once they take office. With President Biden in the White House and the results of the Georgia Senate races, the Democrats now have control of both the Executive and Legislative branches of the government. In addition to focusing on expediting the COVID-19 vaccinations (the President is calling for 100 million doses in his first 100 days in office), we expect President Biden to attempt to make some changes to the individual and corporate tax codes, distribute more financial stimulus to those Americans in need and perhaps push for some form of an infrastructure spending bill, which may receive bipartisan support, in our opinion. I believe the most important fight right now is not between the politicians, it is against the virus. We need to reopen the economy. As always, stay tuned and stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded AlphaDEX® Fund II
Annual Report
December 31, 2020
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign- Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Global Economy
While 2020 has come and gone, the coronavirus (“COVID-19”) pandemic remains the number one battleground for the U.S. and many foreign nations heading into 2021. The quick approval of two new vaccines by the Food and Drug Administration in December lifted the spirits of Americans and investors, but the initial rollout of the vaccines has been much slower than expected. The federal government’s “Operation Warp Speed” initiative called for 20 million vaccinations to be performed in the U.S. by the end of 2020, but that figure came in at a little more than three million, according to Axios. With infections still rising, top U.S. government scientist Anthony Fauci warned just days after Christmas that the worst may be yet to come. These statistics suggest that clearing the COVID-19 hurdle may extend a bit further into 2021 than initially thought. Remember, these two vaccines, and any others that may gain approval, are likely the best chance we have for fully reopening the U.S. economy.
The global growth forecast from the International Monetary Fund (“IMF”) released in October 2020 sees real gross domestic product growth rising by 5.2% worldwide in 2021, a strong rebound from its -4.4% projection for 2020. The IMF is calling for a 3.1% growth rate for the U.S. in 2021, up from its -4.3% estimate for 2020. As has been the case for many years, Emerging Market and Developing Economies are expected to grow faster than Advanced Economies in 2021. Their 2021 growth rate estimates are 6.0% and 3.9%, respectively.
Total global dividend payouts are expected to rise from $1.67 trillion in 2020 to $1.78 trillion in 2021, or an increase of 6.6%, according to IHS Markit. Due to the COVID-19 pandemic, total dividend payouts fell by more than $113 billion in 2020. The biggest rebound is expected to occur in the Eurozone and the United Kingdom (“U.K.”), with dividend payouts rising by 22% and 30% year-over-year, respectively.
On December 24, 2020, the U.K. and the European Union (“EU”) finally forged an agreement that would allow the U.K. to leave the EU. The two parties had been negotiating since the citizens of the U.K. voted by a narrow margin to leave the EU back in June 2016. The U.K. is now free to structure its own trade policy as well as negotiate new deals with other countries.
Refinitiv, a global provider of financial market data and infrastructure, reported that global mergers and acquisitions (“M&A”) activity (announced deals) totaled $3.6 trillion in 2020, down 5% year-over-year and the lowest total since 2017, according to Reuters. The number of announced deals totaled 48,226, down from 50,113 in 2019. The COVID-19 pandemic was largely responsible for the dip in activity. M&A volume in the U.S. totaled $1.4 trillion, accounting for 38.9% of global dealmaking. Dealmakers see activity picking up steam in 2021, with companies, private equity firms and special purpose acquisition companies all seeking acquisitions.
The marketplace for exchange-traded funds (“ETFs”) and related exchange-traded products (“ETPs”) continues to grow. ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed globally stood at an all-time high of $7.99 trillion at the close of 2020, up 25.63% from the $6.36 trillion at the end of 2019, according to its own release. Total assets invested in ETFs/ETPs listed in the U.S. hit an all-time high of $5.47 trillion at the close of 2020, up 23.76% from the $4.42 trillion at the end of 2019.
Foreign Stocks and Bonds
The U.S. dollar declined by 6.69% against a basket of major currencies in 2020, as measured by the U.S. Dollar Index (“DXY”), according to Bloomberg. The DXY closed 2020 at a reading of 89.94, just below its 20-year average of 89.99. The weaker U.S. dollar likely had a positive influence on the returns of foreign securities held by U.S. investors, provided they were unhedged. Aside from the currency aspect, foreign stocks and bonds performed well in 2020.
The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 7.11% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose 9.20% (USD). With respect to equities, the MSCI Emerging Markets Index of stocks posted a total return of 18.31% (USD), while the MSCI World ex USA Index was up 7.59% (USD) on a total return basis, according to Bloomberg.

Fund Performance Overview (Unaudited)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
The First Trust Asia Pacific ex-Japan AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC (the “Nasdaq”) under the ticker symbol “FPA.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ DM Asia Pacific Ex-Japan Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (4/18/11) to 12/31/20	5 Years Ended 12/31/20	Inception (4/18/11) to 12/31/20
Fund Performance
NAV	14.89%	5.92%	3.50%	33.32%	39.64%
Market Price	14.32%	5.90%	3.41%	33.21%	38.39%
Index Performance
NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index(1)	16.00%	6.81%	N/A	39.00%	N/A
NASDAQ DM Asia Pacific Ex-Japan Index(1)	19.39%	10.46%	N/A	64.42%	N/A
MSCI Pacific ex-Japan Index	6.55%	8.96%	4.47%	53.58%	52.85%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a net asset value (“NAV”) return of 14.89% during the 12-month period covered by this report. During the same period, the MSCI Pacific ex-Japan Index (the “Benchmark”) generated a return of 6.55%. The Fund includes investments in South Korea, while the Benchmark does not. This proved to be a substantial difference between the Fund and the Benchmark, as the investments in South Korea actually received the greatest allocation of any country in the Fund during the period covered by this report. South Korean securities received an allocation of 40.0% in the Fund and contributed 19.7% to the Fund’s return, by far the greatest contributor of any country. The next-highest allocations were Australia (26.9%) and Hong Kong (24.4%). The most negative contributor to the Fund’s performance were the investments in Hong Kong securities, which caused -3.9% drag on the Fund’s performance. The total currency effect to the Fund over the period covered in this report was 6.6%. On a relative basis, the Fund outperformed the Benchmark. The bulk of this outperformance came from the investments in South Korea, which are absent from the Benchmark. This allocation earned 12.7% of outperformance for the Fund versus the Benchmark. The Benchmark, meanwhile, significantly overweighted Australia in comparison to the Fund. The Australian allocation caused -1.3% of underperformance for the Fund versus the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA) (Continued)
Sector Allocation	% of Total Long-Term Investments
Consumer Discretionary	18.8%
Materials	18.5
Real Estate	11.4
Industrials	10.2
Information Technology	8.6
Communication Services	7.6
Financials	7.2
Health Care	6.2
Consumer Staples	5.3
Utilities	3.3
Energy	2.9
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Man Wah Holdings Ltd.	2.2%
Mineral Resources Ltd.	2.2
LG Electronics, Inc.	2.2
Kia Motors Corp.	1.9
Washington H Soul Pattinson & Co., Ltd.	1.9
LG Chem Ltd.	1.8
Hankook Tire & Technology Co., Ltd.	1.8
Hanwha Solutions Corp.	1.8
Afterpay Ltd.	1.7
Fortescue Metals Group Ltd.	1.7
Total	19.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Europe AlphaDEX® Fund (FEP)
The First Trust Europe AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Europe Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEP.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ DM Europe Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (4/18/11) to 12/31/20	5 Years Ended 12/31/20	Inception (4/18/11) to 12/31/20
Fund Performance
NAV	4.95%	7.84%	5.28%	45.84%	64.69%
Market Price	4.15%	7.73%	5.19%	45.07%	63.31%
Index Performance
NASDAQ AlphaDEX® Europe Index(1)	5.58%	8.42%	N/A	49.80%	N/A
NASDAQ DM Europe Index(1)	6.45%	6.83%	N/A	39.15%	N/A
MSCI Europe Index	5.38%	6.78%	4.89%	38.81%	58.89%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 4.95% during the 12-month period covered by this report. During the same period, the MSCI Europe Index (the “Benchmark”) generated a return of 5.38%. During the same period, the Fund allocated 20.3% to securities in the United Kingdom (“UK”) and 18.4% to securities in Germany, the two greatest allocations of any country in the Fund. UK investments contributed -7.4% to the Fund’s performance and German investments contributed -0.7% to the Fund’s return. The greatest source of the Fund’s return came from investments in Sweden. These securities received an allocation of 12.9% and contributed 5.8% to the Fund’s overall return. The total currency effect to the Fund over the period covered in this report was 8.2%. On a relative basis, the Fund underperformed the Benchmark. The greatest source of underperformance for the Fund came from investments in the UK. These securities caused -1.8% of underperformance for the Fund during the period. Meanwhile, the Fund was overweight Swedish securities and these investments earned 3.0% of outperformance for the Fund versus the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Europe Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Europe AlphaDEX® Fund (FEP) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	19.2%
Consumer Discretionary	14.8
Materials	13.1
Financials	12.3
Communication Services	10.1
Information Technology	8.1
Real Estate	6.1
Health Care	5.8
Consumer Staples	4.6
Utilities	4.3
Energy	1.6
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Taylor Wimpey PLC	1.2%
Siemens Gamesa Renewable Energy S.A.	1.1
Aroundtown S.A.	1.1
Wacker Chemie AG	1.0
Vestas Wind Systems A.S.	1.0
BT Group PLC	1.0
AP Moller - Maersk A.S., Class B	1.0
LANXESS AG	1.0
Bellway PLC	0.9
Jungheinrich AG (Preference Shares)	0.9
Total	10.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Latin America AlphaDEX® Fund (FLN)
The First Trust Latin America AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Latin America Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FLN.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Latin America Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (4/18/11) to 12/31/20	5 Years Ended 12/31/20	Inception (4/18/11) to 12/31/20
Fund Performance
NAV	-12.32%	12.00%	-1.13%	76.24%	-10.43%
Market Price	-12.45%	12.11%	-1.14%	77.07%	-10.50%
Index Performance
NASDAQ AlphaDEX® Latin America Index(1)	-10.85%	13.25%	N/A	86.31%	N/A
NASDAQ Latin America Index(1)	-14.69%	9.46%	N/A	57.16%	N/A
MSCI EM Latin America Index	-13.80%	8.93%	-3.34%	53.40%	-28.06%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -12.32% during the 12-month period covered by this report. During the same period, the MSCI EM Latin America Index (the “Benchmark”) generated a return of -13.80%. Brazil received an allocation in the Fund of 62.6% during the period covered by this report. This allocation caused -18.2% return for the Fund. The allocation to Mexico, meanwhile, received an average weight of 25.7% and contributed 6.0% to the Fund’s return. The total currency effect to the Fund over the period covered in this report was -16.3%, powered primarily by a nearly 30% decrease in the value of the Brazilian Real versus the U.S. Dollar over the year. On a relative basis, the Fund outperformed the Benchmark. Investments in Brazil performed poorly, and the Brazilian Real performed poorly against the U.S. Dollar. Both the Fund and the Benchmark had approximately 63.6% allocation to Brazilian securities, causing the negative performance for both during the period covered by this report. These investments in Brazil were somewhat less negative for the Fund than the Benchmark, and this allocation earned 2.5% of outperformance for the Fund versus the Benchmark during the period. Meanwhile, the Mexican allocation caused -0.4% of underperformance for the Fund versus the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Latin America Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Latin America AlphaDEX® Fund (FLN) (Continued)
Sector Allocation	% of Total Long-Term Investments
Materials	22.2%
Financials	19.8
Utilities	16.3
Consumer Staples	12.7
Consumer Discretionary	8.8
Industrials	7.5
Communication Services	6.0
Information Technology	4.0
Energy	2.0
Health Care	0.7
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Cia Siderurgica Nacional S.A.	5.3%
StoneCo Ltd., Class A	4.0
Itausa S.A. (Preference Shares)	3.7
Centrais Eletricas Brasileiras S.A.	3.3
Enel Americas S.A.	3.2
WEG S.A.	3.2
TIM S.A.	3.1
Magazine Luiza S.A.	3.1
Telefonica Brasil S.A.	2.9
Banco do Brasil S.A.	2.9
Total	34.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Brazil AlphaDEX® Fund (FBZ)
The First Trust Brazil AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Brazil Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FBZ.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Brazil Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (4/18/11) to 12/31/20	5 Years Ended 12/31/20	Inception (4/18/11) to 12/31/20
Fund Performance
NAV	-19.48%	17.71%	-2.53%	125.99%	-22.05%
Market Price	-19.68%	17.84%	-2.54%	127.19%	-22.06%
Index Performance
NASDAQ AlphaDEX® Brazil Index(1)	-16.74%	20.19%	N/A	150.82%	N/A
NASDAQ Brazil Index(1)	-19.54%	17.58%	N/A	124.69%	N/A
MSCI Brazil Index	-19.02%	16.00%	-3.59%	110.00%	-29.88%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -19.48% during the 12-month period covered by this report. During the same period, the MSCI Brazil Index (the “Benchmark”) generated a return of -19.02%. The Fund allocated 22.5% to investments in Consumer Discretionary stocks, which caused a -6.1% return in the Fund over same period. The Fund also allocated 22.3% to the Utilities sector, which caused -7.0% drag on the Fund’s performance. These two sectors, representing 44.8% of the Fund, were the greatest allocations in the Fund and caused more significant negative performance for the Fund than any other sector. The greatest source of return for the Fund was from the allocation to the Financials sector. Securities in the Financials sector carried an average weight in the Fund of 12.1% and earned a 1.3% return for the Fund. The total currency effect to the Fund over the same period was -24.3%. On a relative basis, the Fund underperformed the Benchmark. On the whole, Brazilian securities performed poorly in 2020 and the Brazilian Real performed just as poorly, compounding the negative returns in the Fund as well as the Benchmark. The Fund earned 5.9% of outperformance versus the Benchmark from underweighting the Financials sector, but the Fund earned -5.7% of underperformance from the allocation to the Materials sector.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Brazil Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Brazil AlphaDEX® Fund (FBZ) (Continued)
Sector Allocation	% of Total Long-Term Investments
Utilities	22.6%
Financials	19.8
Consumer Discretionary	16.2
Consumer Staples	10.8
Materials	8.0
Industrials	6.2
Health Care	5.3
Communication Services	5.1
Energy	3.2
Information Technology	2.2
Real Estate	0.6
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Magazine Luiza S.A.	3.9%
Banco Inter S.A. (Preference Shares)	3.9
Cia Paranaense de Energia, Class B (Preference Shares)	3.5
Itausa S.A. (Preference Shares)	3.5
WEG S.A.	3.4
Centrais Eletricas Brasileiras S.A.	3.3
Marfrig Global Foods S.A.	3.3
Cia de Transmissao de Energia Electrica Paulista (Preference Shares)	3.0
Via Varejo S.A.	3.0
TIM S.A.	2.9
Total	33.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust China AlphaDEX® Fund (FCA)
The First Trust China AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® China Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FCA.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ China Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (4/18/11) to 12/31/20	5 Years Ended 12/31/20	Inception (4/18/11) to 12/31/20
Fund Performance
NAV	13.58%	10.50%	2.79%	64.74%	30.57%
Market Price	11.67%	10.29%	2.64%	63.19%	28.82%
Index Performance
NASDAQ AlphaDEX® China Index(1)	15.57%	12.22%	N/A	77.95%	N/A
NASDAQ China Index(1)	18.59%	12.11%	N/A	77.13%	N/A
MSCI China Index	29.49%	15.05%	7.28%	101.61%	97.72%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 13.58% during the 12-month period covered by this report. During the same period, the MSCI China Index (the “Benchmark”) generated a return of 29.49%. The Fund allocated fairly broad across the sectors. The sector with the greatest allocation during the period covered by the report was the Real Estate sector, which received an average weight of 16.2%. This was closely followed by the Industrials sector at 15.0% and the Consumer Discretionary sector at 14.7%. The investments in the Real Estate sector caused a -1.7% drag on the Fund’s performance. The sector with the worst contribution to the Fund’s return was the Energy sector, which received an allocation of 10.0% and contributed -3.9% to the Fund’s return. The best contributor to the Fund was the Consumer Discretionary sector. Investments in this sector received an average weight of 14.7% and contributed 7.9% to the Fund’s return. The total currency effect to the Fund over the period covered in this report was 0.6%. On a relative basis, the Fund underperformed the Benchmark. Underperformance of -5.8% for the Fund came from investments in the Communication Services sector. Meanwhile, the Fund earned 6.0% of outperformance by underweighting the Financials sector, relative to the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® China Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust China AlphaDEX® Fund (FCA) (Continued)
Sector Allocation	% of Total Long-Term Investments
Consumer Discretionary	17.6%
Health Care	17.5
Information Technology	12.9
Industrials	10.4
Real Estate	8.2
Energy	8.1
Utilities	7.6
Materials	6.9
Communication Services	5.9
Consumer Staples	2.8
Financials	2.1
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
BYD Electronic International Co., Ltd.	6.3%
China Hongqiao Group Ltd.	5.7
Dongfeng Motor Group Co., Ltd., Class H	5.4
Innovent Biologics, Inc.	3.9
Meituan, Class B	3.8
Zhongsheng Group Holdings Ltd.	3.5
KWG Group Holdings Ltd.	2.9
China Merchants Port Holdings Co., Ltd.	2.8
Alibaba Health Information Technology Ltd.	2.8
Beijing Enterprises Holdings Ltd.	2.7
Total	39.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Japan AlphaDEX® Fund (FJP)
The First Trust Japan AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Japan Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FJP.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Japan Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (4/18/11) to 12/31/20	5 Years Ended 12/31/20	Inception (4/18/11) to 12/31/20
Fund Performance
NAV	1.71%	3.41%	4.03%	18.23%	46.74%
Market Price	3.14%	3.47%	4.06%	18.62%	47.17%
Index Performance
NASDAQ AlphaDEX® Japan Index(1)	2.66%	3.91%	N/A	21.16%	N/A
NASDAQ Japan Index(1)	12.02%	8.31%	N/A	49.07%	N/A
MSCI Japan Index	14.48%	8.65%	7.58%	51.43%	103.26%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 1.71% during the 12-month period covered by this report. During the same period, the MSCI Japan Index (the “Benchmark”) generated a return of 14.48%. The Fund allocated 23.8% to investments in the Industrials sector. These investments underperformed both relative to the Fund as a whole, as well as relative to the Benchmark’s allocation to the Industrials sector. Investments in this sector caused -2.2% drag on the Fund and -4.6% of underperformance versus the Benchmark during the same period. The greatest source of return for the Fund came from the investments in securities in the Health Care sector. These securities carried an average weight of only 4.8% but contributed 3.7% to the Fund’s overall return, driven by the investment in M3, Inc., which returned over 200% for the period. The total currency effect to the Fund over the same period was 5.1%. On a relative basis, the Fund underperformed the Benchmark. Underperformance of -5.7% for the Fund versus the Benchmark came from investments in the Consumer Discretionary sector. Meanwhile, the allocation to the Consumer Staples sector earned 1.9% of outperformance for the Fund. The noteworthy holding M3, Inc. also provided 1.1% of outperformance for the Fund versus the Benchmark for the same period.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Japan Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Japan AlphaDEX® Fund (FJP) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	23.7%
Information Technology	18.7
Consumer Discretionary	14.9
Materials	10.2
Consumer Staples	8.2
Communication Services	6.1
Utilities	5.3
Health Care	4.7
Real Estate	4.2
Financials	2.7
Energy	1.3
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Nippon Paint Holdings Co., Ltd.	2.3%
SG Holdings Co., Ltd.	2.0
M3, Inc.	2.0
NGK Spark Plug Co., Ltd.	1.8
Mitsubishi Corp.	1.7
Tosoh Corp.	1.7
NEC Corp.	1.7
Kobe Bussan Co., Ltd.	1.6
Taiheiyo Cement Corp.	1.6
Open House Co., Ltd.	1.6
Total	18.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
The First Trust Developed Markets ex-US AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Developed Markets Ex-US Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FDT.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Developed Markets Ex-US Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (4/18/11) to 12/31/20	5 Years Ended 12/31/20	Inception (4/18/11) to 12/31/20
Fund Performance
NAV	4.61%	6.30%	3.58%	35.72%	40.68%
Market Price	4.41%	6.20%	3.52%	35.08%	39.86%
Index Performance
NASDAQ AlphaDEX® Developed Markets Ex-US Index(1)	5.34%	7.04%	N/A	40.52%	N/A
NASDAQ Developed Markets Ex-US Index(1)	9.62%	7.91%	N/A	46.35%	N/A
MSCI World ex USA Index	7.59%	7.64%	5.05%	44.49%	61.37%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 4.61% during the 12-month period covered by this report. During the same period, the MSCI World ex USA Index (the “Benchmark”) generated a return of 7.59%. The Fund invested in securities from over 20 countries during the same period, but the allocation to Japan was 27.8%, by far the greatest allocation of any country. Japanese investments were relative non-performers, contributing a slight drag on the Fund, with a contribution to the Fund’s return of -0.2%. The country with the greatest contribution to the Fund’s return was South Korea. South Korean investments carried an average weight in the Fund of 8.7% and contributed 4.8% to the Fund’s return. Meanwhile, the greatest source of negative performance in the portfolio were the investments in the United Kingdom (“UK”). UK securities received an allocation of 8.2% and caused -3.7% drag on the Fund’s return. The total currency effect to the Fund over the period covered in this report was 6.6%. On a relative basis, the Fund underperformed the Benchmark. The greatest source of underperformance was the Japanese investments. While investments in Japan received a similar weighting in the Fund and the Benchmark, the performance of the selected securities in the Fund was much worse than in the Benchmark. As a result, this allocation caused -5.3% of underperformance for the Fund versus the Benchmark. The South Korean investments, meanwhile, caused 2.8% of relative outperformance for the Fund versus the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Developed Markets Ex-US Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	18.4%
Consumer Discretionary	16.5
Materials	15.3
Communication Services	10.0
Information Technology	9.5
Real Estate	7.9
Financials	7.4
Utilities	4.7
Consumer Staples	4.3
Health Care	4.2
Energy	1.8
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Man Wah Holdings Ltd.	0.8%
Mineral Resources Ltd.	0.8
LG Electronics, Inc.	0.8
Siemens Gamesa Renewable Energy S.A.	0.7
Aroundtown S.A.	0.7
Vestas Wind Systems A.S.	0.7
Kia Motors Corp.	0.7
BT Group PLC	0.7
Washington H Soul Pattinson & Co., Ltd.	0.7
LG Chem Ltd.	0.6
Total	7.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets AlphaDEX® Fund (FEM)
The First Trust Emerging Markets AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Emerging Markets Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEM.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Emerging Markets Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (4/18/11) to 12/31/20	5 Years Ended 12/31/20	Inception (4/18/11) to 12/31/20
Fund Performance
NAV	-0.92%	10.14%	1.34%	62.08%	13.77%
Market Price	-1.57%	10.31%	1.33%	63.34%	13.73%
Index Performance
NASDAQ AlphaDEX® Emerging Markets Index(1)	0.29%	11.43%	N/A	71.83%	N/A
NASDAQ Emerging Markets Index(1)	10.23%	11.83%	N/A	74.89%	N/A
MSCI Emerging Markets Index	18.31%	12.81%	3.59%	82.70%	40.79%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -0.92% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Index (the “Benchmark”) generated a return of 18.31%. The greatest allocation in the Fund during the same period was to investments in Hong Kong securities, which also contributed more to the Fund’s return than investments in any other countries. Investments in Hong Kong received an allocation of 44.8% and contributed 12.4% to the Fund’s return. The allocation to Brazilian securities had the most negative contribution to the Fund’s return. This country received an allocation of 10.9% and contributed -9.8% to the Fund’s return. The total currency effect to the Fund over the period covered in this report was -6.7%. On a relative basis, the Fund underperformed the Benchmark. Underperformance of -5.0% came from investments in Brazilian securities, more significant underperformance than from investments in any other country. The greatest source of outperformance in the Fund, meanwhile, was from investments in Thailand, which caused 0.6% of outperformance for the Fund versus the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Emerging Markets Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets AlphaDEX® Fund (FEM) (Continued)
Sector Allocation	% of Total Long-Term Investments
Information Technology	16.0%
Materials	15.8
Industrials	15.4
Consumer Discretionary	12.7
Energy	9.1
Utilities	8.8
Financials	5.4
Communication Services	5.1
Consumer Staples	4.1
Real Estate	3.9
Health Care	3.7
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
COSCO SHIPPING Holdings Co., Ltd., Class H	2.3%
Dongfeng Motor Group Co., Ltd., Class H	1.7
Zijin Mining Group Co., Ltd., Class H	1.7
United Microelectronics Corp.	1.6
Great Wall Motor Co., Ltd., Class H	1.5
Flat Glass Group Co., Ltd.	1.5
Impala Platinum Holdings Ltd.	1.5
Sibanye Stillwater Ltd.	1.4
China Hongqiao Group Ltd.	1.4
Yadea Group Holdings Ltd.	1.3
Total	15.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Germany AlphaDEX® Fund (FGM)
The First Trust Germany AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Germany Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FGM.” The Fund commenced trading on February 15, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Germany Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (2/14/12) to 12/31/20	5 Years Ended 12/31/20	Inception (2/14/12) to 12/31/20
Fund Performance
NAV	17.90%	9.28%	8.19%	55.84%	101.09%
Market Price	17.00%	9.20%	8.07%	55.27%	99.21%
Index Performance
NASDAQ AlphaDEX® Germany Index(1)	18.34%	9.64%	N/A	58.42%	N/A
NASDAQ Germany Index(1)	12.19%	6.25%	N/A	35.41%	N/A
MSCI Germany Index	11.55%	6.59%	6.86%	37.57%	80.26%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 17.90% during the 12-month period covered by this report. During the same period, the MSCI Germany Index (the “Benchmark”) generated a return of 11.55%. The Consumer Discretionary sector carried more weight in the Fund than any other sector during the period. This sector’s allocation was 24.6% and caused 7.7% contribution to the Fund’s return, which was the most of any sector. The most negatively contributing sector was the Financials sector. Investments in securities in the Financials sector received an allocation of 11.0% and caused -1.0% drag on the Fund’s return over the period. The total currency effect to the Fund over the period covered in this report was 9.8%. On a relative basis, the Fund outperformed the Benchmark. The allocations to the Information Technology and Consumer Discretionary sectors earned 4.1% and 3.3% outperformance, respectively, for the Fund versus the Benchmark. Meanwhile, the allocation to the Industrials sector caused -1.3% of underperformance for the Fund.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Germany Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Germany AlphaDEX® Fund (FGM) (Continued)
Sector Allocation	% of Total Long-Term Investments
Consumer Discretionary	24.3%
Industrials	15.1
Materials	13.7
Financials	10.3
Communication Services	9.2
Health Care	8.4
Information Technology	6.9
Real Estate	6.8
Utilities	5.3
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Zalando SE	5.2%
Hypoport SE	4.7
BASF SE	4.7
Evonik Industries AG	4.3
Bechtle AG	4.1
Delivery Hero SE	4.0
RTL Group S.A.	4.0
RWE AG	4.0
Porsche Automobil Holding SE (Preference Shares)	4.0
HeidelbergCement AG	3.7
Total	42.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust United Kingdom AlphaDEX® Fund (FKU)
The First Trust United Kingdom AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® United Kingdom Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FKU.” The Fund commenced trading on February 15, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ United Kingdom Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (2/14/12) to 12/31/20	5 Years Ended 12/31/20	Inception (2/14/12) to 12/31/20
Fund Performance
NAV	-5.25%	2.07%	5.80%	10.76%	64.94%
Market Price	-6.08%	1.94%	5.69%	10.07%	63.48%
Index Performance
NASDAQ AlphaDEX® United Kingdom Index(1)	-5.09%	3.11%	N/A	16.57%	N/A
NASDAQ United Kingdom Index(1)	-8.17%	3.01%	N/A	16.00%	N/A
MSCI United Kingdom Index	-10.47%	2.60%	2.95%	13.67%	29.46%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -5.25% during the 12-month period covered by this report. During the same period, the MSCI United Kingdom Index (the “Benchmark”) generated a return of -10.47%. The Fund allocated most heavily to investments in the Consumer Discretionary sector. The average weight of 29.5% was much greater than the Benchmark’s 6.5%. Investments in this sector earned 3.0% return for the Fund. Due partially to allocation effect, but much more substantially to the selection effect of securities in this sector, these investments contributed 5.6% to outperformance for the Fund versus the Benchmark. The worst sector in the Fund was the Industrials sector. This sector received an allocation of 16.7%, contributed -4.7% to the Fund’s return and -3.4% of underperformance for the Fund versus the Benchmark. The total currency effect to the Fund over the period covered in this report was 3.0%. On a relative basis, the Fund outperformed the Benchmark. The most outperformance came from the aforementioned Consumer Discretionary sector and the most underperformance from the Industrials sector. Investments in the Energy sector and in the Financials sector also each contributed 2.8% to outperformance for the Fund versus the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® United Kingdom Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust United Kingdom AlphaDEX® Fund (FKU) (Continued)
Sector Allocation	% of Total Long-Term Investments
Consumer Discretionary	32.9%
Industrials	17.9
Financials	14.8
Materials	12.5
Consumer Staples	5.3
Information Technology	5.3
Communication Services	5.1
Energy	2.2
Real Estate	2.1
Health Care	1.5
Utilities	0.4
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Meggitt PLC	3.0%
Flutter Entertainment PLC	2.7
ASOS PLC	2.7
Games Workshop Group PLC	2.7
Carnival PLC	2.6
B&M European Value Retail S.A.	2.6
Barratt Developments PLC	2.6
Ashtead Group PLC	2.4
Entain PLC	2.3
Taylor Wimpey PLC	2.2
Total	25.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
The First Trust India NIFTY 50 Equal Weight ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NIFTY 50 Equal Weight Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “NFTY.” The Fund commenced trading on February 15, 2012.
The Index is an equally weighted total return index designed to provide diversified exposure to the NIFTY 50 Index, the main index for Indian equity securities. The NIFTY 50 Index is a market capitalization-weighted index comprising the 50 largest and most liquid Indian equity securities. All constituents of the NIFTY 50 Index will be included in the Index, but will be equally weighted.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (2/14/12) to 12/31/20	5 Years Ended 12/31/20	Inception (2/14/12) to 12/31/20
Fund Performance
NAV	10.66%	7.95%	4.97%	46.58%	53.85%
Market Price	10.39%	8.03%	4.93%	47.11%	53.27%
Index Performance
NIFTY 50 Equal Weight Index*	16.64%	N/A	N/A	N/A	N/A
NIFTY 50 Index	12.50%	11.23%	7.80%	70.27%	94.74%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a “NAV” return of 10.66% during the 12-month period covered by this report. During the same period, NIFTY 50 Index (the “Benchmark”) generated a return of 12.50%. During the period covered by this report, the Fund allocated the greatest weight to investments in the Financials sector, followed by the Materials and Consumer Discretionary sectors. The most significant positive contribution to the Fund’s return came from investments in the Health Care sector, and the most significant negative contributor to the Fund’s performance was the Communication Services sector. On a relative basis, the Fund underperformed the Benchmark. The Benchmark tracks the performance of the 50 largest and most liquid Indian securities listed on the National Stock Exchange of India. The Fund holds the same constituents as the Benchmark, but in different weights. The Fund is equally weighted semi-annually. As a result, the Fund has different weights than the Benchmark in each of the underlying constituents and, thus, different sector weightings as well.

*	On April 17, 2018, the Fund’s underlying index changed from the NASDAQ AlphaDEX® Taiwan Index to the Index. On July 14, 2015, the Fund’s underlying index changed from the Defined Taiwan Index to the NASDAQ AlphaDEX® Taiwan Index. Therefore, the Fund’s performance and total returns shown for the periods prior to April 17, 2018, are not necessarily indicative of the performance that the Fund, based on the current index, would have generated. Since the Fund’s new underlying index had an inception date of September 29, 2017, it was not in existence for all the periods disclosed.
The First Trust India NIFTY 50 Equal Weight ETF (the “Product”) offered by First Trust is not sponsored, endorsed, sold or promoted by NSE INDICES LIMITED (formerly known as India Index Services & Products Limited (IISL)). NSE INDICES LIMITED does not make any representation or warranty, express or implied (including warranties of merchantability or fitness for particular purpose or use) and disclaims all liability to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product linked to the NIFTY 50 Equal Weight Index or particularly in the ability of the NIFTY 50 Equal Weight Index to track general stock market performance in India. Please read the full Disclaimers in relation to the NIFTY 50 Equal Weight Index in the Prospectus and Statement of Additional Information.

Fund Performance Overview (Unaudited) (Continued)
First Trust India NIFTY 50 Equal Weight ETF (NFTY) (Continued)
Sector Allocation	% of Total Long-Term Investments
Financials	22.6%
Materials	16.2
Consumer Discretionary	14.1
Information Technology	9.9
Energy	9.8
Health Care	7.8
Consumer Staples	7.8
Utilities	5.9
Industrials	4.0
Communication Services	1.9
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
JSW Steel Ltd	2.1%
IndusInd Bank Ltd.	2.1
UltraTech Cement Ltd.	2.1
Titan Co., Ltd.	2.0
Tata Motors Ltd.	2.0
Asian Paints Ltd.	2.0
Housing Development Finance Corp., Ltd.	2.0
ICICI Bank Ltd.	2.0
Eicher Motors Ltd.	2.0
UPL Ltd.	2.0
Total	20.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Switzerland AlphaDEX® Fund (FSZ)
The First Trust Switzerland AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Switzerland Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FSZ.” The Fund commenced trading on February 15, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Switzerland Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (2/14/12) to 12/31/20	5 Years Ended 12/31/20	Inception (2/14/12) to 12/31/20
Fund Performance
NAV	14.50%	10.85%	10.32%	67.40%	139.09%
Market Price	14.01%	10.72%	10.24%	66.39%	137.65%
Index Performance
NASDAQ AlphaDEX® Switzerland Index(1)	15.69%	11.23%	N/A	70.25%	N/A
NASDAQ Switzerland Index(1)	12.59%	9.11%	N/A	54.63%	N/A
MSCI Switzerland Index	11.64%	9.37%	9.63%	56.52%	126.20%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 14.50% during the 12-month period covered by this report. During the same period, the MSCI Switzerland Index (the “Benchmark”) generated a return of 11.64%. The Fund allocated 23.5% to the Financials sector and 21.2% to the Industrials sector, the greatest allocations of any sectors, during the period. The investments in the Financials sector contributed 0.9% to the Fund’s return and the contribution to the Fund’s return for the securities in the Industrials sector was 6.6%. The greatest drag on Fund performance came from the Consumer Discretionary sector. The Fund allocated 6.1% to the Consumer Discretionary sector, 1.2% of which was to Dufry AG. This security never really recovered from an -80% drop in March 2020 and, on the whole, the Consumer Discretionary sector contributed -4.0% to the Fund’s return. The total currency effect to the Fund over the period covered in this report was 10.17%. On a relative basis, the Fund outperformed the Benchmark. Outperformance of 3.7% for the Fund versus the Benchmark came from the allocation to the Industrials sector, the most of any sector, while the greatest source of underperformance for the Fund was the investments in Dufry AG and the Consumer Discretionary sector. Investments in this sector caused -3.9% of underperformance for the Fund versus the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Switzerland Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Switzerland AlphaDEX® Fund (FSZ) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	22.9%
Financials	22.0
Health Care	16.0
Materials	10.9
Information Technology	8.9
Real Estate	6.8
Consumer Discretionary	5.5
Utilities	3.4
Communication Services	2.8
Consumer Staples	0.8
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Bachem Holding AG, Class B	5.7%
Bucher Industries AG	5.3
Logitech International S.A.	5.0
Swatch Group (The) AG	4.6
Flughafen Zurich AG	4.6
LafargeHolcim Ltd.	4.2
DKSH Holding AG	3.9
ALSO Holding AG	3.9
SFS Group AG	3.4
BKW AG	3.4
Total	44.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
The First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FDTS.” The Fund commenced trading on February 16, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Developed Markets Ex-US Small Cap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (2/15/12) to 12/31/20	5 Years Ended 12/31/20	Inception (2/15/12) to 12/31/20
Fund Performance
NAV	12.18%	7.33%	6.24%	42.41%	71.12%
Market Price	12.11%	7.22%	6.11%	41.71%	69.25%
Index Performance
NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index(1)	13.39%	8.00%	N/A	46.94%	N/A
NASDAQ Developed Markets Ex-US Small Cap Index(1)	11.07%	8.23%	N/A	48.50%	N/A
MSCI World ex-USA Small Cap Index	12.78%	9.63%	8.67%	58.39%	109.20%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 12.18% during the 12-month period covered by this report. During the same period, the NASDAQ Developed Markets Ex-US Small Cap Index (the “Benchmark”) generated a return of 11.07%. The Fund invested in small-cap securities from more than 20 countries, but 36.9% of the Fund was allocated to Japanese securities and 17.5% to investments in South Korea. The Japanese securities created a -1.9% contribution to the Fund’s return, while the investments in South Korean securities contributed 11.3% to the Fund’s return, by far the most of any country in the Fund. The most negative contributor to Fund return were the investments in Canada. These securities received an average weight of 7.8% and contributed -2.2% to the Fund’s overall return. The total currency effect to the Fund over the period covered in this report was 6.7%. On a relative basis, the Fund outperformed the Benchmark. The greatest source of outperformance for the Fund during the period came from investments in South Korean securities. The Fund had much greater weight allocated to South Korea than did the Benchmark, and this resulted in 4.2% of outperformance for the Fund versus the Benchmark. Meanwhile, the selection of Japanese investments in the Fund had a poorer return and caused -1.5% of underperformance for the Fund versus the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	22.1%
Consumer Discretionary	19.0
Information Technology	12.3
Materials	11.3
Financials	7.3
Real Estate	6.0
Health Care	6.0
Consumer Staples	5.3
Communication Services	4.6
Energy	4.3
Utilities	1.8
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
HMM Co., Ltd.	0.7%
AO World PLC	0.7
CS Wind Corp.	0.7
Ferrexpo PLC	0.6
BW LPG Ltd.	0.6
Just Group PLC	0.6
Kureha Corp.	0.6
Boozt AB	0.6
Chong Kun Dang Pharmaceutical Corp.	0.5
Public Power Corp., S.A.	0.5
Total	6.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
The First Trust Emerging Markets Small Cap AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Emerging Markets Small Cap Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEMS.” The Fund commenced trading on February 16, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Emerging Markets Small Cap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (2/15/12) to 12/31/20	5 Years Ended 12/31/20	Inception (2/15/12) to 12/31/20
Fund Performance
NAV	8.73%	12.53%	6.94%	80.41%	81.44%
Market Price	7.65%	12.60%	6.88%	81.01%	80.55%
Index Performance
NASDAQ AlphaDEX® Emerging Markets Small Cap Index(1)	10.41%	14.40%	N/A	95.94%	N/A
NASDAQ Emerging Markets Small Cap Index(1)	15.13%	10.21%	N/A	62.57%	N/A
MSCI Emerging Markets Small Cap Index	19.29%	8.19%	4.28%	48.23%	45.11%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 8.73% during the 12-month period covering this report. During the same period, the MSCI Emerging Markets Small Cap Index (the “Benchmark”) returned 19.29%. The largest allocation by country for the Fund in the period was in Taiwan with a 24.5% weight. Investments in Taiwanese securities also provided the largest contribution to the Fund’s return, contributing 8.1% to the Fund. The Fund’s allocation to Brazilian securities provided the largest negative contribution to the Fund’s return at -11.2%. Total currency effect to the Fund for the period was -5.0%. On a relative basis, the Fund underperformed the Benchmark. The largest source of underperformance came from the Fund’s lack of investments in South Korea, causing -7.2% of underperformance compared to the Benchmark. The Fund did outperform the Benchmark among Malaysian securities, generating 3.1% of outperformance compared to the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Emerging Markets Small Cap Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS) (Continued)
Sector Allocation	% of Total Long-Term Investments
Information Technology	19.1%
Industrials	16.9
Materials	14.2
Real Estate	10.2
Consumer Discretionary	7.2
Utilities	6.7
Financials	6.6
Energy	6.4
Communication Services	5.5
Consumer Staples	4.9
Health Care	2.3
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Evergreen Marine Corp. Taiwan Ltd.	1.4%
Dongyue Group Ltd.	1.4
Turk Traktor ve Ziraat Makineleri A.S.	1.3
Light S.A.	1.2
Indo Tambangraya Megah Tbk PT	1.2
Media Nusantara Citra Tbk PT	1.1
China South City Holdings Ltd.	1.1
Nan Ya Printed Circuit Board Corp.	1.1
GCL-Poly Energy Holdings Ltd.	1.0
Bukit Asam Tbk PT	1.0
Total	11.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Eurozone AlphaDEX® ETF (FEUZ)
The First Trust Eurozone AlphaDEX® ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Eurozone Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEUZ.” The Fund commenced trading on October 22, 2014.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Eurozone Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (10/21/14) to 12/31/20	5 Years Ended 12/31/20	Inception (10/21/14) to 12/31/20
Fund Performance
NAV	4.69%	7.88%	7.11%	46.11%	53.00%
Market Price	3.54%	7.77%	6.91%	45.40%	51.29%
Index Performance
NASDAQ AlphaDEX® Eurozone Index	5.56%	8.39%	7.74%	49.61%	58.73%
NASDAQ Eurozone Index	8.00%	7.39%	6.12%	42.80%	44.52%
MSCI EMU Index	7.89%	7.47%	5.96%	43.37%	43.17%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 4.69% during the 12-month period covered by this report. During the same period, the MSCI EMU Index (the “Benchmark”) generated a return of 7.89%. Germany and France received the greatest allocations, by a wide margin, of any countries in both the Fund and in the Benchmark during the period covered by this report. In the Fund, investments in Germany received the greatest weight, with an allocation of 30.8%. These securities contributed only 1.4% to the Fund’s overall return. The greatest contributors to the Fund’s performance were investments in the Netherlands. While Netherlands’ securities received an allocation of only 10.2%, these investments contributed 4.0% to the Fund’s return during the period. Meanwhile, investments in Italy contributed -3.9% to the Fund’s return, the worst of any country during the period. The total currency effect to the Fund over the period covered in this report was 8.7%. On a relative basis, the Fund underperformed the Benchmark. One source of underperformance was the investments in Italy. They caused -2.6% of underperformance for the Fund versus the Benchmark. Another source of underperformance for the Fund versus the Benchmark was the performances of the chosen German securities. This country received a similar weighting in the Fund and in the Benchmark, but the Fund underperformed the Benchmark within the selected German investments, causing -2.0% of underperformance for the Fund based on investments in this country alone. The greatest source of outperformance for the Fund was investments in Belgium. The Fund relatively overweighted investments in this country, which performed well and earned 1.3% of outperformance for the Fund versus the Benchmark.

Nasdaq® and NASDAQ AlphaDEX® Eurozone Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Eurozone AlphaDEX® ETF (FEUZ) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	17.1%
Financials	13.8
Materials	12.1
Communication Services	9.9
Consumer Discretionary	9.4
Information Technology	8.2
Utilities	8.0
Real Estate	7.8
Health Care	7.2
Consumer Staples	4.1
Energy	2.4
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Siemens Gamesa Renewable Energy S.A.	1.4%
Aroundtown S.A.	1.4
Wacker Chemie AG	1.4
SOITEC	1.3
LANXESS AG	1.3
Jungheinrich AG (Preference Shares)	1.2
Adyen N.V.	1.2
Evonik Industries AG	1.2
Societe Generale S.A.	1.2
Publicis Groupe S.A.	1.2
Total	12.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded AlphaDEX® Fund II
Understanding Your Fund Expenses
December 31, 2020 (Unaudited)
As a shareholder of First Trust Asia Pacific ex-Japan AlphaDEX® Fund, First Trust Europe AlphaDEX® Fund, First Trust Latin America AlphaDEX® Fund, First Trust Brazil AlphaDEX® Fund, First Trust China AlphaDEX® Fund, First Trust Japan AlphaDEX® Fund, First Trust Developed Markets ex-US AlphaDEX® Fund, First Trust Emerging Markets AlphaDEX® Fund, First Trust Germany AlphaDEX® Fund, First Trust United Kingdom AlphaDEX® Fund, First Trust India NIFTY 50 Equal Weight ETF, First Trust Switzerland AlphaDEX® Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund, First Trust Emerging Markets Small Cap AlphaDEX® Fund or First Trust Eurozone AlphaDEX® ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Actual	$1,000.00	$1,329.20	0.80%	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.80%	$4.06
First Trust Europe AlphaDEX® Fund (FEP)
Actual	$1,000.00	$1,282.90	0.80%	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.80%	$4.06
First Trust Latin America AlphaDEX® Fund (FLN)
Actual	$1,000.00	$1,340.70	0.80%	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.80%	$4.06
First Trust Brazil AlphaDEX® Fund (FBZ)
Actual	$1,000.00	$1,252.10	0.80%	$4.53
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.80%	$4.06
First Trust China AlphaDEX® Fund (FCA)
Actual	$1,000.00	$1,225.10	0.80%	$4.47
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.80%	$4.06

First Trust Exchange-Traded AlphaDEX® Fund II
Understanding Your Fund Expenses (Continued)
December 31, 2020 (Unaudited)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Japan AlphaDEX® Fund (FJP)
Actual	$1,000.00	$1,120.10	0.80%	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.80%	$4.06
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Actual	$1,000.00	$1,229.00	0.80%	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.80%	$4.06
First Trust Emerging Markets AlphaDEX® Fund (FEM)
Actual	$1,000.00	$1,215.80	0.80%	$4.46
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.80%	$4.06
First Trust Germany AlphaDEX® Fund (FGM)
Actual	$1,000.00	$1,278.80	0.80%	$4.58
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.80%	$4.06
First Trust United Kingdom AlphaDEX® Fund (FKU)
Actual	$1,000.00	$1,309.80	0.80%	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.80%	$4.06
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
Actual	$1,000.00	$1,382.90	0.80%	$4.79
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.80%	$4.06
First Trust Switzerland AlphaDEX® Fund (FSZ)
Actual	$1,000.00	$1,243.70	0.80%	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.80%	$4.06
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Actual	$1,000.00	$1,321.00	0.80%	$4.67
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.80%	$4.06
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Actual	$1,000.00	$1,276.00	0.80%	$4.58
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.80%	$4.06
First Trust Eurozone AlphaDEX® ETF (FEUZ)
Actual	$1,000.00	$1,248.40	0.80%	$4.52
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.80%	$4.06

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (July 1, 2020 through December 31, 2020), multiplied by 184/366 (to reflect the six-month period).

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) – 96.6%
	Australia – 20.8%
3,337	Afterpay Ltd. (b)	$303,574
24,499	AGL Energy Ltd.	225,706
21,738	ALS Ltd.	161,053
3,598	Ansell Ltd.	96,475
2,227	Aristocrat Leisure Ltd.	53,224
31,405	Aurizon Holdings Ltd.	94,426
1,875	BHP Group Ltd.	61,334
5,255	BlueScope Steel Ltd.	70,817
29,270	Boral Ltd.	111,700
2,527	Domino’s Pizza Enterprises Ltd.	168,869
11,606	Evolution Mining Ltd.	44,649
16,377	Fortescue Metals Group Ltd.	295,824
29,464	Harvey Norman Holdings Ltd.	106,535
5,672	JB Hi-Fi Ltd.	212,607
13,395	Mineral Resources Ltd.	386,741
4,893	Northern Star Resources Ltd.	47,870
4,325	Orica Ltd.	50,516
19,054	OZ Minerals Ltd.	277,341
708	Rio Tinto Ltd.	62,132
12,908	Saracen Mineral Holdings Ltd. (b)	47,269
7,448	Seven Group Holdings Ltd.	134,076
2,013	Sonic Healthcare Ltd.	49,894
24,006	Telstra Corp., Ltd.	55,152
14,193	Washington H Soul Pattinson & Co., Ltd. (c)	329,248
1,502	Wesfarmers Ltd.	58,362
20,964	Worley Ltd.	185,704
		3,691,098
	Bermuda – 9.4%
916,000	China Youzan Ltd. (b)	272,941
10,500	CK Infrastructure Holdings Ltd.	56,411
102,000	Hopson Development Holdings Ltd.	259,985
107,000	Kerry Logistics Network Ltd.	234,635
93,846	Kerry Properties Ltd.	237,749
180,800	Man Wah Holdings Ltd.	392,270
152,294	Nine Dragons Paper Holdings Ltd.	216,091
		1,670,082
	Cayman Islands – 7.0%
49,155	CK Asset Holdings Ltd.	252,355
39,818	CK Hutchison Holdings Ltd.	277,868
199,000	Lee & Man Paper Manufacturing Ltd.	163,000
69,000	SITC International Holdings Co., Ltd.	148,993
236,333	WH Group Ltd. (d) (e)	198,152
70,531	Xinyi Glass Holdings Ltd.	196,969
		1,237,337
	Hong Kong – 3.9%
5,000	CLP Holdings, Ltd.	46,243
Shares	Description	Value

	Hong Kong (Continued)
25,499	Henderson Land Development Co., Ltd.	$99,497
20,000	New World Development Co. Ltd.	93,132
79,917	PCCW Ltd.	48,141
9,000	Power Assets Holdings Ltd.	48,759
11,303	Sun Hung Kai Properties Ltd.	145,799
14,458	Techtronic Industries Co., Ltd.	206,265
		687,836
	New Zealand – 0.8%
1,325	Xero Ltd. (b)	149,978
	Singapore – 7.3%
96,400	CapitaLand Ltd.	239,249
17,200	City Developments Ltd.	103,726
389,800	Genting Singapore Ltd.	250,704
18,100	Jardine Cycle & Carriage Ltd.	267,747
7,800	Oversea-Chinese Banking Corp., Ltd.	59,374
3,400	United Overseas Bank Ltd.	58,116
19,600	UOL Group Ltd.	114,343
10,200	Venture Corp Ltd.	149,882
14,800	Wilmar International Ltd.	52,073
		1,295,214
	South Korea – 47.4%
1,241	Alteogen, Inc. (b)	205,291
708	CJ CheilJedang Corp.	248,318
945	CJ Logistics Corp. (b)	143,973
705	Coway Co., Ltd. (b)	47,182
1,977	E-MART, Inc.	275,721
7,963	Hana Financial Group, Inc.	252,898
8,879	Hankook Tire & Technology Co., Ltd.	322,040
3,881	Hanmi Science Co., Ltd.	271,881
13,589	Hanon Systems	203,278
7,274	Hanwha Solutions Corp.	320,744
1,165	Hyundai Glovis Co., Ltd.	197,330
973	Hyundai Mobis Co., Ltd. (b)	228,852
1,567	Hyundai Motor Co.	276,962
27,935	Industrial Bank of Korea	227,327
614	Kakao Corp.	220,154
4,469	KB Financial Group, Inc.	178,546
5,964	Kia Motors Corp.	342,588
8,227	Korea Electric Power Corp. (b)	207,512
594	Korea Zinc Co., Ltd.	219,544
12,187	KT Corp.	269,252
2,037	KT&G Corp.	155,827
428	LG Chem Ltd.	324,654
7,289	LG Display Co., Ltd.	124,469
3,050	LG Electronics, Inc.	379,039
24,322	LG Uplus Corp.	263,080
569	Lotte Chemical Corp.	144,568
566	NAVER Corp.	152,403
1,348	Netmarble Corp. (b) (d) (e)	163,180

See Notes to Financial Statements

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Korea (Continued)
1,142	POSCO	$285,947
1,345	POSCO Chemical Co., Ltd.	128,767
1,922	Samsung Electronics Co., Ltd.	143,314
1,834	Samsung Life Insurance Co., Ltd.	133,544
387	Samsung SDI Co., Ltd.	223,728
1,074	Seegene, Inc.	190,815
1,327	Shin Poong Pharmaceutical Co., Ltd. (b)	151,476
6,080	Shinhan Financial Group Co., Ltd.	179,383
1,332	SK Hynix, Inc.	145,302
705	SK Telecom Co., Ltd.	154,460
19,560	Woori Financial Group, Inc.	175,199
1,830	Yuhan Corp.	126,515
		8,405,063
	Total Common Stocks	17,136,608
	(Cost $13,349,146)
REAL ESTATE INVESTMENT TRUSTS (a) – 2.6%
	Australia – 2.0%
10,738	Charter Hall Group	121,776
22,521	Dexus	163,208
30,613	Mirvac Group	62,307
		347,291
	Singapore – 0.6%
67,300	Mapletree Commercial Trust	108,467
	Total Real Estate Investment Trusts	455,758
	(Cost $366,656)
MONEY MARKET FUNDS – 0.3%
60,149	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.03% (f) (g)	60,149
	(Cost $60,149)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.4%
$61,301	JPMorgan Chase & Co., 0.01% (f), dated 12/31/20, due 1/4/21, with a maturity value of $61,301. Collateralized by U.S. Treasury Note, interest rate of 1.625%, due 12/15/22. The value of the collateral including accrued interest is $62,968. (g)	$61,301
	(Cost $61,301)
	Total Investments – 99.9%	17,713,816
	(Cost $13,837,252) (h)
	Net Other Assets and Liabilities – 0.1%	21,781
	Net Assets – 100.0%	$17,735,597

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $115,989 and the total value of the collateral held by the Fund is $121,450.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Rate shown reflects yield as of December 31, 2020.
(g)	This security serves as collateral for securities on loan.
(h)	Aggregate cost for federal income tax purposes was $13,998,042. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,041,681 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $325,907. The net unrealized appreciation was $3,715,774.

See Notes to Financial Statements

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Portfolio of Investments (Continued)
December 31, 2020

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 17,136,608	$ 17,136,608	$ —	$ —
Real Estate Investment Trusts*	455,758	455,758	—	—
Money Market Funds	60,149	60,149	—	—
Repurchase Agreements	61,301	—	61,301	—
Total Investments	$ 17,713,816	$ 17,652,515	$ 61,301	$—

*	See Portfolio of Investments for country breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$115,989
Non-cash Collateral (2)	(115,989)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$61,301
Non-cash Collateral (4)	(61,301)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2020, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
South Korean Won	47.5%
Australian Dollar	23.6
Hong Kong Dollar	20.3
Singapore Dollar	7.9
United States Dollar	0.7
Total	100.0%

See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) – 97.3%
	Austria – 2.4%
55,259	ams AG (b)	$1,208,420
30,027	Erste Group Bank AG (b)	914,861
7,247	Mayr Melnhof Karton AG	1,460,794
91,742	OMV AG	3,698,528
164,262	Raiffeisen Bank International AG (b)	3,347,187
		10,629,790
	Belgium – 1.1%
4,841	Ackermans & van Haaren N.V.	727,423
30,785	Ageas S.A./N.V.	1,638,978
137,846	Proximus S.A.D.P.	2,729,757
		5,096,158
	Denmark – 5.2%
1,896	ALK-Abello A.S. (b)	778,019
1,988	AP Moller - Maersk A.S., Class B	4,436,160
19,263	DSV Panalpina A.S.	3,225,044
1,746	Genmab A.S. (b)	705,863
24,938	GN Store Nord A.S.	1,994,254
30,344	Netcompany Group A.S. (b) (c) (d)	3,100,443
8,721	Pandora A.S.	974,821
6,555	Rockwool International A.S., Class B	2,450,970
4,782	SimCorp A.S.	710,738
19,389	Vestas Wind Systems A.S.	4,581,194
		22,957,506
	Finland – 3.2%
124,273	Fortum OYJ	2,990,817
38,179	Huhtamaki OYJ	1,971,065
121,980	Kesko OYJ, Class B	3,135,315
14,305	Kone OYJ, Class B	1,161,435
11,969	Neste OYJ	865,033
160,527	Stora Enso OYJ, Class R	3,068,107
20,657	UPM-Kymmene OYJ	768,929
		13,960,701
	France – 11.2%
11,844	Arkema S.A.	1,352,872
23,407	Atos SE (b)	2,138,346
4,020	BioMerieux	566,733
51,972	BNP Paribas S.A. (b)	2,736,805
36,234	Bouygues S.A.	1,489,526
157,120	Carrefour S.A.	2,692,997
5,858	Cie Generale des Etablissements Michelin SCA	751,067
100,516	CNP Assurances (b)	1,618,443
143,653	Credit Agricole S.A. (b)	1,811,095
17,085	Iliad S.A.	3,508,565
11,994	Ipsen S.A.	994,903
302,081	Orange S.A.	3,592,209
58,391	Publicis Groupe S.A.	2,907,548
Shares	Description	Value

	France (Continued)
149,924	Rexel S.A. (b)	$2,361,779
31,356	Rubis SCA	1,454,864
31,445	Sanofi	3,023,244
7,287	Sartorius Stedim Biotech	2,592,310
142,260	Societe Generale S.A. (b)	2,958,286
17,448	SOITEC (b)	3,395,535
11,870	Sopra Steria Group (b)	1,917,030
135,836	Suez S.A.	2,691,613
6,112	Teleperformance	2,025,722
6,919	Wendel SE	827,932
		49,409,424
	Germany – 18.7%
141,887	1&1 Drillisch AG	3,542,993
25,971	Bayerische Motoren Werke AG	2,291,675
15,516	Bechtle AG	3,381,594
29,646	Brenntag AG	2,293,987
256,005	Commerzbank AG (b)	1,646,934
34,983	Daimler AG	2,469,770
10,938	Delivery Hero SE (b) (c) (d)	1,697,026
55,200	Deutsche Post AG	2,731,121
121,437	Evonik Industries AG	3,958,072
27,656	Fresenius SE & Co., KGaA	1,278,460
17,894	GEA Group AG	640,067
11,236	Gerresheimer AG	1,204,497
41,026	HeidelbergCement AG	3,068,310
33,847	HelloFresh SE (b)	2,613,269
5,024	Hypoport SE (b)	3,160,848
22,261	Infineon Technologies AG	853,656
91,164	Jungheinrich AG (Preference Shares)	4,076,160
36,668	KION Group AG (e)	3,187,645
54,825	LANXESS AG	4,203,474
17,616	LEG Immobilien AG	2,734,406
8,621	Merck KGaA	1,478,144
42,170	Porsche Automobil Holding SE (Preference Shares)	2,905,558
83,920	RWE AG	3,544,146
4,591	Sartorius AG (Preference Shares)	1,927,113
12,754	Software AG	519,468
65,059	Suedzucker AG	927,524
4,549	Symrise AG	602,410
83,416	TAG Immobilien AG	2,639,343
19,484	Uniper SE	672,186
65,719	United Internet AG	2,764,234
17,926	Varta AG (b) (e)	2,588,497
15,632	Volkswagen AG (Preference Shares)	2,910,739
32,365	Wacker Chemie AG	4,616,143
33,596	Zalando SE (b) (c) (d)	3,737,335
		82,866,804
	Ireland – 0.2%
13,822	Kingspan Group PLC (b)	969,236

See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Isle Of Man (U.K.) – 0.3%
99,959	Entain PLC (b)	$1,549,426
	Italy – 5.5%
1,731,375	A2A S.p.A.	2,759,193
17,564	Amplifon S.p.A. (b)	730,398
134,953	Buzzi Unicem S.p.A	3,214,874
73,520	De’ Longhi S.p.A.	2,315,449
170,271	Hera S.p.A.	619,874
334,834	Intesa Sanpaolo S.p.A. (b)	782,349
489,279	Iren S.p.A	1,270,769
99,669	Italgas S.p.A.	633,155
429,375	Leonardo S.p.A. (e)	3,100,067
64,824	Prysmian S.p.A.	2,302,910
27,263	Reply S.p.A.	3,174,047
7,846,880	Telecom Italia S.p.A.	3,617,810
		24,520,895
	Jersey – 1.5%
129,655	boohoo Group PLC (b)	608,150
24,938	Ferguson PLC	3,029,685
46,899	Wizz Air Holdings PLC (b) (c) (d)	2,927,093
		6,564,928
	Luxembourg – 3.6%
625,566	Aroundtown S.A.	4,677,043
497,450	B&M European Value Retail S.A.	3,511,517
23,845	Eurofins Scientific SE (b)	1,999,209
78,083	Grand City Properties S.A.	1,999,376
79,826	RTL Group S.A. (b)	3,875,422
		16,062,567
	Netherlands – 4.7%
1,365	Adyen N.V. (b) (c) (d)	3,176,687
725,306	Aegon N.V.	2,866,437
18,697	ASR Nederland N.V.	750,333
15,058	Euronext N.V. (c) (d)	1,658,364
11,553	EXOR N.V.	934,611
15,856	IMCD N.V.	2,019,373
63,763	Koninklijke Ahold Delhaize N.V.	1,800,178
44,663	Koninklijke Vopak N.V.	2,345,644
50,244	NN Group N.V.	2,180,852
67,987	Signify N.V. (b) (c) (d)	2,867,934
		20,600,413
	Norway – 1.4%
146,951	Adevinta ASA (b)	2,467,964
22,268	Salmar ASA	1,307,889
56,958	Schibsted ASA, Class A (b)	2,433,299
		6,209,152
	Portugal – 0.0%
1,811,371	Banco Espirito Santo S.A. (b) (f) (g) (h)	0
Shares	Description	Value

	Spain – 1.7%
27,720	ACS Actividades de Construccion y Servicios S.A.	$919,411
296,038	CaixaBank S.A.	759,837
54,514	Enagas S.A.	1,196,415
116,228	Siemens Gamesa Renewable Energy S.A.	4,698,447
		7,574,110
	Sweden – 11.7%
239,509	AddTech AB, Class B	3,173,037
110,980	AF Poyry AB (b)	3,388,373
37,474	BillerudKorsnas AB	662,932
84,478	Boliden AB	2,991,989
101,225	Dometic Group AB (b) (d)	1,340,423
53,791	Electrolux AB, Class B	1,251,022
32,334	EQT AB	826,860
18,935	Evolution Gaming Group AB (c) (d)	1,921,209
226,593	Fabege AB	3,562,376
12,366	Fastighets AB Balder, Class B (b)	644,632
84,586	Holmen AB, Class B	4,046,508
171,174	Husqvarna AB, Class B	2,215,717
175,731	Indutrade AB (b)	3,763,406
47,984	Investor AB, Class B	3,494,581
77,251	Kinnevik AB, Class B (b)	3,901,234
24,302	Lifco AB, Class B	2,330,482
73,116	Nibe Industrier AB, Class B	2,396,736
207,252	Samhallsbyggnadsbolaget i Norden AB (b)	721,941
29,669	Skanska AB, Class B	756,185
228,892	Svenska Cellulosa AB SCA, Class B (b)	3,986,609
135,795	Sweco AB, Class B	2,492,227
7,692	Swedish Match AB	596,281
18,970	Thule Group AB (b) (c) (d)	709,219
35,362	Trelleborg AB, Class B (b)	784,380
		51,958,359
	Switzerland – 5.4%
11,891	ALSO Holding AG	3,398,196
5,909	Bachem Holding AG, Class B	2,639,794
11,793	BKW AG	1,321,434
187,667	Credit Suisse Group AG	2,416,586
17,997	DKSH Holding AG	1,352,875
27,541	LafargeHolcim Ltd.	1,512,531
32,272	Logitech International S.A.	3,132,057
2,035	Lonza Group AG	1,307,475
62,550	SIG Combibloc Group AG	1,451,234
7,673	Sika AG	2,095,709
2,358	Swisscom AG	1,270,758
3,788	Tecan Group AG	1,856,133
		23,754,782

See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	United Kingdom – 19.5%
51,904	Anglo American PLC	$1,720,879
17,378	Ashtead Group PLC	817,021
47,272	ASOS PLC (b)	3,091,944
340,809	Aviva PLC	1,515,615
306,959	Barratt Developments PLC (b)	2,812,435
103,538	Bellway PLC	4,183,932
29,429	BHP Group PLC	774,700
70,109	British American Tobacco PLC	2,596,269
2,474,317	BT Group PLC (b)	4,474,849
58,257	Bunzl PLC	1,946,251
102,879	Computacenter PLC	3,444,018
44,210	Diploma PLC	1,325,221
542,145	Direct Line Insurance Group PLC	2,365,013
495,592	DS Smith PLC (b)	2,538,747
139,404	Dunelm Group PLC (b)	2,312,402
162,686	Fresnillo PLC	2,512,834
14,333	Games Workshop Group PLC	2,195,242
18,757	Hikma Pharmaceuticals PLC	645,872
61,501	IG Group Holdings PLC	724,965
1,363,709	Investec PLC	3,492,905
2,159,922	ITV PLC (b)	3,154,544
764,879	J Sainsbury PLC	2,358,667
240,607	JD Sports Fashion PLC (b)	2,829,659
41,320	Johnson Matthey PLC	1,370,249
820,429	Kingfisher PLC (b)	3,033,717
1,847,247	Lloyds Banking Group PLC (b)	920,515
610,458	M&G PLC	1,652,489
89,094	Mondi PLC	2,094,971
70,970	Ocado Group PLC (b)	2,219,567
265,941	Pearson PLC	2,474,440
39,371	Persimmon PLC	1,489,748
20,917	Rio Tinto PLC	1,564,639
59,922	Spectris PLC	2,309,163
273,435	Standard Chartered PLC (b)	1,742,104
292,756	Tate & Lyle PLC	2,699,919
2,244,564	Taylor Wimpey PLC (b)	5,089,133
948,275	Vodafone Group PLC	1,568,309
867,776	Wm Morrison Supermarkets PLC	2,104,583
		86,167,530
	Total Common Stocks	430,851,781
	(Cost $371,285,601)
REAL ESTATE INVESTMENT TRUSTS (a) – 2.2%
	France – 1.2%
8,925	Covivio	821,558
23,820	Gecina S.A.	3,675,292
11,195	ICADE	860,244
		5,357,094
	Spain – 1.0%
304,320	Inmobiliaria Colonial Socimi S.A.	2,983,475
Shares	Description	Value

	Spain (Continued)
150,655	Merlin Properties Socimi S.A.	$1,431,891
		4,415,366
	Total Real Estate Investment Trusts	9,772,460
	(Cost $9,016,743)
MONEY MARKET FUNDS – 0.9%
3,896,692	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.03% (i) (j)	3,896,692
	(Cost $3,896,692)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.9%
$3,971,378	JPMorgan Chase & Co., 0.01% (i), dated 12/31/20, due 1/4/21, with a maturity value of $3,971,382. Collateralized by U.S. Treasury Note, interest rate of 1.625%, due 12/15/22. The value of the collateral including accrued interest is $4,079,340. (j)	3,971,378
	(Cost $3,971,378)
	Total Investments – 101.3%	448,492,311
	(Cost $388,170,414) (k)
	Net Other Assets and Liabilities – (1.3)%	(5,727,118)
	Net Assets – 100.0%	$442,765,193

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments (Continued)
December 31, 2020
(e)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $7,439,737 and the total value of the collateral held by the Fund is $7,868,070.
(f)	This issuer has filed for protection in bankruptcy court.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(i)	Rate shown reflects yield as of December 31, 2020.
(j)	This security serves as collateral for securities on loan.
(k)	Aggregate cost for federal income tax purposes was $392,401,591. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $65,836,970 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $9,746,250. The net unrealized appreciation was $56,090,720.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Portugal	$ —**	$ —	$ —	$ —**
Other Country Categories*	430,851,781	430,851,781	—	—
Real Estate Investment Trusts*	9,772,460	9,772,460	—	—
Money Market Funds	3,896,692	3,896,692	—	—
Repurchase Agreements	3,971,378	—	3,971,378	—
Total Investments	$ 448,492,311	$ 444,520,933	$ 3,971,378	$—

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 Common Stocks are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 Common Stocks values are based on unobservable and non-quantitative inputs.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$7,439,737
Non-cash Collateral (2)	(7,439,737)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$3,971,378
Non-cash Collateral (4)	(3,971,378)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2020, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
Euro	52.8%
British Pound Sterling	21.8
Swedish Krona	11.6
Swiss Franc	5.6
Danish Krone	5.1
United States Dollar	1.7
Norwegian Krone	1.4
Total	100.0%

See Notes to Financial Statements

First Trust Latin America AlphaDEX® Fund (FLN)
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) – 98.9%
	Brazil – 61.1%
18,709	Atacadao S.A.	$69,841
4,260	B2W Cia Digital (b)	62,011
6,969	B3 S.A. - Brasil Bolsa Balcao	83,158
19,750	Banco Bradesco S.A. (Preference Shares)	103,195
10,524	Banco BTG Pactual S.A.	190,454
51,768	Banco do Brasil S.A.	386,700
41,131	Banco Santander Brasil S.A.	354,993
15,795	BB Seguridade Participacoes S.A.	90,102
63,215	Centrais Eletricas Brasileiras S.A.	446,285
5,497	Cia Brasileira de Distribuicao	79,425
16,382	Cia de Saneamento Basico do Estado de Sao Paulo	140,159
116,163	Cia Siderurgica Nacional S.A.	712,293
9,500	Engie Brasil Energia S.A.	80,365
54,297	Equatorial Energia S.A.	242,101
73,719	Gerdau S.A. (Preference Shares)	347,008
30,845	Hapvida Participacoes e Investimentos S.A. (c) (d)	90,619
217,806	Itausa S.A. (Preference Shares)	491,869
48,320	Klabin S.A.	246,242
27,058	Localiza Rent a Car S.A.	359,179
85,952	Magazine Luiza S.A.	412,865
37,487	Natura & Co. Holding S.A. (b)	378,897
90,304	Neoenergia S.A.	306,333
38,048	Petrobras Distribuidora S.A.	162,104
32,736	Raia Drogasil S.A.	157,812
33,663	Suzano S.A. (b)	379,391
44,143	Telefonica Brasil S.A.	395,181
146,761	TIM S.A.	413,933
59,679	Ultrapar Participacoes S.A.	272,762
12,970	Vale S.A.	218,364
66,283	Via Varejo S.A. (b)	206,217
29,173	WEG S.A.	425,390
		8,305,248
	Cayman Islands – 4.0%
6,429	StoneCo Ltd., Class A (b)	539,522
	Chile – 5.6%
2,160	Banco de Credito e Inversiones S.A.	84,789
139,774	Cencosud S.A.	248,859
2,626,468	Enel Americas S.A.	428,848
		762,496
	Colombia – 2.9%
583,817	Grupo Aval Acciones y Valores S.A. (Preference Shares)	204,093
25,725	Interconexion Electrica S.A. ESP	193,568
		397,661
Shares	Description	Value

	Mexico – 25.3%
31,354	Arca Continental S.A.B. de C.V.	$149,936
537,489	Cemex S.A.B. de C.V., Series CPO (b)	277,935
95,538	El Puerto de Liverpool S.A.B. de C.V. (b)	334,823
12,050	Fomento Economico Mexicano S.A.B. de C.V., Series UBD	91,394
18,381	Gruma S.A.B. de C.V., Class B	219,072
145,167	Grupo Bimbo S.A.B. de C.V., Series A	314,779
66,097	Grupo Carso S.A.B. de C.V., Series A1 (b)	219,056
58,786	Grupo Financiero Banorte S.A.B. de C.V., Class O (b)	323,922
348,552	Grupo Financiero Inbursa S.A.B. de C.V., Class O (b)	350,663
80,074	Grupo Mexico S.A.B. de C.V., Series B	339,579
16,809	Industrias Penoles S.A.B. de C.V. (b)	285,760
90,133	Infraestructura Energetica Nova S.A.B. de C.V. (b)	353,520
77,511	Orbia Advance Corp S.A.B. de C.V.	182,253
		3,442,692
	Total Investments – 98.9%	13,447,619
	(Cost $9,836,492) (e)
	Net Other Assets and Liabilities – 1.1%	151,751
	Net Assets – 100.0%	$13,599,370

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

See Notes to Financial Statements

First Trust Latin America AlphaDEX® Fund (FLN)
Portfolio of Investments (Continued)
December 31, 2020
(e)	Aggregate cost for federal income tax purposes was $10,255,139. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,722,508 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $530,028. The net unrealized appreciation was $3,192,480.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 13,447,619	$ 13,447,619	$ —	$ —

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

First Trust Brazil AlphaDEX® Fund (FBZ)
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS – 98.7%
	Banks – 13.4%
26,289	Banco Bradesco S.A. (Preference Shares)	$137,362
25,390	Banco do Brasil S.A.	189,660
56,686	Banco Inter S.A. (Preference Shares) (a) (b)	359,048
29,132	Banco Santander Brasil S.A.	251,432
141,862	Itausa S.A. (Preference Shares)	320,365
		1,257,867
	Beverages – 0.6%
19,243	Ambev S.A.	57,979
	Capital Markets – 2.5%
19,756	B3 S.A. - Brasil Bolsa Balcao	235,739
	Containers & Packaging – 0.7%
13,384	Klabin S.A.	68,206
	Diversified Consumer Services – 1.5%
41,164	Cogna Educacao (c)	36,693
16,172	YDUQS Participacoes S.A.	102,495
		139,188
	Diversified Telecommunication Services – 2.2%
22,660	Telefonica Brasil S.A.	202,859
	Electric Utilities – 20.0%
43,886	Centrais Eletricas Brasileiras S.A.	309,826
52,050	Cia de Transmissao de Energia Electrica Paulista (Preference Shares)	278,678
77,119	Cia Energetica de Minas Gerais (Preference Shares)	216,174
22,369	Cia Paranaense de Energia, Class B (Preference Shares)	322,732
62,478	EDP - Energias do Brasil S.A.	236,359
58,590	Equatorial Energia S.A.	261,242
38,732	Transmissora Alianca de Energia Eletrica S.A.	248,535
		1,873,546
	Electrical Equipment – 3.4%
21,505	WEG S.A.	313,578
	Food & Staples Retailing – 1.9%
36,895	Raia Drogasil S.A.	177,862
	Food Products – 5.9%
25,597	BRF S.A. (c)	108,613
12,865	JBS S.A.	58,601
13,400	M. Dias Branco S.A.	87,868
Shares	Description	Value

	Food Products (Continued)
107,887	Marfrig Global Foods S.A. (c)	$301,383
		556,465
	Health Care Providers & Services – 4.6%
65,650	Hapvida Participacoes e Investimentos S.A. (a) (b)	192,873
16,003	Notre Dame Intermedica Participacoes S.A.	241,360
		434,233
	Household Durables – 2.6%
23,815	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	135,164
13,639	Ez Tec Empreendimentos e Participacoes S.A.	112,647
		247,811
	Insurance – 3.6%
19,955	BB Seguridade Participacoes S.A.	113,832
107,067	IRB Brasil Resseguros S.A.	168,613
6,150	Sul America S.A.	52,511
		334,956
	Internet & Direct Marketing Retail – 1.6%
10,201	B2W Cia Digital (c)	148,492
	IT Services – 1.5%
176,682	Cielo S.A.	136,061
	Metals & Mining – 5.4%
50,985	Gerdau S.A. (Preference Shares)	239,995
37,427	Usinas Siderurgicas de Minas Gerais S.A., Class A (Preference Shares)	105,273
9,731	Vale S.A.	163,832
		509,100
	Multiline Retail – 6.2%
42,276	Lojas Americanas S.A. (Preference Shares)	213,976
75,952	Magazine Luiza S.A.	364,831
		578,807
	Oil, Gas & Consumable Fuels – 3.1%
15,346	Cosan S.A.	223,740
12,626	Petroleo Brasileiro S.A. (Preference Shares)	68,889
		292,629

See Notes to Financial Statements

First Trust Brazil AlphaDEX® Fund (FBZ)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Paper & Forest Products – 1.8%
14,792	Suzano S.A. (c)	$166,710
	Personal Products – 2.2%
20,458	Natura & Co. Holding S.A. (c)	206,778
	Pharmaceuticals – 0.6%
8,171	Hypera S.A.	53,879
	Real Estate Management & Development – 0.6%
13,273	Multiplan Empreendimentos Imobiliarios S.A.	60,127
	Road & Rail – 2.8%
19,953	Localiza Rent a Car S.A.	264,864
	Software – 0.7%
11,753	TOTVS S.A.	64,985
	Specialty Retail – 4.1%
25,252	Petrobras Distribuidora S.A.	107,587
88,861	Via Varejo S.A. (c)	276,461
		384,048
	Water Utilities – 2.3%
43,175	Cia de Saneamento do Parana	216,116
	Wireless Telecommunication Services – 2.9%
95,807	TIM S.A.	270,219
	Total Investments – 98.7%	9,253,104
	(Cost $7,590,167) (d)
	Net Other Assets and Liabilities – 1.3%	119,957
	Net Assets – 100.0%	$9,373,061

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(b)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(c)	Non-income producing security.
(d)	Aggregate cost for federal income tax purposes was $7,967,947. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,046,794 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $761,637. The net unrealized appreciation was $1,285,157.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 9,253,104	$ 9,253,104	$ —	$ —

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
Brazil	98.7%
Total Investments	98.7
Net Other Assets and Liabilities	1.3
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS – 99.5%
	Automobiles – 9.0%
497,007	BAIC Motor Corp., Ltd., Class H (a) (b)	$183,995
331,831	Brilliance China Automotive Holdings Ltd.	302,192
599,357	Dongfeng Motor Group Co., Ltd., Class H	698,900
		1,185,087
	Biotechnology – 3.9%
48,216	Innovent Biologics, Inc. (a) (b) (c)	510,306
	Commercial Services & Supplies – 2.8%
271,136	China Everbright Environment Group Ltd.	153,187
31,243	Country Garden Services Holdings Co., Ltd.	211,378
		364,565
	Communications Equipment – 6.3%
156,564	BYD Electronic International Co., Ltd. (d)	819,934
	Construction & Engineering – 1.6%
368,238	China State Construction International Holdings Ltd.	209,948
	Construction Materials – 0.6%
67,981	China National Building Material Co., Ltd., Class H	81,727
	Diversified Telecommunication Services – 2.2%
1,023,490	China Telecom Corp., Ltd., Class H	283,846
	Electronic Equipment, Instruments & Components – 1.8%
55,302	Kingboard Holdings Ltd.	233,265
	Food Products – 2.8%
32,294	Ausnutria Dairy Corp., Ltd.	54,237
21,272	Yihai International Holding Ltd.	315,549
		369,786
	Gas Utilities – 4.1%
107,235	Beijing Enterprises Holdings Ltd.	349,960
221,414	Kunlun Energy Co., Ltd.	191,355
		541,315
Shares	Description	Value

	Health Care Equipment & Supplies – 5.1%
90,220	AK Medical Holdings Ltd. (a) (b)	$156,642
52,950	Microport Scientific Corp.	286,523
97,978	Shandong Weigao Group Medical Polymer Co., Ltd., Class H	221,423
		664,588
	Health Care Technology – 4.5%
121,952	Alibaba Health Information Technology Ltd. (c)	360,235
18,796	Ping An Healthcare and Technology Co., Ltd. (a) (b) (c) (d)	227,905
		588,140
	Independent Power & Renewable Electricity Producers – 3.5%
254,768	China Longyuan Power Group Corp., Ltd., Class H	255,345
182,755	China Resources Power Holdings Co., Ltd.	196,841
		452,186
	Insurance – 2.1%
57,884	ZhongAn Online P&C Insurance Co., Ltd., Class H (a) (b) (c) (d)	270,289
	Internet & Direct Marketing Retail – 3.7%
12,932	Meituan, Class B (a) (c)	491,427
	Life Sciences Tools & Services – 4.0%
11,026	WuXi AppTec Co., Ltd., Class H (a) (b)	215,899
23,689	WuXi Biologics Cayman, Inc. (a) (b) (c)	314,124
		530,023
	Media – 1.9%
31,816	China Literature Ltd. (a) (b) (c) (d)	249,728
	Metals & Mining – 6.2%
806,833	China Hongqiao Group Ltd.	738,930
33,802	Shandong Gold Mining Co., Ltd., Class H (a) (b)	78,047
		816,977

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels – 8.1%
945,629	China Coal Energy Co., Ltd., Class H	$284,209
91,489	China Shenhua Energy Co., Ltd., Class H	172,299
321,599	CNOOC Ltd.	297,852
383,144	Yanzhou Coal Mining Co., Ltd., Class H	306,418
		1,060,778
	Real Estate Management & Development – 8.1%
23,906	China Overseas Land & Investment Ltd.	51,991
68,148	China Overseas Property Holdings Ltd.	35,513
1,552,262	Gemdale Properties & Investment Corp., Ltd.	222,254
246,194	Guangzhou R&F Properties Co., Ltd., Class H	316,616
274,184	KWG Group Holdings Ltd.	374,187
39,972	Logan Group Co., Ltd.	65,482
		1,066,043
	Software – 3.4%
61,152	Kingdee International Software Group Co., Ltd.	249,264
31,144	Kingsoft Corp., Ltd.	200,865
		450,129
	Specialty Retail – 4.7%
1,290,720	GOME Retail Holdings Ltd. (c) (d)	154,838
64,823	Zhongsheng Group Holdings Ltd.	461,979
		616,817
	Technology Hardware, Storage & Peripherals – 1.4%
43,274	Xiaomi Corp., Class B (a) (b) (c)	185,322
	Trading Companies & Distributors – 0.7%
11,232	BOC Aviation Ltd. (a) (b)	97,072
	Transportation Infrastructure – 5.2%
113,457	Beijing Capital International Airport Co., Ltd., Class H	94,689
301,961	China Merchants Port Holdings Co., Ltd.	369,639
134,772	Shenzhen International Holdings Ltd.	217,653
		681,981
Shares	Description	Value

	Wireless Telecommunication Services – 1.8%
42,339	China Mobile Ltd.	$241,393
	Total Common Stocks	13,062,672
	(Cost $11,957,792)
MONEY MARKET FUNDS – 5.3%
694,320	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.03% (e) (f)	694,320
	(Cost $694,320)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 5.4%
$707,628	JPMorgan Chase & Co., 0.01% (e), dated 12/31/20, due 1/4/21, with a maturity value of $707,629. Collateralized by U.S. Treasury Note, interest rate of 1.625%, due 12/15/22. The value of the collateral including accrued interest is $726,865. (f)	707,628
	(Cost $707,628)
	Total Investments – 110.2%	14,464,620
	(Cost $13,359,740) (g)
	Net Other Assets and Liabilities – (10.2)%	(1,344,061)
	Net Assets – 100.0%	$13,120,559

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(b)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(c)	Non-income producing security.
(d)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $1,331,047 and the total value of the collateral held by the Fund is $1,401,948.
(e)	Rate shown reflects yield as of December 31, 2020.
(f)	This security serves as collateral for securities on loan.

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)
Portfolio of Investments (Continued)
December 31, 2020
(g)	Aggregate cost for federal income tax purposes was $13,467,534. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,287,366 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,290,280. The net unrealized appreciation was $997,086.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 13,062,672	$ 13,062,672	$ —	$ —
Money Market Funds	694,320	694,320	—	—
Repurchase Agreements	707,628	—	707,628	—
Total Investments	$ 14,464,620	$ 13,756,992	$ 707,628	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$1,331,047
Non-cash Collateral (2)	(1,331,047)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$707,628
Non-cash Collateral (4)	(707,628)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2020, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Country Allocation†	% of Net Assets
Cayman Islands	42.5%
China	26.4
Hong Kong	18.9
Bermuda	11.0
United States	10.7
Singapore	0.7
Total Investments	110.2
Net Other Assets and Liabilities	(10.2)
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
Currency Exposure Diversification	% of Total Investments
Hong Kong Dollar	90.3%
United States Dollar	9.7
Total	100.0%

See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS – 99.5%
	Air Freight & Logistics – 3.0%
29,800	SG Holdings Co., Ltd.	$811,560
16,800	Yamato Holdings Co., Ltd.	428,074
		1,239,634
	Airlines – 1.3%
26,900	Japan Airlines Co., Ltd. (a)	519,738
	Auto Components – 4.4%
18,800	Bridgestone Corp.	616,137
3,000	Koito Manufacturing Co., Ltd.	203,961
42,400	NGK Spark Plug Co., Ltd.	723,947
21,300	Sumitomo Electric Industries Ltd.	281,889
		1,825,934
	Automobiles – 3.8%
14,200	Honda Motor Co., Ltd.	395,724
40,500	Isuzu Motors Ltd.	384,388
23,200	Subaru Corp.	463,416
15,400	Yamaha Motor Co., Ltd.	313,802
		1,557,330
	Banks – 0.7%
15,200	Fukuoka Financial Group, Inc.	269,833
	Building Products – 0.3%
4,100	AGC, Inc.	142,947
	Chemicals – 6.8%
45,000	Asahi Kasei Corp.	459,566
8,400	Nippon Paint Holdings Co., Ltd.	921,718
27,100	Showa Denko KK	576,618
40,800	Sumitomo Chemical Co., Ltd.	163,982
44,500	Tosoh Corp.	693,003
		2,814,887
	Commercial Services & Supplies – 1.5%
5,500	Dai Nippon Printing Co., Ltd.	98,809
36,400	Toppan Printing Co., Ltd.	512,924
		611,733
	Construction & Engineering – 6.2%
8,300	COMSYS Holdings Corp.	257,629
40,800	Kajima Corp.	546,081
14,800	Kinden Corp.	240,658
9,600	Nippo Corp.	262,651
52,000	Obayashi Corp.	448,211
59,300	Shimizu Corp.	430,730
10,000	Taisei Corp.	344,293
		2,530,253
	Construction Materials – 1.6%
26,300	Taiheiyo Cement Corp.	656,895
Shares	Description	Value

	Containers & Packaging – 0.3%
3,000	FP Corp.	$125,950
	Diversified Financial Services – 2.1%
51,500	Mitsubishi UFJ Lease & Finance Co., Ltd.	246,889
39,300	ORIX Corp.	603,078
		849,967
	Diversified Telecommunication Services – 0.7%
10,400	Nippon Telegraph & Telephone Corp.	266,459
	Electric Utilities – 3.8%
48,600	Chubu Electric Power Co., Inc.	585,055
18,400	Chugoku Electric Power (The) Co., Inc.	215,443
37,600	Kansai Electric Power (The) Co., Inc.	354,570
12,800	Tohoku Electric Power Co., Inc.	105,370
119,000	Tokyo Electric Power Co., Holdings, Inc. (a)	313,476
		1,573,914
	Electronic Equipment, Instruments & Components – 2.4%
10,400	Anritsu Corp.	232,063
12,400	Ibiden Co., Ltd.	578,238
4,000	Taiyo Yuden Co., Ltd.	187,303
		997,604
	Entertainment – 1.1%
7,500	Koei Tecmo Holdings Co., Ltd.	457,605
	Food & Staples Retailing – 7.9%
5,400	Aeon Co., Ltd.	177,028
4,000	Cosmos Pharmaceutical Corp.	646,167
21,500	Kobe Bussan Co., Ltd.	662,147
8,800	Sugi Holdings Co., Ltd.	588,059
800	Tsuruha Holdings, Inc.	113,738
12,000	Welcia Holdings Co., Ltd.	452,666
8,500	Yaoko Co., Ltd.	591,884
		3,231,689
	Food Products – 0.3%
2,200	Toyo Suisan Kaisha Ltd.	106,959
	Gas Utilities – 0.8%
4,900	Toho Gas Co., Ltd.	324,120
	Health Care Equipment & Supplies – 1.0%
18,900	Olympus Corp.	413,034

See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care Technology – 2.0%
8,600	M3, Inc.	$811,484
	Household Durables – 2.8%
48,400	Haseko Corp.	554,522
7,900	Iida Group Holdings Co., Ltd.	159,446
28,000	Panasonic Corp.	322,832
6,400	Sekisui House Ltd.	130,163
		1,166,963
	Independent Power & Renewable Electricity Producers – 0.6%
19,200	Electric Power Development Co., Ltd.	264,231
	Industrial Conglomerates – 0.8%
11,500	Toshiba Corp.	321,316
	Interactive Media & Services – 1.5%
99,800	Z Holdings Corp.	603,507
	Internet & Direct Marketing Retail – 1.6%
11,800	Mercari, Inc. (a)	522,832
5,500	ZOZO, Inc.	135,775
		658,607
	IT Services – 13.0%
3,100	Fujitsu Ltd.	447,489
21,900	GMO Internet, Inc.	628,017
3,500	GMO Payment Gateway, Inc.	469,130
13,000	Itochu Techno-Solutions Corp.	463,949
12,600	NEC Corp.	676,035
29,700	NEC Networks & System Integration Corp.	513,145
14,600	NET One Systems Co., Ltd.	514,687
18,000	Nomura Research Institute Ltd.	644,133
1,400	Obic Co., Ltd.	281,071
9,100	Otsuka Corp.	480,316
11,600	TIS, Inc.	237,494
		5,355,466
	Machinery – 1.2%
15,000	Amada Co., Ltd.	164,592
10,300	Mitsubishi Heavy Industries Ltd.	314,821
		479,413
	Media – 2.1%
7,300	CyberAgent, Inc.	502,668
33,800	Nippon Television Holdings, Inc.	367,936
		870,604
Shares	Description	Value

	Oil, Gas & Consumable Fuels – 1.3%
98,400	Inpex Corp.	$529,857
	Paper & Forest Products – 1.5%
104,800	Oji Holdings Corp.	595,783
	Pharmaceuticals – 1.7%
8,900	Chugai Pharmaceutical Co., Ltd.	474,328
4,600	JCR Pharmaceuticals Co., Ltd.	108,568
4,000	Ono Pharmaceutical Co., Ltd.	120,401
		703,297
	Professional Services – 1.3%
8,100	Nihon M&A Center, Inc.	541,281
	Real Estate Management & Development – 4.2%
18,400	Aeon Mall Co., Ltd.	303,296
20,600	Daiwa House Industry Co., Ltd.	611,287
6,600	Nomura Real Estate Holdings, Inc.	145,928
17,800	Open House Co., Ltd.	653,353
		1,713,864
	Road & Rail – 0.8%
2,400	Central Japan Railway Co.	339,122
	Software – 1.8%
6,900	Justsystems Corp.	479,134
2,100	Oracle Corp., Japan	273,546
		752,680
	Specialty Retail – 2.1%
44,600	K’s Holdings Corp.	620,266
1,200	Nitori Holdings Co., Ltd.	251,262
		871,528
	Technology Hardware, Storage & Peripherals – 1.3%
26,900	Brother Industries Ltd.	553,866
	Trading Companies & Distributors – 7.2%
11,300	ITOCHU Corp.	324,374
28,900	Mitsubishi Corp.	711,199
32,800	Mitsui & Co., Ltd.	600,219
12,000	MonotaRO Co., Ltd.	610,140
10,400	Sumitomo Corp.	137,535
14,400	Toyota Tsusho Corp.	580,853
		2,964,320
	Wireless Telecommunication Services – 0.7%
4,000	KDDI Corp.	118,774

See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Wireless Telecommunication Services (Continued)
2,400	SoftBank Group Corp.	$187,296
		306,070
	Total Investments – 99.5%	40,919,744
	(Cost $40,428,905) (b)
	Net Other Assets and Liabilities – 0.5%	215,822
	Net Assets – 100.0%	$41,135,566

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $40,538,748. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,609,331 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,228,335. The net unrealized appreciation was $380,996.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 40,919,744	$ 40,919,744	$ —	$ —

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
Japan	99.5%
Total Investments	99.5
Net Other Assets and Liabilities	0.5
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) – 97.1%
	Australia – 5.1%
23,961	Afterpay Ltd. (b)	$2,179,783
175,908	AGL Energy Ltd.	1,620,614
156,084	ALS Ltd.	1,156,400
18,147	Domino’s Pizza Enterprises Ltd.	1,212,690
117,589	Fortescue Metals Group Ltd.	2,124,052
211,557	Harvey Norman Holdings Ltd.	764,938
50,912	JB Hi-Fi Ltd.	1,908,365
96,181	Mineral Resources Ltd.	2,776,945
136,809	OZ Minerals Ltd.	1,991,328
101,911	Washington H Soul Pattinson & Co., Ltd. (c)	2,364,120
50,174	Worley Ltd.	444,452
		18,543,687
	Austria – 0.8%
37,551	OMV AG	1,513,848
67,226	Raiffeisen Bank International AG (b)	1,369,872
		2,883,720
	Belgium – 0.3%
8,402	Ageas S.A./N.V.	447,318
37,609	Proximus S.A.D.P.	744,769
		1,192,087
	Bermuda – 3.0%
6,571,485	China Youzan Ltd. (b)	1,958,107
727,689	Hopson Development Holdings Ltd.	1,854,786
576,861	Kerry Logistics Network Ltd.	1,264,973
538,219	Kerry Properties Ltd.	1,363,520
1,297,185	Man Wah Holdings Ltd.	2,814,420
1,095,643	Nine Dragons Paper Holdings Ltd.	1,554,615
		10,810,421
	Canada – 5.2%
12,972	Agnico Eagle Mines Ltd.	913,003
85,590	AltaGas Ltd.	1,258,736
158,742	B2Gold Corp.	889,175
24,534	Barrick Gold Corp.	558,949
32,605	BRP, Inc.	2,153,943
47,479	Empire Co., Ltd., Class A	1,297,662
77,296	First Quantum Minerals Ltd.	1,387,551
10,442	FirstService Corp.	1,429,182
48,771	Hydro One Ltd. (d) (e)	1,097,721
195,219	Kinross Gold Corp.	1,432,434
32,262	Lightspeed POS, Inc. (b)	2,277,020
22,779	Northland Power, Inc. (c)	817,281
21,431	Pan American Silver Corp.	739,116
337	Shopify, Inc., Class A (b)	380,530
112,786	Tourmaline Oil Corp.	1,520,471
7,417	West Fraser Timber Co., Ltd. (c)	476,520
		18,629,294
Shares	Description	Value

	Cayman Islands – 2.4%
352,381	CK Asset Holdings Ltd.	$1,809,075
285,494	CK Hutchison Holdings Ltd.	1,992,303
1,901,528	Lee & Man Paper Manufacturing Ltd.	1,557,534
497,385	SITC International Holdings Co., Ltd.	1,074,012
1,695,541	WH Group Ltd. (d) (e)	1,421,617
342,537	Xinyi Glass Holdings Ltd.	956,591
		8,811,132
	Denmark – 2.5%
865	AP Moller - Maersk A.S., Class B	1,930,220
8,406	DSV Panalpina A.S.	1,407,347
13,603	GN Store Nord A.S.	1,087,811
12,424	Netcompany Group A.S. (b) (d) (e)	1,269,441
1,788	Rockwool International A.S., Class B	668,548
10,582	Vestas Wind Systems A.S.	2,500,294
		8,863,661
	Finland – 1.2%
50,863	Fortum OYJ	1,224,095
6,942	Huhtamaki OYJ	358,394
66,563	Kesko OYJ, Class B	1,710,903
3,903	Kone OYJ, Class B	316,888
43,797	Stora Enso OYJ, Class R	837,079
		4,447,359
	France – 4.4%
4,257	Atos SE (b)	388,898
9,455	BNP Paribas S.A. (b)	497,893
64,298	Carrefour S.A.	1,102,052
27,425	CNP Assurances (b)	441,580
39,197	Credit Agricole S.A. (b)	494,173
9,323	Iliad S.A.	1,914,565
131,871	Orange S.A.	1,568,150
21,239	Publicis Groupe S.A.	1,057,584
54,542	Rexel S.A. (b)	859,210
13,729	Sanofi	1,319,959
2,982	Sartorius Stedim Biotech	1,060,830
51,756	Societe Generale S.A. (b)	1,076,262
7,138	SOITEC (b)	1,389,118
6,479	Sopra Steria Group (b)	1,046,372
55,593	Suez S.A.	1,101,584
1,111	Teleperformance	368,223
		15,686,453
	Germany – 9.0%
77,419	1&1 Drillisch AG	1,933,193
9,448	Bayerische Motoren Werke AG	833,689
6,777	Bechtle AG	1,476,995
10,789	Brenntag AG	834,845
69,850	Commerzbank AG (b)	449,360

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Germany (Continued)
6,362	Daimler AG	$449,152
2,985	Delivery Hero SE (b) (d) (e)	463,121
22,587	Deutsche Post AG	1,117,533
66,264	Evonik Industries AG	2,159,784
3,067	Gerresheimer AG	328,782
22,392	HeidelbergCement AG	1,674,685
6,156	HelloFresh SE (b)	475,294
2,193	Hypoport SE (b)	1,379,725
49,743	Jungheinrich AG (Preference Shares)	2,224,128
16,009	KION Group AG	1,391,704
29,918	LANXESS AG	2,293,836
7,213	LEG Immobilien AG	1,119,622
23,017	Porsche Automobil Holding SE (Preference Shares)	1,585,896
45,793	RWE AG	1,933,950
1,673	Sartorius AG (Preference Shares)	702,257
22,757	TAG Immobilien AG	720,048
17,928	United Internet AG	754,077
7,334	Varta AG (b) (c)	1,059,023
6,395	Volkswagen AG (Preference Shares)	1,190,774
14,132	Wacker Chemie AG	2,015,614
18,327	Zalando SE (b) (d) (e)	2,038,759
		32,605,846
	Hong Kong – 0.5%
130,971	Techtronic Industries Co., Ltd.	1,868,492
	Ireland – 0.1%
3,770	Kingspan Group PLC (b)	264,363
	Israel – 0.2%
590,304	Bezeq The Israeli Telecommunication Corp., Ltd. (b)	587,650
	Italy – 2.5%
708,590	A2A S.p.A.	1,129,239
73,645	Buzzi Unicem S.p.A	1,754,384
30,090	De’ Longhi S.p.A.	947,659
234,307	Leonardo S.p.A.	1,691,685
11,792	Prysmian S.p.A.	418,918
11,901	Reply S.p.A.	1,385,553
3,425,542	Telecom Italia S.p.A.	1,579,348
		8,906,786
	Japan – 23.4%
12,800	Aeon Co., Ltd.	419,621
23,600	AGC, Inc.	822,817
76,600	Air Water, Inc.	1,360,558
110,700	Amada Co., Ltd.	1,214,693
119,050	Asahi Kasei Corp.	1,215,808
21,800	Bridgestone Corp.	714,456
108,700	Brother Industries Ltd.	2,238,111
113,200	Chubu Electric Power Co., Inc.	1,362,720
Shares	Description	Value

	Japan (Continued)
109,900	Chugoku Electric Power (The) Co., Inc.	$1,286,806
7,500	Cosmos Pharmaceutical Corp.	1,211,564
16,900	CyberAgent, Inc.	1,163,711
51,200	Dai Nippon Printing Co., Ltd.	919,820
11,600	Daito Trust Construction Co., Ltd.	1,082,989
40,400	Daiwa House Industry Co., Ltd.	1,198,834
47,500	Fujitsu General Ltd.	1,285,773
5,200	Fujitsu Ltd.	750,627
105,200	Haseko Corp.	1,205,284
53,500	Hino Motors Ltd.	455,440
9,300	Hitachi Construction Machinery Co., Ltd.	263,900
44,160	Honda Motor Co., Ltd.	1,230,646
85,300	Iida Group Holdings Co., Ltd.	1,721,614
27,000	ITOCHU Corp.	775,052
50,700	Japan Post Holdings Co., Ltd.	394,189
21,900	Japan Post Insurance Co., Ltd.	447,947
143,700	Kajima Corp.	1,923,330
142,200	Kansai Electric Power (The) Co., Inc.	1,340,953
68,400	KDDI Corp.	2,031,034
19,200	Kinden Corp.	312,206
28,700	Koei Tecmo Holdings Co., Ltd.	1,751,102
51,100	K’s Holdings Corp.	710,664
16,800	M3, Inc.	1,585,225
6,700	Makita Corp.	335,470
30,000	Mercari, Inc. (b)	1,329,233
43,400	Mitsubishi Corp.	1,068,030
37,200	Mitsubishi Gas Chemical Co., Inc.	853,487
87,100	Mitsubishi UFJ Financial Group, Inc.	384,740
224,200	Mitsubishi UFJ Lease & Finance Co., Ltd.	1,074,805
60,300	Mitsui & Co., Ltd.	1,103,451
20,700	MonotaRO Co., Ltd.	1,052,491
23,600	NEC Corp.	1,266,224
30,500	NET One Systems Co., Ltd.	1,075,202
39,700	NGK Spark Plug Co., Ltd.	677,847
3,800	Nidec Corp.	477,691
12,100	Nihon M&A Center, Inc.	808,581
1,200	Nintendo Co., Ltd.	765,057
25,000	Nippo Corp.	683,986
16,900	Nippon Paint Holdings Co., Ltd.	1,854,409
67,516	Nippon Telegraph & Telephone Corp.	1,729,830
75,700	Nomura Holdings, Inc.	399,559
72,700	Nomura Real Estate Holdings, Inc.	1,607,420
189,800	Obayashi Corp.	1,635,969
225,600	Oji Holdings Corp.	1,282,526
38,200	Open House Co., Ltd.	1,402,140
111,100	ORIX Corp.	1,704,886

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
40,900	Panasonic Corp.	$471,565
21,200	Persol Holdings Co., Ltd.	382,095
77,000	Rakus Co., Ltd. (c)	1,783,778
64,100	Rakuten, Inc.	617,068
94,600	Renesas Electronics Corp. (b)	988,557
40,100	SBI Holdings, Inc.	950,314
19,200	Sekisui House Ltd.	390,490
66,600	SG Holdings Co., Ltd.	1,813,754
6,600	Shimamura Co., Ltd.	692,887
183,700	Shimizu Corp.	1,334,318
10,300	Square Enix Holdings Co., Ltd.	624,454
18,000	Subaru Corp.	359,547
5,000	Sugi Holdings Co., Ltd.	334,124
49,100	SUMCO Corp.	1,076,106
52,500	Sumitomo Dainippon Pharma Co., Ltd.	774,369
35,100	T&D Holdings, Inc.	413,701
67,900	Taiheiyo Cement Corp.	1,695,938
40,900	Taisei Corp.	1,408,159
103,000	Tohoku Electric Power Co., Inc.	847,901
125,400	Tokyo Electric Power Co., Holdings, Inc. (b)	330,336
122,600	Toppan Printing Co., Ltd.	1,727,597
151,300	Toray Industries, Inc.	895,154
63,780	Tosoh Corp.	993,252
12,300	Toyota Tsusho Corp.	496,145
7,400	Welcia Holdings Co., Ltd.	279,144
65,700	Yamato Holdings Co., Ltd.	1,674,076
259,200	Z Holdings Corp.	1,567,425
12,400	ZOZO, Inc.	306,112
		84,198,894
	Jersey – 0.5%
10,201	Ferguson PLC	1,239,306
8,532	Wizz Air Holdings PLC (b) (d) (e)	532,505
		1,771,811
	Luxembourg – 2.1%
341,358	Aroundtown S.A.	2,552,162
272,279	B&M European Value Retail S.A.	1,922,027
8,675	Eurofins Scientific SE (b)	727,328
14,203	Grand City Properties S.A.	363,679
43,556	RTL Group S.A. (b)	2,114,573
		7,679,769
	Netherlands – 1.9%
560	Adyen N.V. (b) (d) (e)	1,303,256
263,860	Aegon N.V.	1,042,785
5,479	Euronext N.V. (d) (e)	603,412
5,766	IMCD N.V.	734,340
11,599	Koninklijke Ahold Delhaize N.V.	327,467
12,187	Koninklijke Vopak N.V.	640,046
18,278	NN Group N.V.	793,361
Shares	Description	Value

	Netherlands (Continued)
37,097	Signify N.V. (b) (d) (e)	$1,564,884
		7,009,551
	Norway – 0.6%
60,141	Adevinta ASA (b)	1,010,037
23,313	Schibsted ASA, Class A (b)	995,953
		2,005,990
	Portugal – 0.0%
81,454	Banco Espirito Santo S.A. (b) (f) (g) (h)	0
	Singapore – 1.7%
692,100	CapitaLand Ltd.	1,717,681
2,799,100	Genting Singapore Ltd.	1,800,269
130,400	Jardine Cycle & Carriage Ltd.	1,928,965
48,700	Venture Corp Ltd.	715,613
		6,162,528
	South Korea – 14.3%
8,912	Alteogen, Inc. (b)	1,474,258
5,084	CJ CheilJedang Corp. (c)	1,783,121
6,790	CJ Logistics Corp. (b)	1,034,470
14,192	E-MART, Inc.	1,979,276
42,880	Hana Financial Group, Inc.	1,361,834
63,754	Hankook Tire & Technology Co., Ltd.	2,312,352
27,869	Hanmi Science Co., Ltd.	1,952,344
65,045	Hanon Systems	973,010
52,229	Hanwha Solutions Corp.	2,303,019
11,158	Hyundai Glovis Co., Ltd.	1,889,968
5,239	Hyundai Mobis Co., Ltd. (b)	1,232,224
11,251	Hyundai Motor Co.	1,988,578
100,286	Industrial Bank of Korea	816,099
4,409	Kakao Corp.	1,580,876
21,394	KB Financial Group, Inc.	854,736
42,820	Kia Motors Corp.	2,459,696
39,376	Korea Electric Power Corp. (b)	993,190
4,268	Korea Zinc Co., Ltd.	1,577,467
70,004	KT Corp.	1,546,622
14,624	KT&G Corp.	1,118,710
3,070	LG Chem Ltd.	2,328,712
26,165	LG Display Co., Ltd.	446,802
21,902	LG Electronics, Inc.	2,721,872
174,631	LG Uplus Corp.	1,888,902
2,708	NAVER Corp.	729,163
9,677	Netmarble Corp. (b) (d) (e)	1,171,431
8,196	POSCO	2,052,207
4,871	POSCO Chemical Co., Ltd.	466,339
13,801	Samsung Electronics Co., Ltd.	1,029,072
2,781	Samsung SDI Co., Ltd.	1,607,722
7,712	Seegene, Inc.	1,370,170
6,350	Shin Poong Pharmaceutical Co., Ltd. (b)	724,846
43,657	Shinhan Financial Group Co., Ltd.	1,288,048

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Korea (Continued)
9,562	SK Hynix, Inc.	$1,043,079
5,061	SK Telecom Co., Ltd.	1,108,826
46,813	Woori Financial Group, Inc.	419,304
		51,628,345
	Spain – 0.7%
63,421	Siemens Gamesa Renewable Energy S.A.	2,563,756
	Sweden – 5.4%
104,553	AddTech AB, Class B	1,385,128
60,556	AF Poyry AB (b)	1,848,858
34,576	Boliden AB	1,224,591
5,169	Evolution Gaming Group AB (d) (e)	524,464
98,917	Fabege AB	1,555,121
46,155	Holmen AB, Class B	2,208,008
62,276	Husqvarna AB, Class B	806,115
76,719	Indutrade AB (b)	1,642,993
26,182	Investor AB, Class B	1,906,784
42,149	Kinnevik AB, Class B	2,128,556
4,421	Lifco AB, Class B	423,960
13,302	Nibe Industrier AB, Class B	436,038
124,905	Svenska Cellulosa AB SCA, Class B (b)	2,175,469
55,574	Sweco AB, Class B	1,019,942
		19,286,027
	Switzerland – 2.0%
6,493	ALSO Holding AG	1,855,562
3,223	Bachem Holding AG, Class B	1,439,847
3,216	BKW AG	360,361
68,271	Credit Suisse Group AG	879,125
4,912	DKSH Holding AG	369,246
8,806	Logitech International S.A.	854,638
2,790	Sika AG	762,026
1,375	Tecan Group AG	673,755
		7,194,560
	United Kingdom – 7.3%
25,794	ASOS PLC (b)	1,687,122
56,500	Bellway PLC	2,283,144
19,130	British American Tobacco PLC	708,420
1,350,192	BT Group PLC (b)	2,441,847
31,792	Bunzl PLC	1,062,108
56,143	Computacenter PLC	1,879,465
12,063	Diploma PLC	361,596
98,613	Direct Line Insurance Group PLC	430,182
90,148	DS Smith PLC (b)	461,797
57,049	Dunelm Group PLC (b)	946,316
66,582	Fresnillo PLC	1,028,420
5,213	Games Workshop Group PLC	798,423
744,158	Investec PLC	1,906,032
392,877	ITV PLC (b)	573,793
Shares	Description	Value

	United Kingdom (Continued)
139,128	J Sainsbury PLC	$429,031
98,467	JD Sports Fashion PLC (b)	1,158,021
11,272	Johnson Matthey PLC	373,801
447,699	Kingfisher PLC (b)	1,655,465
16,203	Mondi PLC	381,000
38,726	Ocado Group PLC (b)	1,211,145
96,746	Pearson PLC	900,170
10,902	Spectris PLC	420,121
39,936	Tate & Lyle PLC	368,307
979,859	Taylor Wimpey PLC (b)	2,221,649
316,644	Wm Morrison Supermarkets PLC	767,944
		26,455,319
	Total Common Stocks	350,057,501
	(Cost $299,940,557)
REAL ESTATE INVESTMENT TRUSTS (a) – 2.4%
	Australia – 0.4%
38,551	Charter Hall Group	437,194
161,702	Dexus	1,171,843
		1,609,037
	Canada – 1.1%
63,984	Allied Properties Real Estate Investment Trust	1,901,575
49,383	Canadian Apartment Properties REIT	1,939,395
		3,840,970
	France – 0.4%
10,396	Gecina S.A.	1,604,045
	Spain – 0.5%
124,542	Inmobiliaria Colonial Socimi S.A.	1,220,978
41,106	Merlin Properties Socimi S.A.	390,689
		1,611,667
	Total Real Estate Investment Trusts	8,665,719
	(Cost $7,727,884)
MONEY MARKET FUNDS – 0.4%
1,594,586	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.03% (i) (j)	1,594,586
	(Cost $1,594,586)

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.5%
$1,625,148	JPMorgan Chase & Co., 0.01% (i), dated 12/31/20, due 1/4/21, with a maturity value of $1,625,150. Collateralized by U.S. Treasury Note, interest rate of 1.625%, due 12/15/22. The value of the collateral including accrued interest is $1,669,328. (j)	$1,625,148
	(Cost $1,625,148)
	Total Investments – 100.4%	361,942,954
	(Cost $310,888,175) (k)
	Net Other Assets and Liabilities – (0.4)%	(1,524,897)
	Net Assets – 100.0%	$360,418,057

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $3,061,475 and the total value of the collateral held by the Fund is $3,219,734.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	This issuer has filed for protection in bankruptcy court.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(i)	Rate shown reflects yield as of December 31, 2020.
(j)	This security serves as collateral for securities on loan.
(k)	Aggregate cost for federal income tax purposes was $314,554,242. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $56,524,319 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $9,135,607. The net unrealized appreciation was $47,388,712.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Portugal	$ —**	$ —	$ —	$ —**
Other Country Categories*	350,057,501	350,057,501	—	—
Real Estate Investment Trusts*	8,665,719	8,665,719	—	—
Money Market Funds	1,594,586	1,594,586	—	—
Repurchase Agreements	1,625,148	—	1,625,148	—
Total Investments	$ 361,942,954	$ 360,317,806	$ 1,625,148	$—**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 Common Stocks are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 Common Stocks values are based on unobservable and non-quantitative inputs.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2020
accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$3,061,475
Non-cash Collateral (2)	(3,061,475)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$1,625,148
Non-cash Collateral (4)	(1,625,148)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2020, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
Euro	23.4%
Japanese Yen	23.3
South Korean Won	14.3
British Pound Sterling	8.3
Canadian Dollar	6.2
Hong Kong Dollar	5.9
Australian Dollar	5.6
Swedish Krona	5.3
Danish Krone	2.4
Swiss Franc	2.0
Singapore Dollar	1.7
United States Dollar	0.9
Norwegian Krone	0.5
Israeli Shekel	0.2
Total	100.0%
See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) – 99.9%
	Bermuda – 2.8%
4,371,779	Brilliance China Automotive Holdings Ltd.	$3,981,291
5,006,797	Kunlun Energy Co., Ltd.	4,327,089
2,588,501	Shenzhen International Holdings Ltd.	4,180,360
		12,488,740
	Brazil – 7.2%
609,999	Centrais Eletricas Brasileiras S.A.	4,306,469
840,689	Cia Siderurgica Nacional S.A.	5,154,970
222,298	Gerdau S.A. (Preference Shares)	1,046,395
1,576,293	Itausa S.A. (Preference Shares)	3,559,724
81,591	Localiza Rent a Car S.A.	1,083,073
829,380	Magazine Luiza S.A.	3,983,873
271,296	Natura & Co. Holding S.A. (b)	2,742,105
544,616	Neoenergia S.A.	1,847,471
203,021	Suzano S.A. (b)	2,288,100
212,980	Telefonica Brasil S.A.	1,906,659
354,042	TIM S.A.	998,559
211,132	WEG S.A.	3,078,653
		31,996,051
	Cayman Islands – 16.0%
1,883,761	Agile Group Holdings Ltd.	2,507,648
353,972	China Conch Venture Holdings Ltd.	1,721,358
6,581,349	China Hongqiao Group Ltd.	6,027,459
1,827,243	China Lesso Group Holdings Ltd.	2,861,383
219,423	China Literature Ltd. (b) (c) (d) (e)	1,722,280
1,070,064	China Meidong Auto Holdings Ltd.	4,347,918
5,036,254	China State Construction International Holdings Ltd.	2,871,382
510,093	Country Garden Services Holdings Co., Ltd.	3,451,087
2,640,090	Greentown China Holdings Ltd. (c)	3,861,827
657,855	Kingsoft Corp., Ltd.	4,242,885
1,791,375	KWG Group Holdings Ltd.	2,444,743
292,336	Longfor Group Holdings Ltd. (d) (e)	1,711,982
78,862	Meituan, Class B (b) (d)	2,996,826
31,021	StoneCo Ltd., Class A (b)	2,603,282
303,319	WuXi Biologics Cayman, Inc. (b) (d) (e)	4,022,108
1,243,642	Xiaomi Corp., Class B (b) (d) (e)	5,325,918
2,070,793	Xinyi Solar Holdings Ltd.	5,409,072
2,817,857	Yadea Group Holdings Ltd. (d) (e)	5,822,942
210,073	Yihai International Holding Ltd. (c)	3,116,227
Shares	Description	Value

	Cayman Islands (Continued)
526,006	Zhongsheng Group Holdings Ltd.	$3,748,729
		70,817,056
	Chile – 0.5%
12,672,081	Enel Americas S.A.	2,069,090
	China – 26.7%
238,595	Anhui Conch Cement Co., Ltd., Class H	1,494,210
5,767,032	AviChina Industry & Technology Co., Ltd.	4,024,488
6,054,768	BAIC Motor Corp., Ltd., Class H (d) (e)	2,241,509
157,294	BYD Co., Ltd.	4,122,844
10,091,027	China Coal Energy Co., Ltd., Class H	3,032,860
711,854	China International Capital Corp., Ltd., Class H (b) (c) (d) (e)	1,928,285
5,254,267	China Longyuan Power Group Corp., Ltd., Class H	5,266,161
4,641,983	China Molybdenum Co., Ltd., Class H (c)	3,029,808
1,949,529	China National Building Material Co., Ltd., Class H	2,343,725
5,239,675	China Railway Group Ltd., Class H	2,311,487
17,908,398	China Reinsurance Group Corp. (c)	1,848,025
1,829,529	China Shenhua Energy Co., Ltd., Class H	3,445,507
13,702,116	China Telecom Corp., Ltd., Class H	3,800,031
7,946,850	COSCO SHIPPING Energy Transportation Co., Ltd., Class H	3,126,482
8,387,337	COSCO SHIPPING Holdings Co., Ltd., Class H (b)	10,061,624
1,172,781	CSC Financial Co., Ltd. (c) (d) (e)	1,558,171
5,518,675	Dongfang Electric Corp., Ltd.	4,036,258
6,607,896	Dongfeng Motor Group Co., Ltd., Class H	7,705,355
1,547,332	Flat Glass Group Co., Ltd. (c)	6,516,700
1,940,168	Great Wall Motor Co., Ltd., Class H	6,657,053
2,553,214	Guangzhou R&F Properties Co., Ltd., Class H	3,283,548
1,711,209	Hebei Construction Group Corp Ltd., Class H	933,694
6,389,840	Huadian Power International Corp., Ltd., Class H	1,607,258
361,860	Huaxin Cement Co., Ltd., Class B	784,151

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	China (Continued)
2,204,801	Jiangxi Copper Co., Ltd., Class H	$3,463,999
4,718,110	PICC Property & Casualty Co., Ltd., Class H	3,572,458
1,332,814	Shandong Gold Mining Co., Ltd., Class H (c) (d) (e)	3,077,397
700,146	Shanghai Baosight Software Co., Ltd., Class B	2,847,494
10,309,668	Sinotrans Ltd., Class H	3,750,203
5,517,799	Yanzhou Coal Mining Co., Ltd., Class H	4,412,844
6,488,174	Zijin Mining Group Co., Ltd., Class H	7,348,150
3,418,124	Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	4,100,452
		117,732,231
	Czech Republic – 0.2%
43,364	CEZ A.S.	1,039,807
	Hong Kong – 7.9%
1,367,100	Beijing Enterprises Holdings Ltd.	4,461,509
816,365	BYD Electronic International Co., Ltd. (c)	4,275,348
5,780,023	China Everbright Environment Group Ltd.	3,265,613
2,419,716	China Merchants Port Holdings Co., Ltd.	2,962,045
642,920	China Mobile Ltd.	3,665,559
1,638,413	China Overseas Land & Investment Ltd.	3,563,214
3,717,854	China Resources Power Holdings Co., Ltd.	4,004,422
5,036,254	China Unicom Hong Kong Ltd.	2,890,871
4,266,984	CNOOC Ltd.	3,951,905
640,132	Sinotruk Hong Kong Ltd.	1,634,917
		34,675,403
	India – 2.4%
75,988	Aurobindo Pharma Ltd.	958,124
78,126	Cipla Ltd.	876,715
23,333	Dr. Reddy’s Laboratories Ltd.	1,662,170
223,723	HCL Technologies Ltd.	2,896,986
345,361	Hindalco Industries Ltd.	1,136,984
454,047	Tata Motors Ltd. (b)	1,142,458
120,351	UPL Ltd.	768,135
193,030	Wipro Ltd.	1,020,397
		10,461,969
	Indonesia – 2.3%
8,211,235	Astra International Tbk PT	3,521,188
1,219,189	Gudang Garam Tbk PT (b)	3,557,776
1,606,154	United Tractors Tbk PT	3,040,832
		10,119,796
Shares	Description	Value

	Malaysia – 2.1%
420,900	Hartalega Holdings Bhd	$1,270,286
1,495,100	Kossan Rubber Industries	1,672,579
1,369,000	Sime Darby Bhd	786,176
2,069,306	Supermax Corp. Bhd (f)	3,091,741
1,642,800	Top Glove Corp. Bhd	2,499,425
		9,320,207
	Mexico – 0.9%
2,161,047	Cemex S.A.B. de C.V., Series CPO (b)	1,117,474
288,094	El Puerto de Liverpool S.A.B. de C.V. (b)	1,009,657
50,686	Industrias Penoles S.A.B. de C.V. (b)	861,684
271,793	Infraestructura Energetica Nova S.A.B. de C.V. (b)	1,066,029
		4,054,844
	Netherlands – 0.2%
22,171	X5 Retail Group N.V., GDR (d)	800,816
	Poland – 3.1%
13,923	Dino Polska S.A. (b) (d) (e)	1,078,597
53,758	KGHM Polska Miedz S.A. (b)	2,633,433
345,879	Polski Koncern Naftowy ORLEN S.A.	5,344,149
3,141,554	Polskie Gornictwo Naftowe i Gazownictwo S.A.	4,660,570
		13,716,749
	Russia – 4.8%
1,612,442,492	Federal Grid Co. Unified Energy System PJSC	4,843,024
45,389,825	Inter RAO UES PJSC	3,260,929
64,043	Magnit PJSC	4,909,346
434,920	Moscow Exchange MICEX-RTS PJSC	938,522
11,752	Polyus PJSC	2,419,652
83,740,107	RusHydro PJSC	885,799
551,162	Tatneft PJSC	3,817,708
		21,074,980
	Singapore – 0.7%
361,906	BOC Aviation Ltd. (d) (e)	3,127,747
	South Africa – 6.6%
213,934	Discovery Ltd.	2,235,279
269,249	Gold Fields Ltd.	2,520,625
460,508	Harmony Gold Mining Co., Ltd. (b)	2,243,782
470,311	Impala Platinum Holdings Ltd.	6,461,776
974,936	MTN Group Ltd.	3,993,290
401,881	Northam Platinum Ltd. (b)	5,730,257
1,477,033	Sibanye Stillwater Ltd.	6,030,757
		29,215,766

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Taiwan – 8.5%
803,254	ASE Technology Holding Co., Ltd.	$2,324,171
572,922	Asia Cement Corp.	880,854
187,592	Asustek Computer, Inc.	1,672,425
2,121,898	AU Optronics Corp. (b)	1,057,249
393,001	Catcher Technology Co., Ltd.	2,881,280
939,780	Far Eastern New Century Corp.	968,276
307,193	Hon Hai Precision Industry Co., Ltd.	1,005,828
715,082	Micro-Star International Co., Ltd.	3,372,068
101,461	momo.com, Inc.	2,300,187
89,549	Novatek Microelectronics Corp.	1,176,012
1,118,023	Pegatron Corp.	2,677,875
257,730	Realtek Semiconductor Corp.	3,581,876
574,306	Taiwan Cement Corp.	882,982
54,915	Taiwan Semiconductor Manufacturing Co., Ltd.	1,035,837
1,596,274	Unimicron Technology Corp.	4,965,277
4,159,940	United Microelectronics Corp.	6,980,610
		37,762,807
	Thailand – 2.1%
166,100	Delta Electronics Thailand PCL	2,694,412
2,937,200	Krung Thai Bank PCL	1,088,215
1,645,200	PTT Exploration & Production PCL	5,395,224
		9,177,851
	Turkey – 4.7%
2,454,371	Akbank T.A.S. (b)	2,288,281
981,367	Aselsan Elektronik Sanayi Ve Ticaret A.S.	2,409,518
181,609	BIM Birlesik Magazalar A.S.	1,844,676
1,795,456	Enka Insaat ve Sanayi A.S.	1,780,238
144,457	Ford Otomotiv Sanayi A.S.	2,448,753
861,623	KOC Holding A.S.	2,448,201
1,247,369	Turkcell Iletisim Hizmetleri A.S.	2,701,822
1,780,283	Turkiye Garanti Bankasi A.S. (b)	2,483,726
2,362,619	Turkiye Is Bankasi A.S., Class C (b)	2,224,988
		20,630,203
	Virgin Islands (British) – 0.2%
29,939	Mail.Ru Group Ltd., GDR (b) (d)	787,396
	Total Common Stocks	441,069,509
	(Cost $376,857,816)
MONEY MARKET FUNDS – 1.9%
8,430,018	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.03% (g) (h)	8,430,018
	(Cost $8,430,018)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 1.9%
$8,591,593	JPMorgan Chase & Co., 0.01% (g), dated 12/31/20, due 1/4/21, with a maturity value of $8,591,602. Collateralized by U.S. Treasury Note, interest rate of 1.625%, due 12/15/22. The value of the collateral including accrued interest is $8,825,154. (h)	$8,591,593
	(Cost $8,591,593)
	Total Investments – 103.7%	458,091,120
	(Cost $393,879,427) (i)
	Net Other Assets and Liabilities – (3.7)%	(16,380,513)
	Net Assets – 100.0%	$441,710,607

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $16,178,795 and the total value of the collateral held by the Fund is $17,021,611.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Non-income producing security which makes payment-in-kind (“PIK”) distributions. For the fiscal year ended December 31, 2020, the Fund received 44,606 PIK shares of Supermax Corp. Bhd.
(g)	Rate shown reflects yield as of December 31, 2020.
(h)	This security serves as collateral for securities on loan.
(i)	Aggregate cost for federal income tax purposes was $395,257,133. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $93,149,192 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $30,315,205. The net unrealized appreciation was $62,833,987.

GDR	Global Depositary Receipt

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments (Continued)
December 31, 2020

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Thailand	$ 9,177,851	$ —	$ 9,177,851	$ —
Other Country Categories*	431,891,658	431,891,658	—	—
Money Market Funds	8,430,018	8,430,018	—	—
Repurchase Agreements	8,591,593	—	8,591,593	—
Total Investments	$ 458,091,120	$ 440,321,676	$ 17,769,444	$—

*	See Portfolio of Investments for country breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$16,178,795
Non-cash Collateral (2)	(16,178,795)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$8,591,593
Non-cash Collateral (4)	(8,591,593)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2020, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
Hong Kong Dollar	50.8%
New Taiwan Dollar	8.2
Brazilian Real	7.0
South African Rand	6.4
United States Dollar	5.4
Russian Ruble	4.6
Turkish Lira	4.5
Polish Zloty	3.0
Indian Rupee	2.3
Indonesian Rupiah	2.2
Malaysian Ringgit	2.0
Thai Baht	2.0
Mexican Peso	0.9
Chilean Peso	0.5
Czech Republic Koruna	0.2
Total	100.0%

See Notes to Financial Statements

First Trust Germany AlphaDEX® Fund (FGM)
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS – 99.9%
	Air Freight & Logistics – 1.8%
34,571	Deutsche Post AG	$1,710,463
	Airlines – 1.7%
125,844	Deutsche Lufthansa AG (a)	1,662,669
	Auto Components – 1.1%
15,457	Hella GmbH & Co., KGaA (a)	998,913
	Automobiles – 12.0%
39,609	Bayerische Motoren Werke AG	3,495,089
15,566	Daimler AG	1,098,947
54,989	Porsche Automobil Holding SE (Preference Shares)	3,788,800
16,679	Volkswagen AG (Preference Shares)	3,105,695
		11,488,531
	Banks – 1.9%
283,665	Commerzbank AG (a)	1,824,876
	Capital Markets – 3.7%
265,903	Deutsche Bank AG (a)	2,906,997
3,494	Deutsche Boerse AG	594,381
		3,501,378
	Chemicals – 10.0%
56,400	BASF SE	4,459,277
16,622	Covestro AG (b) (c)	1,025,060
124,425	Evonik Industries AG	4,055,461
		9,539,798
	Construction Materials – 3.7%
47,341	HeidelbergCement AG	3,540,606
	Diversified Financial Services – 4.7%
7,140	Hypoport SE (a)	4,492,129
	Diversified Telecommunication Services – 3.3%
74,602	United Internet AG	3,137,865
	Electrical Equipment – 2.6%
16,896	Varta AG (a) (d)	2,439,766
	Health Care Equipment & Supplies – 3.4%
7,692	Sartorius AG (Preference Shares)	3,228,786
	Health Care Providers & Services – 1.9%
22,123	Fresenius Medical Care AG & Co., KGaA	1,843,212
	Industrial Conglomerates – 0.8%
7,288	Rheinmetall AG	770,855
Shares	Description	Value

	Internet & Direct Marketing Retail – 9.3%
24,743	Delivery Hero SE (a) (b) (c)	$3,838,865
44,811	Zalando SE (a) (b) (c)	4,984,930
		8,823,795
	IT Services – 4.1%
17,919	Bechtle AG	3,905,309
	Life Sciences Tools & Services – 3.1%
27,413	Gerresheimer AG	2,938,668
	Machinery – 2.4%
39,975	GEA Group AG	1,429,902
10,267	KION Group AG	892,537
		2,322,439
	Media – 4.0%
78,968	RTL Group S.A. (a)	3,833,768
	Multi-Utilities – 5.3%
112,361	E.ON SE	1,244,178
90,429	RWE AG	3,819,037
		5,063,215
	Real Estate Management & Development – 6.8%
220,734	Aroundtown S.A.	1,650,317
14,084	Deutsche Wohnen SE	751,718
9,958	LEG Immobilien AG	1,545,709
79,545	TAG Immobilien AG	2,516,862
		6,464,606
	Software – 2.8%
27,581	Nemetschek SE	2,035,138
15,673	Software AG	638,358
		2,673,496
	Textiles, Apparel & Luxury Goods – 1.9%
16,351	Puma SE (a)	1,843,311
	Trading Companies & Distributors – 2.9%
36,090	Brenntag AG	2,792,619
	Transportation Infrastructure – 2.8%
43,482	Fraport AG Frankfurt Airport Services Worldwide (a)	2,621,993
	Wireless Telecommunication Services – 1.9%
72,977	1&1 Drillisch AG	1,822,274
	Total Common Stocks	95,285,340
	(Cost $81,635,596)

See Notes to Financial Statements

First Trust Germany AlphaDEX® Fund (FGM)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
MONEY MARKET FUNDS – 1.2%
1,155,025	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.03% (e) (f)	$1,155,025
	(Cost $1,155,025)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 1.2%
$1,177,162	JPMorgan Chase & Co., 0.01% (e), dated 12/31/20, due 1/4/21, with a maturity value of $1,177,164. Collateralized by U.S. Treasury Note, interest rate of 1.625%, due 12/15/22. The value of the collateral including accrued interest is $1,209,164. (f)	1,177,162
	(Cost $1,177,162)
	Total Investments – 102.3%	97,617,527
	(Cost $83,967,783) (g)
	Net Other Assets and Liabilities – (2.3)%	(2,237,007)
	Net Assets – 100.0%	$95,380,520

(a)	Non-income producing security.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $2,205,840 and the total value of the collateral held by the Fund is $2,332,187.
(e)	Rate shown reflects yield as of December 31, 2020.
(f)	This security serves as collateral for securities on loan.
(g)	Aggregate cost for federal income tax purposes was $85,407,529. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $15,845,233 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,635,235. The net unrealized appreciation was $12,209,998.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 95,285,340	$ 95,285,340	$ —	$ —
Money Market Funds	1,155,025	1,155,025	—	—
Repurchase Agreements	1,177,162	—	1,177,162	—
Total Investments	$ 97,617,527	$ 96,440,365	$ 1,177,162	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$2,205,840
Non-cash Collateral (2)	(2,205,840)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

See Notes to Financial Statements

First Trust Germany AlphaDEX® Fund (FGM)
Portfolio of Investments (Continued)
December 31, 2020
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$1,177,162
Non-cash Collateral (4)	(1,177,162)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2020, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Country Allocation†	% of Net Assets
Germany	94.2%
Luxembourg	5.7
United States	2.4
Total Investments	102.3
Net Other Assets and Liabilities	(2.3)
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements

First Trust United Kingdom AlphaDEX® Fund (FKU)
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS – 97.4%
	Aerospace & Defense – 3.4%
10,915	BAE Systems PLC	$72,959
89,641	Meggitt PLC (a)	571,855
		644,814
	Airlines – 0.3%
22,891	International Consolidated Airlines Group S.A. (a)	50,023
	Banks – 5.1%
46,113	Barclays PLC (a)	92,496
507,740	Lloyds Banking Group PLC (a)	253,015
173,561	Natwest Group PLC (a)	397,908
35,966	Standard Chartered PLC (a)	229,146
		972,565
	Beverages – 0.5%
2,579	Fevertree Drinks PLC	89,122
	Capital Markets – 4.6%
130,682	Investec PLC	334,719
1,263	London Stock Exchange Group PLC	155,582
151,671	Quilter PLC (b) (c)	318,582
19,717	Standard Life Aberdeen PLC	75,847
		884,730
	Chemicals – 0.4%
2,515	Johnson Matthey PLC	83,402
	Commercial Services & Supplies – 1.8%
4,043	HomeServe PLC	56,670
41,415	Rentokil Initial PLC (a)	288,612
		345,282
	Containers & Packaging – 0.9%
32,153	DS Smith PLC (a)	164,709
	Diversified Financial Services – 0.9%
62,981	M&G PLC	170,487
	Diversified Telecommunication Services – 2.2%
231,314	BT Group PLC (a)	418,336
	Electrical Equipment – 0.6%
46,283	Melrose Industries PLC (a)	112,691
	Electronic Equipment, Instruments & Components – 2.5%
6,873	Halma PLC	230,177
6,269	Spectris PLC	241,583
		471,760
Shares	Description	Value

	Food & Staples Retailing – 2.6%
75,845	J Sainsbury PLC	$233,884
110,759	Wm Morrison Supermarkets PLC	268,620
		502,504
	Food Products – 1.2%
2,755	Associated British Foods PLC (a)	85,295
15,807	Tate & Lyle PLC	145,779
		231,074
	Hotels, Restaurants & Leisure – 7.7%
26,761	Carnival PLC	500,263
28,497	Entain PLC (a)	441,721
2,490	Flutter Entertainment PLC (d)	514,507
		1,456,491
	Household Durables – 8.8%
53,199	Barratt Developments PLC (a)	487,422
10,362	Bellway PLC	418,725
9,232	Persimmon PLC	349,327
185,002	Taylor Wimpey PLC (a)	419,458
		1,674,932
	Household Products – 0.7%
1,420	Reckitt Benckiser Group PLC	127,036
	Industrial Conglomerates – 0.6%
1,568	DCC PLC	111,029
	Insurance – 4.0%
57,854	Aviva PLC	257,283
40,667	Direct Line Insurance Group PLC	177,403
47,771	Legal & General Group PLC	173,900
8,660	Prudential PLC	159,519
		768,105
	Internet & Direct Marketing Retail – 6.4%
7,707	ASOS PLC (a)	504,096
64,032	boohoo Group PLC (a)	300,343
13,009	Ocado Group PLC (a)	406,853
		1,211,292
	Leisure Products – 2.6%
3,291	Games Workshop Group PLC	504,050
	Machinery – 2.0%
1,587	Spirax-Sarco Engineering PLC	245,127
4,961	Weir Group (The) PLC (a)	134,971
		380,098
	Media – 2.2%
282,607	ITV PLC (a)	412,745

See Notes to Financial Statements

First Trust United Kingdom AlphaDEX® Fund (FKU)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Metals & Mining – 9.5%
11,290	Anglo American PLC	$374,320
11,255	Antofagasta PLC	221,710
9,568	BHP Group PLC	251,872
12,542	Fresnillo PLC	193,723
61,631	Glencore PLC (a)	196,373
13,064	Polymetal International PLC	300,936
3,480	Rio Tinto PLC	260,312
		1,799,246
	Multiline Retail – 2.6%
69,708	B&M European Value Retail S.A.	492,071
	Oil, Gas & Consumable Fuels – 2.2%
17,175	BP PLC	59,844
20,498	Royal Dutch Shell PLC, Class A	363,787
		423,631
	Paper & Forest Products – 1.7%
13,972	Mondi PLC	328,540
	Pharmaceuticals – 1.5%
627	AstraZeneca PLC	62,798
3,224	GlaxoSmithKline PLC	59,166
4,753	Hikma Pharmaceuticals PLC	163,663
		285,627
	Professional Services – 1.1%
5,615	Experian PLC	213,232
	Semiconductors & Semiconductor Equipment – 1.6%
5,717	Dialog Semiconductor PLC (a)	312,123
	Software – 1.2%
29,950	Avast PLC (b) (c)	220,142
	Specialty Retail – 4.6%
13,302	Dunelm Group PLC (a)	220,651
33,920	JD Sports Fashion PLC (a)	398,916
71,688	Kingfisher PLC (a)	265,082
		884,649
	Tobacco – 0.3%
1,700	British American Tobacco PLC	62,954
	Trading Companies & Distributors – 8.1%
9,703	Ashtead Group PLC	456,183
9,744	Bunzl PLC	325,528
23,590	Electrocomponents PLC	280,817
3,192	Ferguson PLC	387,792
4,688	Travis Perkins PLC (a)	86,354
		1,536,674
Shares	Description	Value

	Water Utilities – 0.3%
2,128	Severn Trent PLC	$66,611
	Wireless Telecommunication Services – 0.7%
81,891	Vodafone Group PLC	135,436
	Total Common Stocks	18,548,213
	(Cost $15,299,350)
REAL ESTATE INVESTMENT TRUSTS – 2.1%
	Equity Real Estate Investment Trusts – 2.1%
5,702	Derwent London PLC	241,410
11,791	Segro PLC	152,793
	Total Real Estate Investment Trusts	394,203
	(Cost $293,187)
	Total Investments – 99.5%	18,942,416
	(Cost $15,592,537) (e)
	Net Other Assets and Liabilities – 0.5%	87,634
	Net Assets – 100.0%	$19,030,050

(a)	Non-income producing security.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Non-income producing security which makes payment-in-kind (“PIK”) distributions. For the fiscal year ended December 31, 2020, the Fund received 44 PIK shares of Flutter Entertainment PLC.
(e)	Aggregate cost for federal income tax purposes was $15,656,461. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,722,832 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $436,877. The net unrealized appreciation was $3,285,955.

See Notes to Financial Statements

First Trust United Kingdom AlphaDEX® Fund (FKU)
Portfolio of Investments (Continued)
December 31, 2020

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 18,548,213	$ 18,548,213	$ —	$ —
Real Estate Investment Trusts*	394,203	394,203	—	—
Total Investments	$ 18,942,416	$ 18,942,416	$—	$—

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
United Kingdom	83.7%
Jersey	7.3
Ireland	3.3
Luxembourg	2.6
Isle Of Man (U.K.)	2.3
Spain	0.3
Total Investments	99.5
Net Other Assets and Liabilities	0.5
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
See Notes to Financial Statements

First Trust India NIFTY 50 Equal Weight ETF (NFTY)
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS – 100.9%
	Automobiles – 12.1%
1,659	Bajaj Auto Ltd.	$78,197
2,297	Eicher Motors Ltd.	79,563
1,821	Hero MotoCorp Ltd.	77,508
7,874	Mahindra & Mahindra Ltd.	77,654
752	Maruti Suzuki India Ltd.	78,729
31,813	Tata Motors Ltd. (a)	80,047
		471,698
	Banks – 12.7%
9,173	Axis Bank Ltd. (a)	77,892
4,006	HDFC Bank Ltd. (a)	78,747
10,899	ICICI Bank Ltd. (a)	79,810
6,564	IndusInd Bank Ltd. (a)	80,397
2,855	Kotak Mahindra Bank Ltd. (a)	77,975
20,976	State Bank of India (a)	78,932
75,422	YES Bank Ltd. Lock-In (a) (b) (c)	18,425
		492,178
	Chemicals – 4.1%
2,114	Asian Paints Ltd.	79,983
12,455	UPL Ltd.	79,494
		159,477
	Construction & Engineering – 2.0%
4,435	Larsen & Toubro Ltd.	78,154
	Construction Materials – 6.1%
6,239	Grasim Industries Ltd.	79,226
235	Shree Cement Ltd.	77,231
1,110	UltraTech Cement Ltd.	80,335
		236,792
	Consumer Finance – 2.0%
1,080	Bajaj Finance Ltd.	78,268
	Electric Utilities – 2.0%
29,460	Power Grid Corp. of India Ltd.	76,545
	Food Products – 3.9%
1,547	Britannia Industries Ltd.	75,719
301	Nestle India Ltd.	75,759
		151,478
	Gas Utilities – 2.0%
46,587	GAIL India Ltd.	78,583
	Household Products – 2.0%
2,330	Hindustan Unilever Ltd.	76,385
	Independent Power & Renewable Electricity Producers – 2.0%
56,002	NTPC Ltd.	76,146
Shares	Description	Value

	Insurance – 6.0%
622	Bajaj Finserv Ltd.	$75,817
8,516	HDFC Life Insurance Co., Ltd. (a) (d) (e)	78,846
6,405	SBI Life Insurance Co., Ltd. (a) (d) (e)	79,265
		233,928
	IT Services – 10.0%
6,088	HCL Technologies Ltd.	78,834
4,528	Infosys Ltd.	77,822
1,924	Tata Consultancy Services Ltd.	75,381
5,909	Tech Mahindra Ltd.	78,703
14,645	Wipro Ltd.	77,417
		388,157
	Life Sciences Tools & Services – 2.0%
1,493	Divi’s Laboratories Ltd.	78,502
	Metals & Mining – 6.1%
23,623	Hindalco Industries Ltd.	77,770
15,283	JSW Steel Ltd	80,988
8,995	Tata Steel Ltd.	79,237
		237,995
	Oil, Gas & Consumable Fuels – 9.9%
14,826	Bharat Petroleum Corp., Ltd.	77,328
41,082	Coal India Ltd.	76,157
62,021	Indian Oil Corp., Ltd.	77,200
60,091	Oil & Natural Gas Corp., Ltd.	76,525
2,807	Reliance Industries Ltd.	76,268
		383,478
	Pharmaceuticals – 5.9%
6,718	Cipla Ltd.	75,388
1,076	Dr Reddy’s Laboratories Ltd.	76,651
9,480	Sun Pharmaceutical Industries Ltd.	76,853
		228,892
	Textiles, Apparel & Luxury Goods – 2.1%
3,742	Titan Co., Ltd.	80,258
	Thrifts & Mortgage Finance – 2.1%
2,280	Housing Development Finance Corp., Ltd.	79,840
	Tobacco – 2.0%
26,833	ITC Ltd.	76,752
	Transportation Infrastructure – 2.0%
11,697	Adani Ports & Special Economic Zone Ltd.	77,441

See Notes to Financial Statements

First Trust India NIFTY 50 Equal Weight ETF (NFTY)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Wireless Telecommunication Services – 1.9%
10,820	Bharti Airtel Ltd.	$75,478
	Total Investments – 100.9%	3,916,425
	(Cost $3,250,426) (f)
	Net Other Assets and Liabilities – (0.9)%	(33,654)
	Net Assets – 100.0%	$3,882,771

(a)	Non-income producing security.
(b)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(c)	This security has a lock-in period of 3 years from commencement of the YES Bank Ltd. Reconstruction Scheme 2020 (the “Scheme”), which was effective March 13, 2020. Shares to the extent of 75% held by existing shareholders as on the date of commencement of the Scheme are locked in for a period of three years. The lockout period does not apply to shareholders holding less than 100 shares (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Aggregate cost for federal income tax purposes was $3,287,755. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $822,503 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $193,833. The net unrealized appreciation was $628,670.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 3,916,425	$ 3,916,425	$ —	$ —

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
India	100.9%
Total Investments	100.9
Net Other Assets and Liabilities	(0.9)
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements

First Trust Switzerland AlphaDEX® Fund (FSZ)
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS – 97.4%
	Banks – 0.7%
6,549	Banque Cantonale Vaudoise	$712,378
	Capital Markets – 13.7%
246,171	Credit Suisse Group AG	3,169,942
15,207	Julius Baer Group Ltd.	876,038
2,106	Partners Group Holding AG	2,474,009
165,886	UBS Group AG	2,336,607
36,296	Vontobel Holding AG	2,878,097
17,032	VZ Holding AG	1,556,409
		13,291,102
	Chemicals – 6.6%
827	EMS-Chemie Holding AG	796,827
682	Givaudan S.A.	2,873,444
9,920	Sika AG	2,709,427
		6,379,698
	Construction Materials – 4.1%
72,633	LafargeHolcim Ltd.	3,988,949
	Diversified Telecommunication Services – 2.7%
4,864	Swisscom AG	2,621,275
	Electric Utilities – 3.3%
28,377	BKW AG	3,179,711
	Electronic Equipment, Instruments & Components – 3.8%
12,938	ALSO Holding AG	3,697,407
	Food Products – 0.8%
730	Emmi AG	751,604
	Health Care Equipment & Supplies – 0.8%
3,190	Sonova Holding AG (a)	828,759
	Health Care Providers & Services – 1.2%
17,788	Galenica AG (b) (c)	1,185,465
	Insurance – 7.0%
8,486	Baloise Holding AG	1,509,709
20,476	Helvetia Holding AG	2,160,238
5,153	Swiss Life Holding AG	2,400,426
1,802	Zurich Insurance Group AG	760,247
		6,830,620
	Life Sciences Tools & Services – 11.4%
12,106	Bachem Holding AG, Class B	5,408,249
4,824	Lonza Group AG	3,099,392
5,388	Tecan Group AG	2,640,138
		11,147,779
Shares	Description	Value

	Machinery – 12.3%
11,050	Bucher Industries AG	$5,062,555
1,481	Georg Fischer AG	1,907,082
27,194	SFS Group AG	3,225,313
6,972	VAT Group AG (b) (c)	1,738,866
		11,933,816
	Marine – 1.8%
7,660	Kuehne + Nagel International AG	1,737,409
	Pharmaceuticals – 2.1%
14,631	Novartis AG	1,382,450
1,834	Roche Holding AG	640,129
		2,022,579
	Professional Services – 3.8%
49,590	DKSH Holding AG	3,727,792
	Real Estate Management & Development – 6.6%
6,429	Allreal Holding AG	1,477,806
16,955	PSP Swiss Property AG	2,265,646
27,532	Swiss Prime Site AG	2,702,508
		6,445,960
	Technology Hardware, Storage & Peripherals – 4.9%
48,738	Logitech International S.A.	4,730,113
	Textiles, Apparel & Luxury Goods – 5.4%
9,978	Cie Financiere Richemont S.A., Class A	902,562
15,943	Swatch Group (The) AG	4,349,073
		5,251,635
	Transportation Infrastructure – 4.4%
24,490	Flughafen Zurich AG (d)	4,318,185
	Total Investments – 97.4%	94,782,236
	(Cost $81,687,337) (e)
	Net Other Assets and Liabilities – 2.6%	2,571,385
	Net Assets – 100.0%	$97,353,621

(a)	Non-income producing security that makes payment-in-kind (“PIK”) distributions. For the fiscal year ended December 31, 2020, the Fund received 22 PIK shares of Sonova Holding AG.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).

See Notes to Financial Statements

First Trust Switzerland AlphaDEX® Fund (FSZ)
Portfolio of Investments (Continued)
December 31, 2020
(c)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Non-income producing security.
(e)	Aggregate cost for federal income tax purposes was $81,824,102. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $15,702,570 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,744,436. The net unrealized appreciation was $12,958,134.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 94,782,236	$ 94,782,236	$ —	$ —

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
Switzerland	97.4%
Total Investments	97.4
Net Other Assets and Liabilities	2.6
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) – 96.6%
	Australia – 4.9%
306	ARB Corp., Ltd.	$7,266
31,801	Beach Energy Ltd.	44,253
436	Brickworks Ltd.	6,454
3,042	Codan Ltd.	26,220
6,399	Data#3 Ltd.	27,676
2,753	Eagers Automotive Ltd.	28,207
11,105	GrainCorp Ltd., Class A	35,872
908	HUB24 Ltd.	14,938
2,018	IGO Ltd.	9,926
832	Kogan.com Ltd.	12,187
526	Megaport Ltd. (b)	5,779
6,611	Mesoblast Ltd. (b)	11,468
23,160	Mount Gibson Iron Ltd.	16,427
1,106	Netwealth Group Ltd.	13,591
4,136	NRW Holdings Ltd.	9,311
3,180	PointsBet Holdings Ltd. (b)	29,101
10,139	Redbubble Ltd. (b)	43,148
10,289	Sandfire Resources Ltd.	42,438
3,663	Silver Lake Resources Ltd. (b)	5,055
2,439	Tassal Group Ltd.	6,318
4,095	Western Areas Ltd.	8,303
8,034	Whitehaven Coal Ltd.	10,189
1,372	Zip Co., Ltd. (b)	5,595
		419,722
	Austria – 0.5%
1,014	CA Immobilien Anlagen AG	38,835
	Belgium – 0.7%
7,207	AGFA-Gevaert N.V. (b)	34,337
3,396	Euronav N.V.	27,382
		61,719
	Bermuda – 2.4%
7,271	BW LPG Ltd. (c) (d)	50,032
8,473	BW Offshore Ltd.	37,275
8,000	China Water Affairs Group Ltd.	6,254
36,000	Digital China Holdings Ltd.	29,534
22,000	First Pacific Co., Ltd.	7,009
13,000	Huabao International Holdings Ltd.	17,909
40,000	PAX Global Technology Ltd.	35,499
84,000	Skyworth Group Ltd. (b)	23,404
		206,916
	Canada – 3.9%
857	Canadian Solar, Inc. (b)	43,913
481	Cascades, Inc.	5,498
6,007	Cronos Group, Inc. (b) (e)	41,717
1,685	Dundee Precious Metals, Inc.	12,112
1,716	Eldorado Gold Corp. (b)	22,743
698	Genworth MI Canada, Inc.	23,804
123	goeasy Ltd.	9,339
406	Linamar Corp.	21,504
662	North West (The) Co., Inc.	16,871
Shares	Description	Value

	Canada (Continued)
2,292	Parex Resources, Inc. (b)	$31,547
943	Pretium Resources, Inc. (b)	10,809
1,882	SNC-Lavalin Group, Inc.	32,128
178	Stella-Jones, Inc.	6,472
1,956	Transcontinental, Inc., Class A	31,517
1,585	Westshore Terminals Investment Corp.	19,412
		329,386
	Cayman Islands – 0.5%
23,000	China High Speed Transmission Equipment Group Co., Ltd.	22,547
26,000	Pacific Textiles Holdings Ltd.	17,071
		39,618
	Denmark – 1.1%
85	Chemometec A/S	8,064
1,851	D/S Norden A/S	33,299
1,551	Matas A.S. (b)	21,996
571	Per Aarsleff Holding A/S	28,913
		92,272
	Finland – 0.4%
174	Cargotec OYJ, Class B	7,189
1,022	Tokmanni Group Corp.	20,276
343	Uponor OYJ	7,610
		35,075
	France – 3.1%
115	Albioma S.A.	6,603
1,527	Chargeurs S.A.	32,832
6,479	Elior Group S.A. (c) (d)	43,691
3,084	Eutelsat Communications S.A.	34,888
2,515	Metropole Television S.A. (b)	40,741
518	Nexans S.A. (b)	37,494
2,941	Television Francaise 1 (b)	23,677
117	Trigano S.A.	20,697
539	Vicat S.A.	22,618
		263,241
	Germany – 2.4%
1,851	AURELIUS Equity Opportunities SE & Co., KGaA (b)	39,346
265	Aurubis AG	20,609
1,219	CECONOMY AG (b)	8,436
1,731	CropEnergies AG	25,165
566	Hornbach Baumarkt AG	24,754
258	Hornbach Holding AG & Co KGaA	24,805
873	K+S AG	8,306
538	SMA Solar Technology AG (b)	36,773
87	SNP Schneider-Neureither & Partner SE (b)	6,473
65	zooplus AG (b)	13,483
		208,150

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Gibraltar – 0.4%
9,235	888 Holdings PLC	$36,055
	Greece – 1.1%
9,906	Alpha Bank AE (b)	11,548
3,231	FF Group (b) (f) (g) (h)	9,473
1,120	Mytilineos S.A.	16,282
9,637	Piraeus Bank S.A. (b)	15,305
5,051	Public Power Corp., S.A. (b)	45,847
		98,455
	Guernsey – 0.3%
2,234	Burford Capital Ltd. (b)	21,721
6,376	Sirius Real Estate Ltd.	8,144
		29,865
	Hong Kong – 0.4%
21,000	Hong Kong Television Network Ltd. (b)	30,935
	Ireland – 0.2%
9,499	Greencore Group PLC	15,133
	Israel – 2.0%
2,875	Airport City Ltd. (b)	43,571
3,938	Amot Investments Ltd.	22,046
1,332	Equital Ltd. (b)	34,765
71	Formula Systems 1985 Ltd.	6,131
455	Fox Wizel Ltd.	45,649
594	Plus500 Ltd.	11,778
774	Shufersal Ltd.	5,974
		169,914
	Italy – 1.4%
6,127	Anima Holding S.p.A (c) (d)	29,057
1,248	Banca IFIS S.p.A (b)	13,988
3,551	Banco BPM S.p.A. (b)	7,843
7,744	BPER Banca (b)	14,049
299	Sesa S.p.A. (b)	37,623
2,751	Unipol Gruppo S.p.A. (b)	13,141
		115,701
	Japan – 30.6%
1,300	ADEKA Corp.	22,675
100	Arata Corp.	4,746
1,200	Arcland Sakamoto Co., Ltd.	19,885
500	Arcs Co., Ltd.	11,229
1,400	Asahi Co., Ltd.	22,019
600	Asahi Holdings, Inc.	21,297
100	ASKUL Corp.	3,729
200	BayCurrent Consulting, Inc.	35,039
2,700	Belluna Co., Ltd.	29,653
2,300	Bunka Shutter Co., Ltd.	21,674
800	Change, Inc. (b)	27,311
200	Create SD Holdings Co., Ltd.	7,506
600	Credit Saison Co., Ltd.	6,892
200	Daiho Corp.	7,051
Shares	Description	Value

	Japan (Continued)
500	Daikokutenbussan Co., Ltd.	$33,267
200	Daiwabo Holdings Co., Ltd.	17,781
600	Doshisha Co., Ltd.	11,314
2,300	EDION Corp.	23,344
1,000	Elan Corp.	14,517
1,200	Electric Power Development Co., Ltd.	16,514
400	Enigmo, Inc.	4,811
1,900	Exedy Corp.	23,314
600	Fuji Media Holdings, Inc.	6,392
400	Fuji Soft, Inc.	19,989
800	Furukawa Electric Co., Ltd.	21,554
800	Genky DrugStores Co., Ltd.	31,456
1,500	Geo Holdings Corp.	17,563
500	giftee, Inc. (b)	16,246
700	GNI Group Ltd. (b)	12,257
1,100	G-Tekt Corp.	16,012
400	Hamakyorex Co., Ltd.	11,354
2,900	Hitachi Zosen Corp.	16,009
5,600	Hokkaido Electric Power Co., Inc.	20,338
7,000	Hokuetsu Corp.	27,795
2,400	Hokuriku Electric Power Co.	15,620
3,400	Hosiden Corp.	32,698
5,000	IDOM, Inc.	26,488
900	Inabata & Co., Ltd.	12,569
280	Infocom Corp.	9,193
600	Information Services International-Dentsu Ltd.	18,159
200	Internet Initiative Japan, Inc.	3,936
100	IR Japan Holdings Ltd.	15,960
2,000	Itochu Enex Co., Ltd.	19,660
400	Jaccs Co., Ltd.	7,082
400	Japan Aviation Electronics Industry Ltd.	6,117
1,600	Japan Petroleum Exploration Co., Ltd.	29,070
1,500	Joyful Honda Co., Ltd.	21,500
500	Kadokawa Corp.	18,135
1,400	Kaga Electronics Co., Ltd.	32,324
1,100	Kanamoto Co., Ltd.	23,608
3,000	Kandenko Co., Ltd.	25,364
2,900	Keiyo Co., Ltd.	20,587
2,100	Kitz Corp.	12,752
800	Kohnan Shoji Co., Ltd.	24,909
1,200	Kojima Co., Ltd.	8,263
800	Komeri Co., Ltd.	22,593
500	Kumagai Gumi Co., Ltd.	12,580
700	Kureha Corp.	49,286
2,400	Kyoei Steel Ltd.	33,238
400	Kyudenko Corp.	12,900
700	Life Corp.	24,168
1,300	LIFENET INSURANCE Co. (b)	20,308
1,000	Macnica Fuji Electronics Holdings, Inc.	19,612

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
600	Maruwa Unyu Kikan Co., Ltd.	$12,790
200	Maruzen Showa Unyu Co., Ltd.	6,741
2,000	MCJ Co., Ltd.	21,461
400	Media Do Co., Ltd.	28,706
600	Medical Data Vision Co., Ltd.	16,480
500	MedPeer, Inc. (b)	39,514
400	Meidensha Corp.	8,995
100	Mitsubishi Research Institute, Inc.	4,140
900	Mitsui High-Tec, Inc.	33,776
900	Mitsui OSK Lines Ltd.	27,456
300	Money Forward, Inc. (b)	14,280
400	Nagase & Co., Ltd.	5,834
2,200	Nextage Co., Ltd.	28,167
1,100	Nichireki Co., Ltd.	17,482
600	Nikkon Holdings Co., Ltd.	12,011
500	Nippon Carbon Co., Ltd.	19,103
1,000	Nippon Paper Industries Co., Ltd.	11,564
600	Nippon Signal Company Ltd.	5,468
600	Nippon Soda Co., Ltd.	17,810
600	Nippon Steel Trading Corp.	21,704
600	Nippon Television Holdings, Inc.	6,531
700	Nippon Yusen KK	16,284
1,200	Nishimatsu Construction Co., Ltd.	24,568
2,200	Nishimatsuya Chain Co., Ltd.	31,555
1,400	Nishio Rent All Co., Ltd.	29,287
900	Nitto Kogyo Corp.	17,807
900	Oisix ra daichi, Inc. (b)	27,238
1,700	Okamura Corp.	15,196
735	Okinawa Electric Power (The) Co., Inc.	9,866
200	Osaka Soda Co., Ltd.	5,272
1,300	Outsourcing, Inc.	17,387
1,300	Pacific Industrial Co., Ltd.	13,522
1,200	Pasona Group, Inc.	24,080
2,300	Pressance Corp. (e)	39,560
100	Raksul, Inc. (b)	4,305
3,200	Rengo Co., Ltd.	26,776
900	Restar Holdings Corp.	19,359
200	Ricoh Leasing Co., Ltd.	5,946
100	Sansan, Inc. (b)	6,586
600	Shibaura Machine Co., Ltd.	13,696
200	SHIFT, Inc. (b)	27,718
800	Shikoku Electric Power Co., Inc.	5,207
1,400	Shin-Etsu Polymer Co., Ltd.	12,786
1,400	Shinko Electric Industries Co., Ltd.	31,998
1,400	Shinmaywa Industries Ltd.	11,986
5,500	SKY Perfect JSAT Holdings, Inc.	27,059
8,000	Sojitz Corp.	17,820
600	Starts Corp, Inc.	16,654
200	Strike Co., Ltd.	9,917
Shares	Description	Value

	Japan (Continued)
300	Sumitomo Heavy Industries Ltd.	$7,397
5,900	Sumitomo Mitsui Construction Co., Ltd.	24,456
600	Sumitomo Osaka Cement Co., Ltd.	17,520
2,200	Sun Frontier Fudousan Co., Ltd.	19,005
3,400	Suruga Bank Ltd.	11,130
700	Takuma Co., Ltd.	12,494
1,500	Tamron Co., Ltd.	26,527
700	TBS Holdings, Inc.	12,284
600	TechMatrix Corp.	12,476
500	TerraSky Co., Ltd. (b)	19,587
800	Tokuyama Corp.	17,952
3,600	Tokyo Steel Manufacturing Co., Ltd.	23,290
200	Tokyotokeiba Co., Ltd.	9,065
6,900	Tokyu Construction Co., Ltd.	33,078
1,700	Topre Corp.	26,030
1,200	Towa Pharmaceutical Co., Ltd.	22,244
600	Toyo Seikan Group Holdings Ltd.	6,549
900	Toyobo Co., Ltd.	12,028
200	Transcosmos, Inc.	5,046
1,000	Tsubakimoto Chain Co.	26,217
1,900	TV Asahi Holdings Corp.	31,135
400	UACJ Corp.	7,329
1,100	Ube Industries Ltd.	19,943
400	UT Group Co., Ltd. (b)	12,396
200	Uzabase, Inc. (b)	6,934
1,100	Valor Holdings Co., Ltd.	28,157
400	ValueCommerce Co., Ltd.	12,358
600	Vector, Inc. (b)	5,799
2,800	Wacom Co., Ltd.	23,456
100	Weathernews, Inc.	5,385
1,200	YA-MAN Ltd.	21,721
500	Yamato Kogyo Co., Ltd.	13,341
300	Yokogawa Bridge Holdings Corp.	6,340
1,700	Yokohama Rubber (The) Co., Ltd.	25,256
		2,614,585
	Jersey – 0.2%
8,095	Man Group PLC	15,276
	Luxembourg – 1.0%
1,085	ADLER Group S.A. (b) (c) (d)	38,439
1,535	Corestate Capital Holding S.A. (b)	27,379
1,431	Solutions 30 SE (b) (e)	18,391
		84,209
	Marshall Islands – 0.3%
2,692	Atlas Corp.	29,181

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Netherlands – 1.2%
378	Alfen Beheer BV (b) (c) (d)	$38,143
9,838	PostNL N.V. (b)	33,532
172	Shop Apotheke Europe N.V. (b) (c) (d)	31,141
1,590	SRH N.V. (b) (f) (g) (h)	0
		102,816
	Norway – 0.9%
4,373	Hexagon Composites ASA (b)	27,898
1,759	Nordic Semiconductor ASA (b)	28,310
521	Scatec ASA (c) (d)	20,745
		76,953
	Portugal – 0.2%
63,904	Banco Comercial Portugues S.A., Class R (b)	9,618
8,863	Sonae SGPS S.A.	7,162
		16,780
	Singapore – 1.4%
8,500	AEM Holdings Ltd.	22,189
9,400	Riverstone Holdings Ltd.	7,895
18,400	Sembcorp Industries Ltd.	23,807
15,800	Singapore Press Holdings Ltd.	13,509
33,200	Yangzijiang Shipbuilding Holdings Ltd.	23,991
36,300	Yanlord Land Group Ltd.	30,763
		122,154
	South Korea – 23.8%
643	Amicogen, Inc. (b)	22,730
678	Binex Co., Ltd. (b)	16,571
477	Binggrae Co., Ltd.	25,073
4,172	BNK Financial Group, Inc.	21,814
222	Chong Kun Dang Pharmaceutical Corp.	46,288
87	CJ Corp.	7,376
61	Cosmax, Inc.	5,587
358	CS Wind Corp.	58,332
631	Daejoo Electronic Materials Co., Ltd. (b)	26,981
455	Daelim Industrial Co., Ltd. (f) (g)	34,765
1,083	Daesang Corp.	25,971
7,581	Daewoo Engineering & Construction Co., Ltd. (b)	34,789
691	Daewoong Co., Ltd.	31,996
1,312	Daou Technology, Inc.	26,450
677	Dawonsys Co., Ltd.	12,714
751	DB HiTek Co., Ltd.	35,258
3,846	DGB Financial Group, Inc.	24,040
1,324	Digital Power Communications Co., Ltd.	10,860
169	Dong-A Socio Holdings Co., Ltd.	19,058
Shares	Description	Value

	South Korea (Continued)
76	Dong-A ST Co., Ltd.	$6,199
342	Dongwha Enterprise Co., Ltd.	15,616
644	Dongwha Pharm Co., Ltd.	11,649
82	Dongwon F&B Co., Ltd.	13,512
2,133	Doosan Heavy Industries & Construction Co., Ltd. (b)	26,508
3,210	Doosan Infracore Co., Ltd. (b)	23,403
2,349	Dreamtech Co., Ltd.	25,300
1,022	Echo Marketing, Inc.	28,224
480	Ecopro Co., Ltd.	21,961
651	ENF Technology Co., Ltd.	28,556
148	Genexine Co., Ltd. (b)	16,935
64	Green Cross Corp	23,920
1,166	GS Engineering & Construction Corp.	40,573
219	GS Home Shopping, Inc.	28,023
1,163	Handsome Co., Ltd.	32,386
1,347	Hanmi Semiconductor Co., Ltd.	22,444
1,564	Hansae Co., Ltd.	25,196
197	Hanssem Co., Ltd.	18,951
279	Hanwha Aerospace Co., Ltd. (b)	7,320
560	Hanwha Corp.	14,589
4,615	Hanwha Life Insurance Co., Ltd.	10,366
3,223	Harim Holdings Co., Ltd.	26,732
3,320	HDC Holdings Co., Ltd.	33,771
1,656	HDC Hyundai Development Co-Engineering & Construction	39,788
4,880	HMM Co., Ltd. (b)	62,668
375	Hyundai Department Store Co., Ltd.	24,648
920	Hyundai Electric & Energy System Co., Ltd. (b)	13,889
395	Hyundai Home Shopping Network Corp.	29,635
348	Hyundai Wia Corp.	17,139
89	Ilyang Pharmaceutical Co., Ltd.	5,391
552	JYP Entertainment Corp.	19,513
1,041	KEPCO Plant Service & Engineering Co., Ltd.	28,461
788	Kolmar Korea Holdings Co., Ltd.	18,824
932	Kolon Industries, Inc.	35,219
169	Korea Petrochemical Ind. Co., Ltd.	35,782
1,889	Korean Reinsurance Co.	13,720
2,172	Kwang Dong Pharmaceutical Co., Ltd.	20,494
401	Kyung Dong Navien Co., Ltd.	19,232
462	L&C Bio Co., Ltd.	14,673
1,822	LG International Corp.	41,428
709	LOTTE Fine Chemical Co., Ltd.	36,028
670	LS Corp.	44,038
249	LS Electric Co., Ltd.	14,464
312	Maeil Dairies Co., Ltd.	20,076
197	Mando Corp.	10,663

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Korea (Continued)
772	Mcnex Co., Ltd.	$28,711
1,095	Meritz Fire & Marine Insurance Co., Ltd.	14,717
2,169	Meritz Securities Co., Ltd.	7,318
5,262	Nexen Tire Corp.	29,984
549	NHN KCP Corp.	34,619
6,173	Pan Ocean Co., Ltd. (b)	28,527
4,056	Posco ICT Co., Ltd.	28,937
1,576	Posco International Corp.	21,109
277	S&T Motiv Co., Ltd.	12,597
128	Sam Chun Dang Pharm Co., Ltd.	9,674
250	Samsung Card Co., Ltd.	7,479
388	Samyang Corp.	21,573
110	Samyang Holdings Corp.	7,544
470	Silicon Works Co., Ltd.	25,181
1,542	SIMMTECH Co., Ltd.	32,435
441	SK Discovery Co., Ltd.	26,672
254	SKC Co., Ltd.	21,979
995	SL Corp.	14,884
3,503	Ssangyong Motor Co. (b) (f) (g)	8,932
125	Suheung Co., Ltd.	5,869
464	Tesna, Inc.	24,005
75	Young Poong Corp.	37,144
1,016	Youngone Corp.	29,649
		2,034,099
	Spain – 1.4%
11,373	Atresmedia Corp de Medios de Comunicacion S.A. (b)	40,014
51,798	Banco de Sabadell S.A.	22,401
533	Let’s GOWEX S.A. (b) (f) (g) (h) (i)	0
143	Pharma Mar S.A.	12,403
12,577	Prosegur Cia de Seguridad S.A.	37,459
318	Solaria Energia y Medio Ambiente S.A. (b)	9,184
		121,461
	Sweden – 4.6%
1,548	AddLife AB, Class B	27,093
919	Avanza Bank Holding AB	26,026
2,381	Bilia AB, Class A (b)	29,344
2,158	Boozt AB (b) (c) (d)	48,995
493	Bravida Holding AB (c) (d)	6,561
572	Bure Equity AB	20,412
1,348	Instalco AB (c)	41,124
307	INVISIO AB	9,328
1,180	Inwido AB (b)	17,282
13,025	Klovern AB, B Shares	24,601
689	Lindab International AB	14,270
2,888	Mekonomen AB (b)	31,977
247	Nolato AB (b)	24,978
426	Nordic Entertainment Group AB, Class B (b)	23,745
6,423	Ratos AB, Class B	30,040
Shares	Description	Value

	Sweden (Continued)
346	Recipharm AB, B Shares (b)	$9,227
1,017	Tobii AB (b)	6,996
		391,999
	Switzerland – 0.4%
9,108	Aryzta AG (b)	7,017
11	Gurit Holding AG	30,814
		37,831
	United Kingdom – 4.9%
10,775	AO World PLC (b)	60,560
329	Avon Rubber PLC	14,240
13,178	Ferrexpo PLC	50,927
479	Future PLC	11,384
7,698	Halfords Group PLC (b)	28,107
51,787	Just Group PLC (b)	49,502
472	Kainos Group PLC	7,862
2,665	KAZ Minerals PLC	24,053
56,591	Petropavlovsk PLC (b)	25,151
4,404	Pets at Home Group PLC	25,066
25,160	Premier Foods PLC (b)	34,475
7,790	Royal Mail PLC (b)	35,975
11,607	TalkTalk Telecom Group PLC	15,555
4,442	TORM PLC	32,810
		415,667
	Total Common Stocks	8,254,003
	(Cost $7,033,647)
REAL ESTATE INVESTMENT TRUSTS (a) – 2.8%
	Australia – 0.2%
6,196	Waypoint REIT	13,041
	Canada – 1.0%
2,214	Dream Office Real Estate Investment Trust	34,439
3,190	InterRent Real Estate Investment Trust	34,309
926	Killam Apartment Real Estate Investment Trust	12,447
443	Minto Apartment Real Estate Investment Trust	7,089
		88,284
	France – 0.4%
4,362	Mercialys S.A.	38,474
	Germany – 0.3%
1,298	alstria Office REIT-AG	23,468
	Israel – 0.4%
6,539	Reit 1 Ltd.	32,741
	Singapore – 0.2%
14,800	CapitaLand Retail China Trust	15,566

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (a) (Continued)
	United Kingdom – 0.3%
17,239	LXI REIT PLC (c)	$28,053
	Total Real Estate Investment Trusts	239,627
	(Cost $200,563)
RIGHTS (a) – 0.0%
	Australia – 0.0%
239	IGO Ltd., expiring 3/14/21 (b) (f) (g) (h)	0
	South Korea – 0.0%
78	CS Wind Corp., expiring 1/29/21 (b) (f) (g)	3,877
	Total Rights	3,877
	(Cost $0)
MONEY MARKET FUNDS – 0.6%
47,108	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.03% (j) (k)	47,108
	(Cost $47,108)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.6%
$48,011	JPMorgan Chase & Co., 0.01% (j), dated 12/31/20, due 1/4/21, with a maturity value of $48,011. Collateralized by U.S. Treasury Note, interest rate of 1.625%, due 12/15/22. The value of the collateral including accrued interest is $49,316. (k)	48,011
	(Cost $48,011)
	Total Investments – 100.6%	8,592,626
	(Cost $7,329,329) (l)
	Net Other Assets and Liabilities – (0.6)%	(48,854)
	Net Assets – 100.0%	$8,543,772

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $88,528 and the total value of the collateral held by the Fund is $95,119.
(f)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2020, securities noted as such are valued at $57,047 or 0.7% of net assets.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(i)	This issuer has filed for protection in bankruptcy court.
(j)	Rate shown reflects yield as of December 31, 2020.
(k)	This security serves as collateral for securities on loan.
(l)	Aggregate cost for federal income tax purposes was $7,407,316. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,531,577 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $346,267. The net unrealized appreciation was $1,185,310.

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2020

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Greece	$ 98,455	$ 88,982	$ —	$ 9,473
Netherlands	102,816	102,816	—	—**
South Korea	2,034,099	1,990,402	43,697	—
Spain	121,461	121,461	—	—**
Other Country Categories*	5,897,172	5,897,172	—	—
Real Estate Investment Trusts*	239,627	239,627	—	—
Rights:
Australia	—**	—	—	—**
South Korea	3,877	—	3,877	—
Money Market Funds	47,108	47,108	—	—
Repurchase Agreements	48,011	—	48,011	—
Total Investments	$ 8,592,626	$ 8,487,568	$ 95,585	$ 9,473

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 investments values are based on unobservable and non-quantitative inputs.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$88,528
Non-cash Collateral (2)	(88,528)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$48,011
Non-cash Collateral (4)	(48,011)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2020, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
Japanese Yen	30.4%
South Korean Won	23.7
Euro	14.1
British Pound Sterling	6.0
Australian Dollar	5.0
Canadian Dollar	4.9
Swedish Krona	4.6
Israeli Shekel	2.2
Hong Kong Dollar	2.2
Norwegian Krone	1.9
Singapore Dollar	1.6
Danish Krone	1.5
United States Dollar	1.5
Swiss Franc	0.4
Total	100.0%

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) – 99.0%
	Bermuda – 1.5%
1,065,107	COSCO SHIPPING Ports Ltd.	$740,531
3,590,924	Gemdale Properties & Investment Corp., Ltd.	514,150
2,872,784	Sinopec Kantons Holdings Ltd. (b)	1,000,525
		2,255,206
	Brazil – 10.7%
61,089	Banco Inter S.A. (Preference Shares) (c) (d)	386,937
126,725	BR Properties S.A.	241,534
457,674	Camil Alimentos S.A.	975,406
144,066	Cia de Locacao das Americas	812,940
327,939	Cia de Saneamento de Minas Gerais-Copasa	1,035,424
179,328	Cia de Saneamento do Parana	897,641
68,172	Cia Hering	225,350
91,963	Cia Paranaense de Energia, Class B (Preference Shares)	1,326,808
63,610	Duratex S.A.	234,395
65,510	EDP - Energias do Brasil S.A.	247,829
589,114	Enauta Participacoes S.A.	1,343,999
393,284	Light S.A. (e)	1,839,899
373,942	Marfrig Global Foods S.A. (e)	1,044,607
485,329	Metalurgica Gerdau S.A. (Preference Shares)	1,052,097
3,258,641	Oi S.A. (e)	1,380,195
65,378	Petro Rio S.A. (e)	883,463
374,864	Randon SA Implementos e Participacoes (Preference Shares)	1,160,489
40,791	Transmissora Alianca de Energia Eletrica S.A.	261,747
341,134	Usinas Siderurgicas de Minas Gerais S.A., Class A (Preference Shares)	959,526
		16,310,286
	Cayman Islands – 14.5%
24,043	Alchip Technologies, Ltd.	531,380
1,151,156	Asia Cement China Holdings Corp.	1,049,819
359,329	C&D International Investment Group Ltd.	556,205
2,537,634	China Everbright Greentech, Ltd. (b) (c) (d)	1,119,479
675,284	China Maple Leaf Educational Systems, Ltd. (b)	177,696
184,000	China Medical System Holdings Ltd.	205,540
11,550	China Metal Recycling Holdings Ltd. (e) (f) (g) (h)	0
906,768	China SCE Group Holdings Ltd.	374,289
171,251	China Yongda Automobiles Services Holdings Ltd.	283,193
Shares	Description	Value

	Cayman Islands (Continued)
4,788,250	China Zhongwang Holdings Ltd. (b) (e)	$901,759
1,121,090	Chinasoft International Ltd.	1,250,886
921,848	CIMC Enric Holdings Ltd.	551,745
2,925,558	COFCO Joycome Foods, Ltd. (b) (c)	1,015,131
2,639,783	Dongyue Group Ltd.	2,094,134
309,284	Ever Sunshine Lifestyle Services Group, Ltd. (b) (c)	679,013
1,045,131	Fantasia Holdings Group Co., Ltd.	181,998
9,650,136	GCL-Poly Energy Holdings Ltd. (b) (e)	1,531,086
47,072	General Interface Solution Holding Ltd.	191,819
1,985,302	Kaisa Group Holdings Ltd.	980,813
3,824,549	Lonking Holdings Ltd.	1,184,002
1,079,332	Powerlong Real Estate Holdings Ltd.	744,852
1,650,308	Redsun Properties Group Ltd.	574,764
576,692	Ronshine China Holdings Ltd. (b) (c)	403,185
345,127	Sany Heavy Equipment International Holdings Co., Ltd.	258,207
295,948	Scholar Education Group (b) (c)	496,272
1,052,820	TCL Electronics Holdings Ltd.	789,026
697,878	Tianli Education International Holdings, Ltd. (b) (c)	734,566
565,450	Tianneng Power International Ltd. (b)	1,363,945
146,052	Times China Holdings Ltd.	203,089
238,713	TPK Holding Co., Ltd. (e)	393,352
176,884	Viva Biotech Holdings (c) (d)	208,543
303,540	Weimob, Inc. (b) (c) (d) (e)	545,808
268,826	Wisdom Marine Lines Co., Ltd.	233,924
684,796	Xtep International Holdings Ltd.	341,848
		22,151,368
	Chile – 1.5%
2,648,070	AES Gener S.A.	439,046
72,296	CAP S.A.	971,239
97,840	Empresa Nacional de Telecomunicaciones S.A. (e)	607,145
76,457,185	Itau CorpBanca	257,189
		2,274,619
	China – 3.0%
3,183,384	Beijing Jingneng Clean Energy Co., Ltd., Class H	1,042,999
1,178,154	Inner Mongolia Yitai Coal Co., Ltd., Class B	659,766
332,912	Legend Holdings Corp., Class H (b) (c) (d)	437,158
478,052	Shanghai Fudan Microelectronics Group Co., Ltd., Class H (e)	863,305

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	China (Continued)
2,193,097	Sinopec Engineering Group Co., Ltd., Class H	$944,855
635,522	YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H (b) (c) (d)	723,856
		4,671,939
	Colombia – 0.4%
75,646	Grupo de Inversiones Suramericana S.A.	559,898
	Egypt – 0.7%
1,875,885	ElSewedy Electric Co.	1,157,968
	Hong Kong – 3.9%
1,064,318	China Overseas Grand Oceans Group Ltd.	571,118
3,289,735	China Power International Development Ltd.	704,417
11,043,964	China South City Holdings Ltd.	1,638,264
483,744	China Traditional Chinese Medicine Holdings Co., Ltd.	239,612
1,904,512	CITIC Telecom International Holdings Ltd.	599,425
305,884	Genertec Universal Medical Group Co., Ltd. (c) (d)	228,453
457,224	Shanghai Industrial Holdings Ltd.	625,167
2,775,232	Shenzhen Investment Ltd.	952,230
1,005,384	Sino-Ocean Group Holding Ltd.	201,013
1,037,588	Yuexiu Property Co., Ltd.	208,790
		5,968,489
	India – 2.9%
92,815	Central Depository Services India Ltd. (c)	677,178
92,795	Glenmark Pharmaceuticals Ltd.	626,740
285,000	Indiabulls Housing Finance Ltd.	859,281
319,598	Jindal Steel & Power Ltd. (e)	1,165,455
41,496	Strides Pharma Science Ltd.	498,741
23,200	Tata Elxsi Ltd.	582,735
		4,410,130
	Indonesia – 5.9%
10,611,915	Adaro Energy Tbk PT	1,080,074
7,642,464	Bukit Asam Tbk PT	1,528,493
1,342,008	Indah Kiat Pulp & Paper Corp. Tbk PT	995,760
1,847,320	Indo Tambangraya Megah Tbk PT	1,821,024
20,910,631	Media Nusantara Citra Tbk PT (e)	1,696,663
995,415	Pabrik Kertas Tjiwi Kimia Tbk PT	697,853
845,823	Vale Indonesia Tbk PT (e)	307,025
Shares	Description	Value

	Indonesia (Continued)
2,749,891	Wijaya Karya Persero Tbk PT	$388,508
2,966,631	XL Axiata Tbk PT	576,434
		9,091,834
	Jersey – 0.7%
6,877,682	West China Cement Ltd.	1,020,237
	Malaysia – 2.3%
2,193,500	FGV Holdings Bhd	697,994
5,681,500	Focus Dynamics Group Bhd (e)	918,079
232,300	Frontken Corp Bhd	205,013
2,272,600	SKP Resources Bhd	1,214,690
740,800	VS Industry Bhd	476,985
		3,512,761
	Mexico – 3.9%
539,491	Banco del Bajio S.A. (c) (d) (e)	750,155
247,643	Coca-Cola Femsa S.A.B. de C.V.	1,140,555
2,831,686	Gentera S.A.B. de C.V. (e)	1,413,033
351,012	Megacable Holdings S.A.B. de C.V.	1,272,847
107,135	Qualitas Controladora S.A.B. de C.V.	575,475
170,203	Regional S.A.B. de C.V. (e)	787,230
		5,939,295
	Philippines – 1.5%
5,605,600	Alliance Global Group, Inc.	1,237,298
76,160	GT Capital Holdings, Inc.	927,746
200,200	Puregold Price Club, Inc.	170,920
		2,335,964
	Poland – 1.1%
61,002	Jastrzebska Spolka Weglowa S.A. (e)	423,750
121,861	PGE Polska Grupa Energetyczna S.A. (e)	212,034
712,521	Tauron Polska Energia S.A. (e)	519,175
4,103	TEN Square Games S.A.	605,175
		1,760,134
	Russia – 0.6%
2,232,577	Sistema PJSFC	864,726
	South Africa – 3.2%
34,885	African Rainbow Minerals Ltd.	621,758
135,571	Exxaro Resources Ltd.	1,281,444
41,160	Foschini Group (The) Ltd. (e)	286,566
593,522	Life Healthcare Group Holdings Ltd. (e)	679,349
220,215	PSG Group Ltd.	897,344
127,173	Sappi Ltd. (e)	284,030
386,027	Telkom S.A. SOC Ltd.	806,729
		4,857,220

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Taiwan – 24.7%
978,773	AcBel Polytech, Inc.	$1,008,452
1,181,533	Acer, Inc.	994,493
454,295	Alpha Networks, Inc.	505,257
436,692	Asia Vital Components Co., Ltd.	1,027,310
166,017	ASROCK, Inc.	921,726
183,138	Century Iron & Steel Industrial Co., Ltd.	697,408
742,999	Cheng Loong Corp.	899,066
286,572	Cheng Uei Precision Industry Co., Ltd.	480,374
821,072	ChipMOS Technologies, Inc.	1,003,766
73,255	Chong Hong Construction Co., Ltd.	208,570
686,230	Chung-Hsin Electric & Machinery Manufacturing Corp.	1,309,059
120,833	Elan Microelectronics Corp.	574,105
1,478,966	Evergreen Marine Corp. Taiwan Ltd. (e)	2,142,285
158,389	Everlight Electronics Co., Ltd.	237,882
32,649	Foxsemicon Integrated Technology, Inc.	244,014
388,106	Gigabyte Technology Co., Ltd.	1,074,619
656,996	Gold Circuit Electronics Ltd. (e)	1,180,806
684,844	Goldsun Building Materials Co., Ltd.	609,335
945,226	Grand Pacific Petrochemical (e)	798,958
238,713	Greatek Electronics, Inc.	475,761
448,500	Hannstar Board Corp.	691,952
1,382,171	HannStar Display Corp. (e)	605,050
203,958	Huaku Development Co., Ltd.	637,323
2,501,773	Innolux Corp.	1,255,427
38,555	Jentech Precision Industrial Co., Ltd.	339,610
749,412	Kindom Development Co., Ltd.	897,491
576,433	King Yuan Electronics Co., Ltd.	712,899
1,193,565	Kuoyang Construction Co., Ltd. (f) (g)	1,070,462
38,137	Lotes Co., Ltd.	644,032
226,489	Marketech International Corp.	939,069
50,304	Merida Industry Co., Ltd.	422,512
248,322	Nan Ya Printed Circuit Board Corp.	1,608,463
161,444	Pan Jit International, Inc.	310,845
448,214	Pou Chen Corp.	500,887
135,815	Powertech Technology, Inc.	458,710
98,082	RichWave Technology Corp.	1,377,086
451,959	Ruentex Development Co., Ltd.	657,880
452,891	Ruentex Industries Ltd.	1,123,443
465,727	Sigurd Microelectronics Corp.	750,023
32,740	Sinbon Electronics Co., Ltd.	251,685
377,482	Sunonwealth Electric Machine Industry Co., Ltd.	722,775
161,666	Swancor Holding Co., Ltd.	877,431
Shares	Description	Value

	Taiwan (Continued)
106,747	Taiwan Hon Chuan Enterprise Co., Ltd.	$229,086
163,698	Tong Yang Industry Co., Ltd.	227,213
102,814	Topco Scientific Co., Ltd.	437,265
205,628	Tung Ho Steel Enterprise Corp.	267,116
243,507	TXC Corp.	649,109
551,567	Wan Hai Lines Ltd.	1,038,433
76,707	Wistron NeWeb Corp.	212,120
1,022,163	YFY Inc.	1,071,347
162,345	Yulon Motor Co., Ltd. (e)	270,980
		37,650,970
	Thailand – 5.1%
4,460,500	AP Thailand PCL	1,079,393
811,600	Com7 PCL, Class F	1,056,489
1,282,400	Dohome PCL	599,252
147,400	Hana Microelectronics PCL	195,566
1,364,200	Jay Mart PCL	910,681
801,500	JMT Network Services PCL, Class F	963,084
3,053,300	Origin Property PCL, Class F	769,440
829,100	Polyplex Thailand PCL	625,423
696,900	Prima Marine PCL	186,088
693,200	PTG Energy PCL	367,886
10	Siam Global House PCL	6
483,900	Sri Trang Agro-Industry PCL	428,016
827,300	Supalai PCL	566,076
		7,747,400
	Turkey – 10.8%
329,756	AG Anadolu Grubu Holding A.S. (e)	1,172,091
314,298	Arcelik A.S. (e)	1,285,438
2,631,087	Dogan Sirketler Grubu Holding A.S.	1,086,699
445,406	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A.S.	447,024
349,534	Enerjisa Enerji A.S. (c) (d)	588,278
374,740	Haci Omer Sabanci Holding A.S.	577,764
919,716	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D (e)	715,183
80,047	Koza Altin Isletmeleri A.S. (e)	1,041,376
493,329	Koza Anadolu Metal Madencilik Isletmeleri A.S. (e)	1,028,073
189,189	Migros Ticaret A.S. (e)	1,089,370
404,651	TAV Havalimanlari Holding A.S.	1,159,568
593,874	Turk Hava Yollari AO (e)	1,031,469
77,946	Turk Traktor ve Ziraat Makineleri A.S.	1,915,880
911,649	Turkiye Halk Bankasi A.S. (e)	681,928
1,064,836	Turkiye Sise ve Cam Fabrikalari A.S.	1,047,215

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Turkey (Continued)
1,506,202	Turkiye Vakiflar Bankasi TAO, Class D (e)	$954,421
1,463,774	Yapi ve Kredi Bankasi A.S. (e)	606,542
		16,428,319
	Virgin Islands (British) – 0.1%
359,329	C&D Property Management Group Co,. Ltd. (e)	143,686
	Total Common Stocks	151,112,449
	(Cost $121,257,972)
REAL ESTATE INVESTMENT TRUSTS (a) – 0.8%
	Mexico – 0.8%
822,346	Macquarie Mexico Real Estate Management S.A. de C.V. (c) (d)	1,161,231
	(Cost $1,065,915)
RIGHTS (a) – 0.0%
	Chile – 0.0%
626,015	AES Gener S.A., expiring 1/27/21 (e) (g)	6,858
	Hong Kong – 0.0%
4,041	Sino-Ocean Group Holding Ltd., expiring 2/27/21 (e) (f) (g) (h)	0
	Total Rights	6,858
	(Cost $0)
WARRANTS (a) – 0.0%
	Malaysia – 0.0%
40	Serba Dinamik Holdings Bhd, expiring 12/5/24 (e)	2
	(Cost $0)
MONEY MARKET FUNDS – 2.4%
3,709,036	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.03% (i) (j)	3,709,036
	(Cost $3,709,036)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 2.5%
$3,780,126	JPMorgan Chase & Co., 0.01% (i) dated 12/31/20, due 1/4/21, with a maturity value of $3,780,130. Collateralized by U.S. Treasury Note, interest rate of 1.625%, due 12/15/22. The value of the collateral including accrued interest is $3,882,888. (j)	$3,780,126
	(Cost $3,780,126)
	Total Investments – 104.7%	159,769,702
	(Cost $129,813,049) (k)
	Net Other Assets and Liabilities – (4.7)%	(7,188,612)
	Net Assets – 100.0%	$152,581,090

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $7,073,204 and the total value of the collateral held by the Fund is $7,489,162.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Non-income producing security.
(f)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2020, securities noted as such are valued at $1,070,462 or 0.7% of net assets.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(i)	Rate shown reflects yield as of December 31, 2020.
(j)	This security serves as collateral for securities on loan.

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2020
(k)	Aggregate cost for federal income tax purposes was $133,152,190. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $31,458,218 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,840,706. The net unrealized appreciation was $26,617,512.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Cayman Islands	$ 22,151,368	$ 22,151,368	$ —	$ —**
Taiwan	37,650,970	36,580,508	1,070,462	—
Thailand	7,747,400	—	7,747,400	—
Other Country Categories*	83,562,711	83,562,711	—	—
Real Estate Investment Trusts*	1,161,231	1,161,231	—	—
Rights:
Chile	6,858	6,858	—	—
Hong Kong	—**	—	—	—**
Warrants*	2	2	—	—
Money Market Funds	3,709,036	3,709,036	—	—
Repurchase Agreements	3,780,126	—	3,780,126	—
Total Investments	$ 159,769,702	$ 147,171,714	$ 12,597,988	$—**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 Common Stocks are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 Common Stocks values are based on unobservable and non-quantitative inputs.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$7,073,204
Non-cash Collateral (2)	(7,073,204)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$3,780,126
Non-cash Collateral (4)	(3,780,126)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2020, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
New Taiwan Dollar	24.4%
Hong Kong Dollar	21.4
Turkish Lira	10.3
Brazilian Real	10.2
Indonesian Rupiah	5.7
United States Dollar	5.1
Thai Baht	4.9
Mexican Peso	4.4
South African Rand	3.0
Indian Rupee	2.8
Malaysian Ringgit	2.2
Philippine Peso	1.5
Chilean Peso	1.4
Polish Zloty	1.1
Egyptian Pound	0.7
Russian Ruble	0.5
Colombian Peso	0.4
Total	100.0%

See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) – 95.8%
	Austria – 4.2%
4,990	Erste Group Bank AG (b)	$152,035
903	Mayr Melnhof Karton AG	182,020
7,623	OMV AG	307,317
13,648	Raiffeisen Bank International AG (b)	278,107
1,911	Verbund AG	163,070
1,982	voestalpine AG	70,944
		1,153,493
	Belgium – 2.4%
806	Ackermans & van Haaren N.V.	121,112
3,838	Ageas S.A./N.V.	204,333
1,611	Establissements Franz Colruyt S.A.	95,393
11,453	Proximus S.A.D.P.	226,803
		647,641
	Finland – 5.3%
10,326	Fortum OYJ	248,511
4,229	Huhtamaki OYJ	218,330
10,135	Kesko OYJ, Class B	260,505
2,377	Kone OYJ, Class B	192,991
1,987	Neste OYJ	143,606
13,337	Stora Enso OYJ, Class R	254,906
3,432	UPM-Kymmene OYJ	127,752
		1,446,601
	France – 21.9%
984	Arkema S.A.	112,397
1,945	Atos SE (b)	177,685
1,000	BioMerieux	140,978
4,319	BNP Paribas S.A. (b)	227,435
27,977	Bollore S.A.	115,590
4,517	Bouygues S.A.	185,687
813	Capgemini SE	125,938
16,317	Carrefour S.A.	279,669
2,477	Cie de Saint-Gobain (b)	113,476
972	Cie Generale des Etablissements Michelin SCA	124,622
3,953	Cie Plastic Omnium S.A.	136,280
12,527	CNP Assurances (b)	201,702
17,905	Credit Agricole S.A. (b)	225,736
639	Eiffage S.A. (b)	61,701
1,420	Iliad S.A.	291,610
1,494	Ipsen S.A.	123,927
23,196	Natixis S.A. (b)	79,033
25,099	Orange S.A.	298,466
6,468	Publicis Groupe S.A.	322,071
16,609	Rexel S.A. (b)	261,645
3,907	Rubis SCA	181,278
2,613	Sanofi	251,224
605	Sartorius Stedim Biotech	215,225
421	Schneider Electric SE	60,843
15,761	Societe Generale S.A. (b)	327,749
1,811	SOITEC (b)	352,437
Shares	Description	Value

	France (Continued)
1,315	Sopra Steria Group (b)	$212,375
14,108	Suez S.A.	279,552
677	Teleperformance	224,381
1,527	TOTAL SE	65,851
1,699	Valeo S.A.	67,000
1,152	Wendel SE	137,849
		5,981,412
	Germany – 31.9%
11,788	1&1 Drillisch AG	294,353
2,878	Bayerische Motoren Werke AG	253,954
1,290	Bechtle AG	281,146
3,285	Brenntag AG	254,191
413	Carl Zeiss Meditec AG	54,945
31,907	Commerzbank AG (b)	205,264
1,053	Covestro AG (c) (d)	64,937
3,875	Daimler AG	273,572
1,363	Delivery Hero SE (b) (c) (d)	211,469
5,732	Deutsche Post AG	283,601
3,121	Deutsche Telekom AG	57,020
2,089	Deutsche Wohnen SE	111,498
10,089	Evonik Industries AG	328,837
1,320	Fraport AG Frankfurt Airport Services Worldwide (b)	79,597
619	Fresenius Medical Care AG & Co., KGaA	51,573
3,445	Fresenius SE & Co., KGaA	159,253
1,028	FUCHS PETROLUB SE (Preference Shares)	58,322
4,458	GEA Group AG	159,462
1,402	Gerresheimer AG	150,294
4,262	HeidelbergCement AG	318,752
1,037	Hella GmbH & Co., KGaA (b)	67,016
3,749	HelloFresh SE (b)	289,454
418	Hypoport SE (b)	262,985
3,699	Infineon Technologies AG	141,848
7,574	Jungheinrich AG (Preference Shares)	338,652
3,047	KION Group AG	264,884
4,555	LANXESS AG	349,235
1,465	LEG Immobilien AG	227,401
1,074	Merck KGaA	184,147
714	Nemetschek SE	52,684
3,505	Porsche Automobil Holding SE (Preference Shares)	241,498
580	Puma SE (b)	65,386
6,972	RWE AG	294,445
336	SAP SE	44,011
509	Sartorius AG (Preference Shares)	213,657
3,179	Software AG	129,480
8,108	Suedzucker AG	115,593
1,134	Symrise AG	150,172
5,198	TAG Immobilien AG	164,469
3,236	Uniper SE	111,640
5,460	United Internet AG	229,655

See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Germany (Continued)
1,489	Varta AG (b) (e)	$215,010
1,298	Volkswagen AG (Preference Shares)	241,693
2,690	Wacker Chemie AG	383,668
2,791	Zalando SE (b) (c) (d)	310,480
		8,741,203
	Greece – 0.2%
3,623	Hellenic Telecommunications Organization S.A.	58,335
	Ireland – 1.1%
1,445	CRH PLC	60,055
1,722	Kingspan Group PLC (b)	120,751
2,661	Smurfit Kappa Group PLC	123,661
		304,467
	Italy – 9.8%
143,855	A2A S.p.A.	229,253
2,480	ACEA S.p.A.	51,959
4,379	Amplifon S.p.A. (b)	182,101
11,213	Buzzi Unicem S.p.A	267,118
7,636	De’ Longhi S.p.A.	240,489
28,296	Hera S.p.A.	103,012
1,406	Interpump Group S.p.A.	69,290
55,640	Intesa Sanpaolo S.p.A. (b)	130,004
60,978	Iren S.p.A	158,374
16,563	Italgas S.p.A.	105,218
44,595	Leonardo S.p.A.	321,974
7,181	Prysmian S.p.A.	255,109
2,265	Reply S.p.A.	263,699
651,976	Telecom Italia S.p.A.	300,594
		2,678,194
	Luxembourg – 4.0%
51,976	Aroundtown S.A.	388,599
2,641	Eurofins Scientific SE (b)	221,426
6,488	Grand City Properties S.A.	166,130
6,632	RTL Group S.A. (b)	321,973
		1,098,128
	Netherlands – 10.7%
142	Adyen N.V. (b) (c) (d)	330,469
80,352	Aegon N.V.	317,554
1,032	Akzo Nobel N.V.	110,769
3,108	ASR Nederland N.V.	124,728
14,356	Davide Campari-Milano N.V.	163,805
1,669	Euronext N.V. (c) (d)	183,810
1,919	EXOR N.V.	155,243
1,756	IMCD N.V.	223,639
7,363	ING Groep N.V. (b)	68,731
466	Just Eat Takeaway.com N.V. (b) (c) (d)	52,602
5,298	Koninklijke Ahold Delhaize N.V.	149,575
634	Koninklijke DSM N.V.	109,053
Shares	Description	Value

	Netherlands (Continued)
22,220	Koninklijke KPN N.V.	$67,510
2,784	Koninklijke Vopak N.V.	146,212
4,174	NN Group N.V.	181,173
2,003	Randstad N.V. (b)	130,276
7,061	Signify N.V. (b) (c) (d)	297,858
3,398	STMicroelectronics N.V.	126,818
		2,939,825
	Spain – 4.3%
4,606	ACS Actividades de Construccion y Servicios S.A.	152,771
49,195	CaixaBank S.A.	126,268
858	Cellnex Telecom S.A. (c) (d)	51,486
2,245	Ebro Foods S.A.	51,945
6,793	Enagas S.A.	149,086
33,355	Mapfre S.A.	64,912
2,605	Naturgy Energy Group S.A.	60,338
2,785	Red Electrica Corp. S.A.	57,074
9,657	Siemens Gamesa Renewable Energy S.A.	390,378
15,184	Telefonica S.A.	60,193
		1,164,451
	Total Common Stocks	26,213,750
	(Cost $23,070,112)
REAL ESTATE INVESTMENT TRUSTS (a) – 3.9%
	Belgium – 0.2%
1,436	Warehouses De Pauw CVA	49,576
	France – 2.1%
1,484	Covivio	136,604
1,978	Gecina S.A.	305,194
1,861	ICADE	143,003
		584,801
	Spain – 1.6%
25,284	Inmobiliaria Colonial Socimi S.A.	247,878
18,777	Merlin Properties Socimi S.A.	178,465
		426,343
	Total Real Estate Investment Trusts	1,060,720
	(Cost $1,055,273)
MONEY MARKET FUNDS – 0.3%
101,394	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.03% (f) (g)	101,394
	(Cost $101,394)

See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.4%
$103,337	JPMorgan Chase & Co., 0.01% (f), dated 12/31/20, due 1/4/21, with a maturity value of $103,337. Collateralized by U.S. Treasury Note, interest rate of 1.625%, due 12/15/22. The value of the collateral including accrued interest is $106,146. (g)	$103,337
	(Cost $103,337)
	Total Investments – 100.4%	27,479,201
	(Cost $24,330,116) (h)
	Net Other Assets and Liabilities – (0.4)%	(116,461)
	Net Assets – 100.0%	$27,362,740

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $193,639 and the total value of the collateral held by the Fund is $204,731.
(f)	Rate shown reflects yield as of December 31, 2020.
(g)	This security serves as collateral for securities on loan.
(h)	Aggregate cost for federal income tax purposes was $24,369,517. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,180,091 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,070,407. The net unrealized appreciation was $3,109,684.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 26,213,750	$ 26,213,750	$ —	$ —
Real Estate Investment Trusts*	1,060,720	1,060,720	—	—
Money Market Funds	101,394	101,394	—	—
Repurchase Agreements	103,337	—	103,337	—
Total Investments	$ 27,479,201	$ 27,375,864	$ 103,337	$—

*	See Portfolio of Investments for country breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$193,639
Non-cash Collateral (2)	(193,639)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Portfolio of Investments (Continued)
December 31, 2020
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$103,337
Non-cash Collateral (4)	(103,337)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2020, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Assets and Liabilities
December 31, 2020
	First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)	First Trust Europe AlphaDEX® Fund (FEP)	First Trust Latin America AlphaDEX® Fund (FLN)	First Trust Brazil AlphaDEX® Fund (FBZ)
ASSETS:
Investments, at value	$ 17,713,816	$ 448,492,311	$ 13,447,619	$ 9,253,104
Cash	3,402	11,113	53,535	46,397
Foreign currency	1,905	—	59,483	21,404
Due from authorized participant	—	225,095	—	—
Receivables:
Dividends	140,540	518,484	47,690	58,384
Dividend reclaims	—	1,825,349	—	—
Securities lending income	103	60,931	—	—
Investment securities sold	8,945	—	—	—
Miscellaneous	—	—	—	—
Total Assets	17,868,711	451,133,283	13,608,327	9,379,289
LIABILITIES:
Due to custodian	—	—	—	—
Payables:
Collateral for securities on loan	121,450	7,868,070	—	—
Investment advisory fees	11,664	274,925	8,957	6,228
Investment securities purchased	—	225,095	—	—
Deferred foreign capital gains tax	—	—	—	—
Total Liabilities	133,114	8,368,090	8,957	6,228
NET ASSETS	$17,735,597	$442,765,193	$13,599,370	$9,373,061
NET ASSETS consist of:
Paid-in capital	$ 28,686,930	$ 566,809,558	$ 52,610,451	$ 35,093,166
Par value	5,500	115,000	7,000	7,000
Accumulated distributable earnings (loss)	(10,956,833)	(124,159,365)	(39,018,081)	(25,727,105)
NET ASSETS	$17,735,597	$442,765,193	$13,599,370	$9,373,061
NET ASSET VALUE, per share	$32.25	$38.50	$19.43	$13.39
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	550,002	11,500,002	700,002	700,002
Investments, at cost	$13,837,252	$388,170,414	$9,836,492	$7,590,167
Foreign currency, at cost (proceeds)	$1,905	$—	$59,663	$21,468
Securities on loan, at value	$115,989	$7,439,737	$—	$—

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)	First Trust Japan AlphaDEX® Fund (FJP)	First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)	First Trust Emerging Markets AlphaDEX® Fund (FEM)	First Trust Germany AlphaDEX® Fund (FGM)

$ 14,464,620	$ 40,919,744	$ 361,942,954	$ 458,091,120	$ 97,617,527
—	178,903	47,314	9,000	4,397
—	13	40,963	150,001	—
—	—	—	—	—

64,124	64,655	1,064,916	442,916	32,235
—	2,115	726,081	115,643	65,047
5,560	103	28,773	17,071	56,278
—	—	33,137	—	—
20,610	—	—	200,784	—
14,554,914	41,165,533	363,884,138	459,026,535	97,775,484

3,514	—	—	—	—

1,401,948	—	3,219,734	17,021,611	2,332,187
28,893	29,967	246,347	285,082	62,777
—	—	—	—	—
—	—	—	9,235	—
1,434,355	29,967	3,466,081	17,315,928	2,394,964
$ 13,120,559	$ 41,135,566	$ 360,418,057	$ 441,710,607	$ 95,380,520

$ 18,817,009	$ 91,027,797	$ 623,017,653	$ 588,830,851	$ 118,227,937
4,500	8,000	63,364	174,500	18,500
(5,700,950)	(49,900,231)	(262,662,960)	(147,294,744)	(22,865,917)
$ 13,120,559	$ 41,135,566	$ 360,418,057	$ 441,710,607	$ 95,380,520
$29.16	$51.42	$56.88	$25.31	$51.56
450,002	800,002	6,336,412	17,450,002	1,850,002
$13,359,740	$40,428,905	$310,888,175	$393,879,427	$83,967,783
$—	$13	$40,933	$150,454	$—
$1,331,047	$—	$3,061,475	$16,178,795	$2,205,840
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Assets and Liabilities (Continued)
December 31, 2020
	First Trust United Kingdom AlphaDEX® Fund (FKU)	First Trust India NIFTY 50 Equal Weight ETF (NFTY)	First Trust Switzerland AlphaDEX® Fund (FSZ)	First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
ASSETS:
Investments, at value	$ 18,942,416	$ 3,916,425	$ 94,782,236	$ 8,592,626
Cash	47,657	29,532	372,209	868
Foreign currency	1,787	157	—	262
Due from authorized participant	—	—	—	—
Receivables:
Dividends	44,640	1,328	—	29,369
Dividend reclaims	6,061	—	2,260,446	8,166
Securities lending income	—	—	—	228
Investment securities sold	—	223,930	—	13,009
Miscellaneous	—	—	—	—
Total Assets	19,042,561	4,171,372	97,414,891	8,644,528
LIABILITIES:
Due to custodian	—	—	—	—
Payables:
Collateral for securities on loan	—	—	—	95,119
Investment advisory fees	12,511	2,545	61,270	5,637
Investment securities purchased	—	219,736	—	—
Deferred foreign capital gains tax	—	66,320	—	—
Total Liabilities	12,511	288,601	61,270	100,756
NET ASSETS	$19,030,050	$3,882,771	$97,353,621	$8,543,772
NET ASSETS consist of:
Paid-in capital	$ 55,751,567	$ 4,913,144	$ 119,646,122	$ 11,174,330
Par value	5,000	1,000	16,000	2,000
Accumulated distributable earnings (loss)	(36,726,517)	(1,031,373)	(22,308,501)	(2,632,558)
NET ASSETS	$19,030,050	$3,882,771	$97,353,621	$8,543,772
NET ASSET VALUE, per share	$38.06	$38.83	$60.85	$42.72
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	500,002	100,002	1,600,002	200,002
Investments, at cost	$15,592,537	$3,250,426	$81,687,337	$7,329,329
Foreign currency, at cost (proceeds)	$1,762	$155	$—	$261
Securities on loan, at value	$—	$—	$—	$88,528

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)	First Trust Eurozone AlphaDEX® ETF (FEUZ)

$ 159,769,702	$ 27,479,201
61,000	5,685
3,401	2,929
—	—

297,306	8,469
5,516	84,226
20,807	5,319
12,265	—
—	—
160,169,997	27,585,829

—	—

7,489,162	204,731
99,745	18,358
—	—
—	—
7,588,907	223,089
$ 152,581,090	$ 27,362,740

$ 176,563,650	$ 42,347,242
37,000	6,500
(24,019,560)	(14,991,002)
$ 152,581,090	$ 27,362,740
$41.24	$42.10
3,700,002	650,002
$129,813,049	$24,330,116
$3,410	$2,933
$7,073,204	$193,639
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Operations
For the Year Ended December 31, 2020
	First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)	First Trust Europe AlphaDEX® Fund (FEP)	First Trust Latin America AlphaDEX® Fund (FLN)	First Trust Brazil AlphaDEX® Fund (FBZ)
INVESTMENT INCOME:
Dividends	$ 517,999	$ 8,495,409	$ 644,826	$ 523,055
Securities lending income (net of fees)	935	334,322	—	—
Foreign withholding tax	(32,400)	(778,443)	(49,442)	(39,273)
Other	—	70,783	—	10
Total investment income	486,534	8,122,071	595,384	483,792
EXPENSES:
Investment advisory fees	124,480	3,060,443	295,395	255,428
Total expenses	124,480	3,060,443	295,395	255,428
NET INVESTMENT INCOME (LOSS)	362,054	5,061,628	299,989	228,364
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,245,553)	(35,726,645)	(33,565,000)	(26,019,686)
In-kind redemptions	(76,639)	6,601,515	(5,648,739)	—
Foreign currency transactions	(15,822)	(4,015)	(276,072)	(292,968)
Net realized gain (loss)	(1,338,014)	(29,129,145)	(39,489,811)	(26,312,654)
Net change in unrealized appreciation (depreciation) on:
Investments	2,664,330	20,021,366	(12,193,606)	(27,079,973)
Foreign currency translation	270	183,343	(5,973)	(646)
Deferred foreign capital gains tax	—	—	—	—
Net change in unrealized appreciation (depreciation)	2,664,600	20,204,709	(12,199,579)	(27,080,619)
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,326,586	(8,924,436)	(51,689,390)	(53,393,273)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,688,640	$(3,862,808)	$(51,389,401)	$(53,164,909)

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)	First Trust Japan AlphaDEX® Fund (FJP)	First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)	First Trust Emerging Markets AlphaDEX® Fund (FEM)	First Trust Germany AlphaDEX® Fund (FGM)

$2,615,778	$1,073,509	$10,203,272	$16,356,499	$1,958,467
48,927	2,997	248,845	280,093	324,581
(121,836)	(108,538)	(938,643)	(1,190,095)	(253,299)
—	—	31,035	60,358	—
2,542,869	967,968	9,544,509	15,506,855	2,029,749

341,425	400,670	3,483,472	3,720,701	738,801
341,425	400,670	3,483,472	3,720,701	738,801
2,201,444	567,298	6,061,037	11,786,154	1,290,948

(927,138)	(4,057,021)	(56,082,232)	(64,089,445)	480,564
13,204,479	253,340	(2,907,049)	(590,066)	(5,660,087)
3,434	10,853	(32,998)	(414,469)	(7,689)
12,280,775	(3,792,828)	(59,022,279)	(65,093,980)	(5,187,212)

835,341	1,249,290	10,421,062	(5,768,899)	3,838,547
(71)	(987)	54,967	4,907	33,064
—	—	—	(3,249)	—
835,270	1,248,303	10,476,029	(5,767,241)	3,871,611
13,116,045	(2,544,525)	(48,546,250)	(70,861,221)	(1,315,601)
$15,317,489	$(1,977,227)	$(42,485,213)	$(59,075,067)	$(24,653)
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Operations (Continued)
For the Year Ended December 31, 2020
	First Trust United Kingdom AlphaDEX® Fund (FKU)	First Trust India NIFTY 50 Equal Weight ETF (NFTY)	First Trust Switzerland AlphaDEX® Fund (FSZ)	First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
INVESTMENT INCOME:
Dividends	$ 406,514	$ 61,326	$ 2,506,161	$ 172,464
Securities lending income (net of fees)	—	—	—	702
Foreign withholding tax	(8,088)	(6,804)	(292,489)	(17,231)
Other	101	—	20	38
Total investment income	398,527	54,522	2,213,692	155,973
EXPENSES:
Investment advisory fees	126,666	24,534	742,386	58,121
Total expenses	126,666	24,534	742,386	58,121
NET INVESTMENT INCOME (LOSS)	271,861	29,988	1,471,306	97,852
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,294,499)	(453,554)	(3,079,121)	(106,136)
In-kind redemptions	235,207	—	2,415,587	(20,077)
Foreign currency transactions	233	(5,352)	69,099	(2,572)
Net realized gain (loss)	(2,059,059)	(458,906)	(594,435)	(128,785)
Net change in unrealized appreciation (depreciation) on:
Investments	1,698,777	863,753	(2,159,865)	639,730
Foreign currency translation	697	12	176,873	650
Deferred foreign capital gains tax	—	(54,716)	—	—
Net change in unrealized appreciation (depreciation)	1,699,474	809,049	(1,982,992)	640,380
NET REALIZED AND UNREALIZED GAIN (LOSS)	(359,585)	350,143	(2,577,427)	511,595
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(87,724)	$ 380,131	$(1,106,121)	$ 609,447

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)	First Trust Eurozone AlphaDEX® ETF (FEUZ)

$4,911,665	$763,374
199,159	39,797
(592,069)	(103,122)
—	—
4,518,755	700,049

1,135,468	271,849
1,135,468	271,849
3,383,287	428,200

(15,815,529)	(6,285,273)
(216,255)	1,471,622
(70,856)	(1,365)
(16,102,640)	(4,815,016)

13,839,674	1,687,337
13,968	6,752
—	—
13,853,642	1,694,089
(2,248,998)	(3,120,927)
$1,134,289	$(2,692,727)
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Changes in Net Assets
	First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)		First Trust Europe AlphaDEX® Fund (FEP)
	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2020	Year Ended 12/31/2019
OPERATIONS:
Net investment income (loss)	$ 362,054	$ 825,269	$ 5,061,628	$ 13,995,985
Net realized gain (loss)	(1,338,014)	(2,040,878)	(29,129,145)	(9,966,588)
Net change in unrealized appreciation (depreciation)	2,664,600	2,912,948	20,204,709	115,749,380
Net increase (decrease) in net assets resulting from operations	1,688,640	1,697,339	(3,862,808)	119,778,777
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(287,331)	(1,128,110)	(10,100,757)	(15,515,712)
Return of capital	—	(18,537)	—	—
Total distributions to shareholders	(287,331)	(1,146,647)	(10,100,757)	(15,515,712)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	6,044,607	57,240,311	—
Proceeds from shares issued through reorganization	—	—	—	—
Cost of shares redeemed	(3,663,141)	(17,016,427)	(112,401,189)	(184,959,102)
Net increase (decrease) in net assets resulting from shareholder transactions	(3,663,141)	(10,971,820)	(55,160,878)	(184,959,102)
Total increase (decrease) in net assets	(2,261,832)	(10,421,128)	(69,124,443)	(80,696,037)
NET ASSETS:
Beginning of period	19,997,429	30,418,557	511,889,636	592,585,673
End of period	$ 17,735,597	$ 19,997,429	$ 442,765,193	$ 511,889,636
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	700,002	1,100,002	13,600,002	19,050,002
Shares sold	—	200,000	1,650,000	—
Shares issued through reorganization	—	—	—	—
Shares redeemed	(150,000)	(600,000)	(3,750,000)	(5,450,000)
Shares outstanding, end of period	550,002	700,002	11,500,002	13,600,002

See Notes to Financial Statements

First Trust Latin America AlphaDEX® Fund (FLN)		First Trust Brazil AlphaDEX® Fund (FBZ)		First Trust China AlphaDEX® Fund (FCA)
Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2020	Year Ended 12/31/2019

$ 299,989	$ 988,107	$ 228,364	$ 2,753,444	$ 2,201,444	$ 399,855
(39,489,811)	(2,717,644)	(26,312,654)	11,432,096	12,280,775	(964,477)
(12,199,579)	16,153,056	(27,080,619)	28,394,372	835,270	1,774,758
(51,389,401)	14,423,519	(53,164,909)	42,579,912	15,317,489	1,210,136

(370,400)	(699,246)	(909,571)	(11,024,538)	(2,184,797)	(389,907)
(211,686)	—	(202,915)	—	—	—
(582,086)	(699,246)	(1,112,486)	(11,024,538)	(2,184,797)	(389,907)

1,008,224	138,774,761	7,293,654	15,493,019	68,288,075	2,705,325
—	—	—	—	—	—
(66,900,136)	(38,454,542)	(60,017,388)	(59,755,379)	(77,703,185)	(1,264,308)
(65,891,912)	100,320,219	(52,723,734)	(44,262,360)	(9,415,110)	1,441,017
(117,863,399)	114,044,492	(107,001,129)	(12,706,986)	3,717,582	2,261,246

131,462,769	17,418,277	116,374,190	129,081,176	9,402,977	7,141,731
$13,599,370	$ 131,462,769	$ 9,373,061	$ 116,374,190	$ 13,120,559	$ 9,402,977

5,800,002	950,002	6,750,002	9,650,002	350,002	300,002
50,000	6,750,000	450,000	1,000,000	2,950,000	100,000
—	—	—	—	—	—
(5,150,000)	(1,900,000)	(6,500,000)	(3,900,000)	(2,850,000)	(50,000)
700,002	5,800,002	700,002	6,750,002	450,002	350,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Changes in Net Assets (Continued)
	First Trust Japan AlphaDEX® Fund (FJP)		First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2020	Year Ended 12/31/2019
OPERATIONS:
Net investment income (loss)	$ 567,298	$ 2,179,351	$ 6,061,037	$ 19,029,046
Net realized gain (loss)	(3,792,828)	(16,953,098)	(59,022,279)	(73,541,005)
Net change in unrealized appreciation (depreciation)	1,248,303	21,543,242	10,476,029	174,840,847
Net increase (decrease) in net assets resulting from operations	(1,977,227)	6,769,495	(42,485,213)	120,328,888
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(529,021)	(2,590,873)	(9,436,349)	(23,239,205)
Return of capital	—	—	—	—
Total distributions to shareholders	(529,021)	(2,590,873)	(9,436,349)	(23,239,205)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	13,268,365	36,874,313	23,495,190	29,705,989
Proceeds from shares issued through reorganization	—	—	11,344,484	—
Cost of shares redeemed	(46,273,600)	(117,339,589)	(314,385,914)	(375,542,435)
Net increase (decrease) in net assets resulting from shareholder transactions	(33,005,235)	(80,465,276)	(279,546,240)	(345,836,446)
Total increase (decrease) in net assets	(35,511,483)	(76,286,654)	(331,467,802)	(248,746,763)
NET ASSETS:
Beginning of period	76,647,049	152,933,703	691,885,859	940,632,622
End of period	$ 41,135,566	$ 76,647,049	$ 360,418,057	$ 691,885,859
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,500,002	3,150,002	12,402,000	19,102,000
Shares sold	300,000	750,000	500,000	550,000
Shares issued through reorganization	—	—	234,600	—
Shares redeemed	(1,000,000)	(2,400,000)	(6,800,188)	(7,250,000)
Shares outstanding, end of period	800,002	1,500,002	6,336,412	12,402,000

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)		First Trust Germany AlphaDEX® Fund (FGM)		First Trust United Kingdom AlphaDEX® Fund (FKU)
Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2020	Year Ended 12/31/2019

$ 11,786,154	$ 22,705,214	$ 1,290,948	$ 3,545,576	$ 271,861	$ 358,149
(65,093,980)	(22,983,430)	(5,187,212)	(14,415,808)	(2,059,059)	(617,169)
(5,767,241)	95,579,755	3,871,611	35,906,080	1,699,474	3,139,222
(59,075,067)	95,301,539	(24,653)	25,035,848	(87,724)	2,880,202

(12,940,776)	(22,774,192)	(1,287,032)	(3,544,982)	(269,856)	(391,393)
—	—	—	—	—	—
(12,940,776)	(22,774,192)	(1,287,032)	(3,544,982)	(269,856)	(391,393)

28,748,589	231,901,285	12,394,139	68,510,807	2,469,261	9,761,838
—	—	—	—	—	—
(159,637,004)	(112,420,763)	(59,963,132)	(84,762,482)	(1,525,272)	(3,439,306)
(130,888,415)	119,480,522	(47,568,993)	(16,251,675)	943,989	6,322,532
(202,904,258)	192,007,869	(48,880,678)	5,239,191	586,409	8,811,341

644,614,865	452,606,996	144,261,198	139,022,007	18,443,641	9,632,300
$441,710,607	$ 644,614,865	$ 95,380,520	$ 144,261,198	$ 19,030,050	$ 18,443,641

24,450,002	19,850,002	3,250,002	3,700,002	450,002	300,002
1,100,000	9,300,000	250,000	1,650,000	100,000	250,000
—	—	—	—	—	—
(8,100,000)	(4,700,000)	(1,650,000)	(2,100,000)	(50,000)	(100,000)
17,450,002	24,450,002	1,850,002	3,250,002	500,002	450,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Changes in Net Assets (Continued)
	First Trust India NIFTY 50 Equal Weight ETF (NFTY)		First Trust Switzerland AlphaDEX® Fund (FSZ)
	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2020	Year Ended 12/31/2019
OPERATIONS:
Net investment income (loss)	$ 29,988	$ 26,100	$ 1,471,306	$ 3,412,775
Net realized gain (loss)	(458,906)	(80,838)	(594,435)	387,918
Net change in unrealized appreciation (depreciation)	809,049	79,408	(1,982,992)	29,411,638
Net increase (decrease) in net assets resulting from operations	380,131	24,670	(1,106,121)	33,212,331
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(23,250)	(26,709)	(1,542,537)	(3,478,372)
Return of capital	—	(7,362)	—	—
Total distributions to shareholders	(23,250)	(34,071)	(1,542,537)	(3,478,372)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	—	38,930,895	59,143,233
Proceeds from shares issued through reorganization	—	—	—	—
Cost of shares redeemed	—	—	(87,739,709)	(91,475,392)
Net increase (decrease) in net assets resulting from shareholder transactions	—	—	(48,808,814)	(32,332,159)
Total increase (decrease) in net assets	356,881	(9,401)	(51,457,472)	(2,598,200)
NET ASSETS:
Beginning of period	3,525,890	3,535,291	148,811,093	151,409,293
End of period	$ 3,882,771	$ 3,525,890	$ 97,353,621	$ 148,811,093
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	100,002	100,002	2,750,002	3,450,002
Shares sold	—	—	700,000	1,200,000
Shares issued through reorganization	—	—	—	—
Shares redeemed	—	—	(1,850,000)	(1,900,000)
Shares outstanding, end of period	100,002	100,002	1,600,002	2,750,002

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)		First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)		First Trust Eurozone AlphaDEX® ETF (FEUZ)
Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2020	Year Ended 12/31/2019

$ 97,852	$ 154,738	$ 3,383,287	$ 4,155,463	$ 428,200	$ 1,006,763
(128,785)	(1,045,071)	(16,102,640)	(731,228)	(4,815,016)	(1,457,528)
640,380	2,635,310	13,853,642	29,791,411	1,694,089	10,474,127
609,447	1,744,977	1,134,289	33,215,646	(2,692,727)	10,023,362

(171,922)	(221,727)	(5,008,472)	(6,600,293)	(459,891)	(1,084,326)
—	—	—	—	—	—
(171,922)	(221,727)	(5,008,472)	(6,600,293)	(459,891)	(1,084,326)

—	—	35,128,829	19,631,749	—	15,243,212
—	—	—	—	—	—
(1,651,366)	(1,828,817)	(41,677,798)	(40,568,496)	(22,629,210)	(20,963,101)
(1,651,366)	(1,828,817)	(6,548,969)	(20,936,747)	(22,629,210)	(5,719,889)
(1,213,841)	(305,567)	(10,423,152)	5,678,606	(25,781,828)	3,219,147

9,757,613	10,063,180	163,004,242	157,325,636	53,144,568	49,925,421
$8,543,772	$ 9,757,613	$ 152,581,090	$ 163,004,242	$ 27,362,740	$ 53,144,568

250,002	300,002	4,150,002	4,850,002	1,300,002	1,450,002
—	—	1,000,000	500,000	—	400,000
—	—	—	—	—	—
(50,000)	(50,000)	(1,450,000)	(1,200,000)	(650,000)	(550,000)
200,002	250,002	3,700,002	4,150,002	650,002	1,300,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 28.57	$ 27.65	$ 35.73	$ 27.16	$ 27.72
Income from investment operations:
Net investment income (loss)	0.58	0.63	0.40	0.93	0.48
Net realized and unrealized gain (loss)	3.61	1.40	(7.72)	8.76	(0.38)
Total from investment operations	4.19	2.03	(7.32)	9.69	0.10
Distributions paid to shareholders from:
Net investment income	(0.51)	(1.09)	(0.69)	(1.12)	(0.66)
Return of capital	—	(0.02)	(0.07)	—	—
Total distributions	(0.51)	(1.11)	(0.76)	(1.12)	(0.66)
Net asset value, end of period	$32.25	$28.57	$27.65	$35.73	$27.16
Total return (a)	14.89%	7.35%	(20.71)%	35.93%	0.29%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 17,736	$ 19,997	$ 30,419	$ 58,959	$ 32,593
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.33%	2.64%	1.68%	2.95%	1.68%
Portfolio turnover rate (b)	103%	101%	88%	94%	96%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Europe AlphaDEX® Fund (FEP)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 37.64	$ 31.11	$ 39.07	$ 29.32	$ 29.61
Income from investment operations:
Net investment income (loss)	0.42	0.87	0.84	0.49	0.53
Net realized and unrealized gain (loss)	1.32	6.65	(7.99)	9.90	(0.20)
Total from investment operations	1.74	7.52	(7.15)	10.39	0.33
Distributions paid to shareholders from:
Net investment income	(0.88)	(0.99)	(0.81)	(0.64)	(0.62)
Net asset value, end of period	$38.50	$37.64	$31.11	$39.07	$29.32
Total return (a)	4.95%	24.38%	(18.67)%	35.67%	1.24%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 442,765	$ 511,890	$ 592,586	$ 707,087	$ 249,188
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.32%	2.49%	2.30%	1.39%	2.03%
Portfolio turnover rate (b)	109%	102%	99%	100%	103%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Latin America AlphaDEX® Fund (FLN)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 22.67	$ 18.33	$ 20.43	$ 18.74	$ 13.28
Income from investment operations:
Net investment income (loss)	0.52	0.48	0.52	1.56	0.31
Net realized and unrealized gain (loss)	(3.44)	4.29	(2.06)	2.23	5.35
Total from investment operations	(2.92)	4.77	(1.54)	3.79	5.66
Distributions paid to shareholders from:
Net investment income	(0.20)	(0.43)	(0.51)	(2.10)	(0.20)
Return of capital	(0.12)	—	(0.05)	—	—
Total distributions	(0.32)	(0.43)	(0.56)	(2.10)	(0.20)
Net asset value, end of period	$19.43	$22.67	$18.33	$20.43	$18.74
Total return (a)	(12.32)%	26.26%	(7.50)%	20.50%	42.81%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 13,599	$ 131,463	$ 17,418	$ 17,363	$ 106,805
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.82% (b)	0.80%
Ratio of net investment income (loss) to average net assets	0.81%	2.02%	2.46%	3.02%	1.62%
Portfolio turnover rate (c)	34%	165%	158%	187%	186%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes excise tax. If this excise tax was not included, the expense ratio would have been 0.80%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Brazil AlphaDEX® Fund (FBZ)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 17.24	$ 13.38	$ 15.51	$ 13.93	$ 8.87
Income from investment operations:
Net investment income (loss)	0.09	0.35	0.55	2.46	0.34
Net realized and unrealized gain (loss)	(3.60)	5.08	(0.97)	1.06	4.95
Total from investment operations	(3.51)	5.43	(0.42)	3.52	5.29
Distributions paid to shareholders from:
Net investment income	(0.28)	(1.57)	(0.54)	(1.77)	(0.23)
Net realized gain	—	—	(1.17)	(0.17)	—
Return of capital	(0.06)	—	—	—	—
Total distributions	(0.34)	(1.57)	(1.71)	(1.94)	(0.23)
Net asset value, end of period	$13.39	$17.24	$13.38	$15.51	$13.93
Total return (a)	(19.48)%	41.06%	(1.17)%	25.91%	59.89% (b)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 9,373	$ 116,374	$ 129,081	$ 9,308	$ 100,299
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.84% (c)	0.80%
Ratio of net investment income (loss) to average net assets	0.72%	2.15%	6.84%	3.19%	2.34%
Portfolio turnover rate (d)	154%	90%	128%	159%	111%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $69,112, which represents $0.02 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Includes excise tax. If this excise tax was not included, the expense ratio would have been 0.80%.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust China AlphaDEX® Fund (FCA)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 26.87	$ 23.81	$ 29.77	$ 19.28	$ 20.78
Income from investment operations:
Net investment income (loss)	1.22	1.03	0.84	0.47	0.42
Net realized and unrealized gain (loss)	2.26	3.03	(6.07)	10.70	(1.44)
Total from investment operations	3.48	4.06	(5.23)	11.17	(1.02)
Distributions paid to shareholders from:
Net investment income	(1.19)	(1.00)	(0.73)	(0.68)	(0.48)
Net asset value, end of period	$29.16	$26.87	$23.81	$29.77	$19.28
Total return (a)	13.58%	17.34%	(17.87)%	58.35%	(4.96)% (b)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 13,121	$ 9,403	$ 7,142	$ 7,443	$ 3,856
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	5.16%	4.21%	2.90%	1.69%	2.07%
Portfolio turnover rate (c)	83%	111%	97%	69%	197%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $9,330, which represents less than $0.03 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Japan AlphaDEX® Fund (FJP)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 51.10	$ 48.55	$ 59.80	$ 47.85	$ 47.18
Income from investment operations:
Net investment income (loss)	0.49	1.12	0.79	0.64	0.48
Net realized and unrealized gain (loss)	0.34	2.84	(11.30)	12.08	0.88
Total from investment operations	0.83	3.96	(10.51)	12.72	1.36
Distributions paid to shareholders from:
Net investment income	(0.51)	(1.41)	(0.74)	(0.77)	(0.69)
Net asset value, end of period	$51.42	$51.10	$48.55	$59.80	$47.85
Total return (a)	1.71%	8.27%	(17.66)%	26.70%	2.91%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 41,136	$ 76,647	$ 152,934	$ 83,718	$ 47,852
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.13%	1.90%	1.34%	1.22%	0.86%
Portfolio turnover rate (b)	136%	127%	90%	101%	122%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 55.79	$ 49.24	$ 62.31	$ 47.43	$ 46.63
Income from investment operations:
Net investment income (loss)	0.68	1.19	1.04	0.88	0.73
Net realized and unrealized gain (loss)	1.78	6.91	(13.06)	14.98	0.90
Total from investment operations	2.46	8.10	(12.02)	15.86	1.63
Distributions paid to shareholders from:
Net investment income	(1.37)	(1.55)	(1.01)	(0.98)	(0.83)
Return of capital	—	—	(0.04)	—	—
Total distributions	(1.37)	(1.55)	(1.05)	(0.98)	(0.83)
Net asset value, end of period	$56.88	$55.79	$49.24	$62.31	$47.43
Total return (a)	4.61%	16.56%	(19.52)%	33.57%	3.55%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 360,418	$ 691,886	$ 940,633	$ 810,194	$ 158,997
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.39%	2.13%	1.76%	1.85%	1.46%
Portfolio turnover rate (b)	117%	107%	109%	104%	124%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Emerging Markets AlphaDEX® Fund (FEM)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 26.36	$ 22.80	$ 27.84	$ 20.50	$ 18.10
Income from investment operations:
Net investment income (loss)	0.63	0.88	0.88	0.59	0.49
Net realized and unrealized gain (loss)	(1.00)	3.56	(5.12)	7.43	2.37
Total from investment operations	(0.37)	4.44	(4.24)	8.02	2.86
Distributions paid to shareholders from:
Net investment income	(0.68)	(0.88)	(0.80)	(0.68)	(0.46)
Net asset value, end of period	$25.31	$26.36	$22.80	$27.84	$20.50
Total return (a)	(0.92)%	19.81%	(15.48)%	39.43%	15.86%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 441,711	$ 644,615	$ 452,607	$ 449,663	$ 148,603
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.81% (b)
Ratio of net investment income (loss) to average net assets	2.53%	3.61%	3.37%	2.69%	2.49%
Portfolio turnover rate (c)	111%	122%	103%	101%	119%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes foreign capital gains tax. If this tax expense was not included, the expense ratio would have been 0.80%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Germany AlphaDEX® Fund (FGM)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 44.39	$ 37.57	$ 51.26	$ 36.47	$ 36.37
Income from investment operations:
Net investment income (loss)	0.68	1.02	0.72	1.00	0.47
Net realized and unrealized gain (loss)	7.17	6.82	(13.59)	14.87	0.11
Total from investment operations	7.85	7.84	(12.87)	15.87	0.58
Distributions paid to shareholders from:
Net investment income	(0.68)	(1.02)	(0.82)	(1.08)	(0.46)
Return of capital	—	—	—	—	(0.02)
Total distributions	(0.68)	(1.02)	(0.82)	(1.08)	(0.48)
Net asset value, end of period	$51.56	$44.39	$37.57	$51.26	$36.47
Total return (a)	17.90%	21.06%	(25.40)%	43.96%	1.67%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 95,381	$ 144,261	$ 139,022	$ 258,845	$ 98,478
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.40%	2.48%	1.66%	2.38%	1.32%
Portfolio turnover rate (b)	106%	99%	81%	82%	114%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust United Kingdom AlphaDEX® Fund (FKU)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 40.99	$ 32.11	$ 39.97	$ 32.85	$ 40.12
Income from investment operations:
Net investment income (loss)	0.58	1.34	1.13	1.15	1.01
Net realized and unrealized gain (loss)	(2.95)	8.91	(7.35)	7.14	(7.43)
Total from investment operations	(2.37)	10.25	(6.22)	8.29	(6.42)
Distributions paid to shareholders from:
Net investment income	(0.56)	(1.37)	(1.64)	(1.17)	(0.85)
Net asset value, end of period	$38.06	$40.99	$32.11	$39.97	$32.85
Total return (a)	(5.25)%	32.36%	(16.16)%	25.53%	(16.08)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 19,030	$ 18,444	$ 9,632	$ 17,986	$ 27,926
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.72%	3.58%	2.81%	2.87%	2.47%
Portfolio turnover rate (b)	109%	73%	107%	98%	109%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 35.26	$ 35.35	$ 36.33	$ 30.87	$ 28.85
Income from investment operations:
Net investment income (loss)	0.30	0.26	0.23	0.87	0.93
Net realized and unrealized gain (loss)	3.50	(0.01)	(1.21)	6.06	2.10
Total from investment operations	3.80	0.25	(0.98)	6.93	3.03
Distributions paid to shareholders from:
Net investment income	(0.23)	(0.27)	—	(1.47)	(0.76)
Return of capital	—	(0.07)	—	—	(0.25)
Total distributions	(0.23)	(0.34)	—	(1.47)	(1.01)
Net asset value, end of period	$38.83	$35.26	$35.35	$36.33	$30.87
Total return (a)	10.66%	0.71%	(2.67)% (b)	22.54%	10.31%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 3,883	$ 3,526	$ 3,535	$ 3,633	$ 3,087
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	0.98%	0.74%	0.77%	2.45%	2.17%
Portfolio turnover rate (c)	38%	24%	156% (d)	64%	76%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $14,188, which represents less than $0.14 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective April 17, 2018 which resulted in a complete rebalance of the Fund’s portfolio.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Switzerland AlphaDEX® Fund (FSZ)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 54.11	$ 43.89	$ 52.73	$ 40.82	$ 39.97
Income from investment operations:
Net investment income (loss)	0.88	1.07	0.82	0.66	0.75
Net realized and unrealized gain (loss)	6.78	10.24	(8.66)	12.03	0.89
Total from investment operations	7.66	11.31	(7.84)	12.69	1.64
Distributions paid to shareholders from:
Net investment income	(0.92)	(1.09)	(0.84)	(0.78)	(0.74)
Return of capital	—	—	(0.16)	—	(0.05)
Total distributions	(0.92)	(1.09)	(1.00)	(0.78)	(0.79)
Net asset value, end of period	$60.85	$54.11	$43.89	$52.73	$40.82
Total return (a)	14.50%	25.91%	(15.11)%	31.26%	4.21%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 97,354	$ 148,811	$ 151,409	$ 237,288	$ 104,080
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.59%	2.24%	1.79%	1.43%	1.91%
Portfolio turnover rate (b)	86%	77%	65%	50%	92%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 39.03	$ 33.54	$ 44.89	$ 33.70	$ 33.32
Income from investment operations:
Net investment income (loss)	0.46	0.61	0.58	0.71	0.50
Net realized and unrealized gain (loss)	4.09	5.77	(11.28)	11.41	0.47
Total from investment operations	4.55	6.38	(10.70)	12.12	0.97
Distributions paid to shareholders from:
Net investment income	(0.86)	(0.89)	(0.62)	(0.93)	(0.59)
Return of capital	—	—	(0.03)	—	—
Total distributions	(0.86)	(0.89)	(0.65)	(0.93)	(0.59)
Net asset value, end of period	$42.72	$39.03	$33.54	$44.89	$33.70
Total return (a)	12.18%	19.13%	(24.03)%	36.23%	2.96%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 8,544	$ 9,758	$ 10,063	$ 8,977	$ 6,741
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.35%	1.66%	1.30%	1.80%	1.53%
Portfolio turnover rate (b)	127%	119%	142%	111%	127%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 39.28	$ 32.44	$ 43.02	$ 30.42	$ 27.43
Income from investment operations:
Net investment income (loss)	0.74	1.11	1.19	1.11	0.64
Net realized and unrealized gain (loss)	2.41	7.46	(10.26)	12.96	3.08
Total from investment operations	3.15	8.57	(9.07)	14.07	3.72
Distributions paid to shareholders from:
Net investment income	(1.19)	(1.73)	(1.44)	(1.26)	(0.73)
Net realized gain	—	—	(0.07)	(0.21)	—
Total distributions	(1.19)	(1.73)	(1.51)	(1.47)	(0.73)
Net asset value, end of period	$41.24	$39.28	$32.44	$43.02	$30.42
Total return (a)	8.73%	26.90%	(21.42)%	46.57%	13.53% (b)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 152,581	$ 163,004	$ 157,326	$ 271,055	$ 94,306
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.93% (c)
Ratio of net investment income (loss) to average net assets	2.38%	2.88%	3.02%	3.26%	2.39%
Portfolio turnover rate (d)	123%	127%	126%	113%	121%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $2,732, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Ratio reflects foreign capital gain tax expense of 0.14% which is not covered under the annual unitary management fee.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Eurozone AlphaDEX® ETF (FEUZ)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 40.88	$ 34.43	$ 43.81	$ 32.64	$ 31.66
Income from investment operations:
Net investment income (loss)	0.50	0.73	0.80	0.47	0.50
Net realized and unrealized gain (loss)	1.34	6.51	(9.34)	11.26	1.17
Total from investment operations	1.84	7.24	(8.54)	11.73	1.67
Distributions paid to shareholders from:
Net investment income	(0.62)	(0.79)	(0.84)	(0.56)	(0.69)
Net asset value, end of period	$42.10	$40.88	$34.43	$43.81	$32.64
Total return (a)	4.69%	21.15%	(19.82)%	36.19%	5.49%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 27,363	$ 53,145	$ 49,925	$ 39,425	$ 6,529
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.26%	1.96%	2.10%	0.96%	1.70%
Portfolio turnover rate (b)	93%	87%	90%	77%	98%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020
1. Organization
First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on December 3, 2010, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of the following fifteen funds (each a “Fund” and collectively, the “Funds”), including the exchange on which they are listed and traded:
First Trust Asia Pacific ex-Japan AlphaDEX® Fund – (The Nasdaq Stock Market LLC (“Nasdaq”) ticker “FPA”)
First Trust Europe AlphaDEX® Fund – (Nasdaq ticker “FEP”)
First Trust Latin America AlphaDEX® Fund – (Nasdaq ticker “FLN”)
First Trust Brazil AlphaDEX® Fund – (Nasdaq ticker “FBZ”)
First Trust China AlphaDEX® Fund – (Nasdaq ticker “FCA”)
First Trust Japan AlphaDEX® Fund – (Nasdaq ticker “FJP”)
First Trust Developed Markets ex-US AlphaDEX® Fund – (Nasdaq ticker “FDT”)
First Trust Emerging Markets AlphaDEX® Fund – (Nasdaq ticker “FEM”)
First Trust Germany AlphaDEX® Fund – (Nasdaq ticker “FGM”)
First Trust United Kingdom AlphaDEX® Fund – (Nasdaq ticker “FKU”)
First Trust India NIFTY 50 Equal Weight ETF – (Nasdaq ticker “NFTY”)
First Trust Switzerland AlphaDEX® Fund – (Nasdaq ticker “FSZ”)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund – (Nasdaq ticker “FDTS”)
First Trust Emerging Markets Small Cap AlphaDEX® Fund – (Nasdaq ticker “FEMS”)
First Trust Eurozone AlphaDEX® ETF – (Nasdaq ticker “FEUZ”)
Each Fund represents a separate series of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:
Fund	Index
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index
First Trust Europe AlphaDEX® Fund	NASDAQ AlphaDEX® Europe Index
First Trust Latin America AlphaDEX® Fund	NASDAQ AlphaDEX® Latin America Index
First Trust Brazil AlphaDEX® Fund	NASDAQ AlphaDEX® Brazil Index
First Trust China AlphaDEX® Fund	NASDAQ AlphaDEX® China Index
First Trust Japan AlphaDEX® Fund	NASDAQ AlphaDEX® Japan Index
First Trust Developed Markets ex-US AlphaDEX® Fund	NASDAQ AlphaDEX® Developed Markets Ex-US Index
First Trust Emerging Markets AlphaDEX® Fund	NASDAQ AlphaDEX® Emerging Markets Index
First Trust Germany AlphaDEX® Fund	NASDAQ AlphaDEX® Germany Index
First Trust United Kingdom AlphaDEX® Fund	NASDAQ AlphaDEX® United Kingdom Index
First Trust India NIFTY 50 Equal Weight ETF	NIFTY 50 Equal Weight Index
First Trust Switzerland AlphaDEX® Fund	NASDAQ AlphaDEX® Switzerland Index
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index
First Trust Emerging Markets Small Cap AlphaDEX® Fund	NASDAQ AlphaDEX® Emerging Markets Small Cap Index
First Trust Eurozone AlphaDEX® ETF	NASDAQ AlphaDEX® Eurozone Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020
as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Shares of open-end funds are valued at fair value which is based on NAV per share.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of December 31, 2020, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Restricted Securities
NFTY invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of December 31, 2020, NFTY held a restricted security as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
YES Bank Ltd. Lock-In	03/18/20	75,422	$0.24	$36,638	$18,425	0.47%
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
F. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2020, FPA, FEP, FCA, FDT, FEM, FGM, FDTS, FEMS, and FEUZ had securities in the securities lending program. During the fiscal year ended December 31, 2020, FPA, FEP, FCA, FJP, FDT, FEM, FGM, FDTS, FEMS and FEUZ participated in the securities lending program.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020
In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.
G. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2020, were received as collateral for lending securities.
H. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2020, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 287,331	$ —	$ —
First Trust Europe AlphaDEX® Fund	10,100,757	—	—
First Trust Latin America AlphaDEX® Fund	370,400	—	211,686
First Trust Brazil AlphaDEX® Fund	909,571	—	202,915
First Trust China AlphaDEX® Fund	2,184,797	—	—
First Trust Japan AlphaDEX® Fund	529,021	—	—
First Trust Developed Markets ex-US AlphaDEX® Fund	9,436,349	—	—
First Trust Emerging Markets AlphaDEX® Fund	12,940,776	—	—
First Trust Germany AlphaDEX® Fund	1,287,032	—	—
First Trust United Kingdom AlphaDEX® Fund	269,856	—	—
First Trust India NIFTY 50 Equal Weight ETF	23,250	—	—
First Trust Switzerland AlphaDEX® Fund	1,542,537	—	—
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	171,922	—	—
First Trust Emerging Markets Small Cap AlphaDEX® Fund	5,008,472	—	—
First Trust Eurozone AlphaDEX® ETF	459,891	—	—
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2019, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 1,128,110	$ —	$ 18,537
First Trust Europe AlphaDEX® Fund	15,515,712	—	—
First Trust Latin America AlphaDEX® Fund	699,246	—	—
First Trust Brazil AlphaDEX® Fund	11,024,538	—	—
First Trust China AlphaDEX® Fund	389,907	—	—
First Trust Japan AlphaDEX® Fund	2,590,873	—	—
First Trust Developed Markets ex-US AlphaDEX® Fund	23,239,205	—	—
First Trust Emerging Markets AlphaDEX® Fund	22,774,192	—	—
First Trust Germany AlphaDEX® Fund	3,544,982	—	—
First Trust United Kingdom AlphaDEX® Fund	391,393	—	—
First Trust India NIFTY 50 Equal Weight ETF	26,709	—	7,362
First Trust Switzerland AlphaDEX® Fund	3,478,372	—	—
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	221,727	—	—
First Trust Emerging Markets Small Cap AlphaDEX® Fund	6,600,293	—	—
First Trust Eurozone AlphaDEX® ETF	1,084,326	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020
As of December 31, 2020, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 74,373	$ (14,747,706)	$ 3,716,500
First Trust Europe AlphaDEX® Fund	1,634,207	(181,889,987)	56,096,415
First Trust Latin America AlphaDEX® Fund	—	(42,210,206)	3,192,125
First Trust Brazil AlphaDEX® Fund	—	(27,011,409)	1,284,304
First Trust China AlphaDEX® Fund	31,592	(6,729,612)	997,070
First Trust Japan AlphaDEX® Fund	62,771	(50,344,358)	381,356
First Trust Developed Markets ex-US AlphaDEX® Fund	1,343,721	(311,424,735)	47,418,054
First Trust Emerging Markets AlphaDEX® Fund	417,369	(210,536,626)	62,824,513
First Trust Germany AlphaDEX® Fund	—	(35,076,205)	12,210,288
First Trust United Kingdom AlphaDEX® Fund	19,162	(40,032,927)	3,287,248
First Trust India NIFTY 50 Equal Weight ETF	1,386	(1,595,121)	562,362
First Trust Switzerland AlphaDEX® Fund	—	(35,500,614)	13,192,113
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	59,999	(3,878,267)	1,185,710
First Trust Emerging Markets Small Cap AlphaDEX® Fund	1,693,967	(52,330,000)	26,616,473
First Trust Eurozone AlphaDEX® ETF	1,757	(18,107,198)	3,114,439
I. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020
Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be offset against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of December 31, 2020, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2020, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforward
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 14,747,706
First Trust Europe AlphaDEX® Fund	181,889,987
First Trust Latin America AlphaDEX® Fund	42,196,601
First Trust Brazil AlphaDEX® Fund	27,007,894
First Trust China AlphaDEX® Fund	6,729,612
First Trust Japan AlphaDEX® Fund	50,344,358
First Trust Developed Markets ex-US AlphaDEX® Fund	311,424,735
First Trust Emerging Markets AlphaDEX® Fund	210,536,626
First Trust Germany AlphaDEX® Fund	35,075,796
First Trust United Kingdom AlphaDEX® Fund	40,032,927
First Trust India NIFTY 50 Equal Weight ETF	1,595,121
First Trust Switzerland AlphaDEX® Fund	35,500,614
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	3,878,267
First Trust Emerging Markets Small Cap AlphaDEX® Fund	52,330,000
First Trust Eurozone AlphaDEX® ETF	18,107,198

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2020, the Funds incurred and elected to defer net ordinary losses as follows:
Ordinary Losses
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ —
First Trust Europe AlphaDEX® Fund	—
First Trust Latin America AlphaDEX® Fund	13,605
First Trust Brazil AlphaDEX® Fund	3,515
First Trust China AlphaDEX® Fund	—
First Trust Japan AlphaDEX® Fund	—
First Trust Developed Markets ex-US AlphaDEX® Fund	—
First Trust Emerging Markets AlphaDEX® Fund	—
First Trust Germany AlphaDEX® Fund	409
First Trust United Kingdom AlphaDEX® Fund	—
First Trust India NIFTY 50 Equal Weight ETF	—
First Trust Switzerland AlphaDEX® Fund	—
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	—
First Trust Emerging Markets Small Cap AlphaDEX® Fund	—
First Trust Eurozone AlphaDEX® ETF	—
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2020, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 35,348	$ 62,448	$ (97,796)
First Trust Europe AlphaDEX® Fund	4,527,866	(10,415,021)	5,887,155
First Trust Latin America AlphaDEX® Fund	(276,072)	6,197,796	(5,921,724)
First Trust Brazil AlphaDEX® Fund	68,919	279,981	(348,900)
First Trust China AlphaDEX® Fund	3,434	(12,838,386)	12,834,952
First Trust Japan AlphaDEX® Fund	91,160	(41,759)	(49,401)
First Trust Developed Markets ex-US AlphaDEX® Fund	3,705,611	(67,442,214)	63,736,603
First Trust Emerging Markets AlphaDEX® Fund	248,781	1,639,605	(1,888,386)
First Trust Germany AlphaDEX® Fund	(7,254)	6,810,400	(6,803,146)
First Trust United Kingdom AlphaDEX® Fund	53,025	(252,584)	199,559
First Trust India NIFTY 50 Equal Weight ETF	(5,352)	5,352	—
First Trust Switzerland AlphaDEX® Fund	71,231	(1,564,922)	1,493,691
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	86,437	(49,051)	(37,386)
First Trust Emerging Markets Small Cap AlphaDEX® Fund	1,454,100	(557,092)	(897,008)
First Trust Eurozone AlphaDEX® ETF	123,914	(1,254,457)	1,130,543

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020
J. Expenses
Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of the advisory fees, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund.
First Trust Portfolios L.P. (“FTP”) has entered into licensing agreements with Nasdaq (“Licensor”) for all the Funds except NFTY and with NSE Indices Limited (“NSE”) for NFTY (Nasdaq and NSE collectively, the “Licensors”). The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensors. The Funds are sub-licensees to the applicable license agreements.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee of 0.80% of each Fund’s average daily net assets. First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with BBH. Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Reorganization
On February 6, 2020, the Board of Trustees of FDT approved a reorganization of FDT with First Trust Australia AlphaDEX® Fund (“FAUS”), First Trust Canada AlphaDEX® Fund (“FCAN”), First Trust Hong Kong AlphaDEX® Fund (“FHK”) and First Trust South Korea AlphaDEX® Fund (“FKO”). The merger was completed on November 2, 2020. FDT was the surviving fund.
Under the terms of the reorganization, which was tax-free, the assets of FAUS, FCAN, FHK and FKO were transferred to, and the liabilities of FAUS, FCAN, FHK and FKO were assumed by, FDT in exchange for shares of FDT. The cost of the investments received from FAUS, FCAN, FHK and FKO were carried forward to FDT for U.S. GAAP and tax purposes. The FDT shares were then distributed to FAUS, FCAN, FHK and FKO shareholders and the separate existence of FAUS, FCAN, FHK and FKO ceased. The reorganization was subject to certain conditions, including that the reorganization was approved on September 14, 2020, by the shareholders of FAUS, FCAN, FHK and FKO. When the reorganization occurred, the transactions were based on the relative NAVs of FAUS, FCAN, FHK, FKO and FDT.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020
The following table summarizes the asset transfers and conversion ratios for the reorganization.
Acquired Fund	Shares Redeemed	Net Assets on October 30, 2020	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains/Loss	Share Conversion Ratio	Acquiring (Surviving) Fund	Shares Issued*	Net Assets on October 30, 2020**
FAUS	100,002	$2,715,358	$—	$(660,638)	0.561515	FDT	56,153	$328,922,686
FCAN	150,002	3,109,344	—	(16,691,672)	0.428662	FDT	64,300	328,922,686
FHK	100,002	3,469,351	—	(49,458,851)	0.717435	FDT	71,745	328,922,686
FKO	100,002	2,050,424	—	(2,327,830)	0.424012	FDT	42,402	328,922,686
	450,008	$11,344,477	$—	$(69,138,991)			234,600
* Amount includes 188 shares that were distributed cash in lieu.
** Amount reflects net assets of FDT prior to the reorganization.
The following table summarizes the operations of the Acquired Fund for the period January 1, 2020 to October 30, 2020, and the operations of FDT, the Acquiring (Surviving) Fund, for the fiscal year ended December 31, 2020, as presented in the Statements of Operations and the combined Acquired and Acquiring (Surviving) Funds’ pro-forma results of operations for the fiscal year ended December 31, 2020, assuming the acquisition had been completed on January 1, 2020.
Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of FAUS, FCAN, FHK and FKO that have been included in FDT’s Statement of Operations since October 30, 2020.
	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) from Operations
Acquired Fund for the period January 1, 2020 to October 30, 2020
FAUS	$71,239	$(165,950)	$(94,711)
FCAN	36,355	(739,608)	(703,253)
FHK	112,264	(21,591)	90,673
FKO	(11,721)	(89,926)	(101,647)
Acquiring Fund for the fiscal year ended December 31, 2020
FDT	6,061,037	(48,546,250)	(42,485,213)
Combined Total	$6,269,174	$(49,563,325)	$(43,294,151)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020
5. Purchases and Sales of Securities
For the fiscal year ended December 31, 2020, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 15,925,328	$ 17,167,493
First Trust Europe AlphaDEX® Fund	419,702,656	426,234,868
First Trust Latin America AlphaDEX® Fund	12,810,420	67,843,858
First Trust Brazil AlphaDEX® Fund	50,070,804	103,332,865
First Trust China AlphaDEX® Fund	98,916,230	33,146,581
First Trust Japan AlphaDEX® Fund	68,610,483	68,867,430
First Trust Developed Markets ex-US AlphaDEX® Fund	515,534,279	534,987,603
First Trust Emerging Markets AlphaDEX® Fund	513,412,228	535,560,344
First Trust Germany AlphaDEX® Fund	98,473,568	98,373,885
First Trust United Kingdom AlphaDEX® Fund	17,350,973	17,287,705
First Trust India NIFTY 50 Equal Weight ETF	1,169,846	1,199,471
First Trust Switzerland AlphaDEX® Fund	78,158,476	78,665,697
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	9,321,867	9,585,044
First Trust Emerging Markets Small Cap AlphaDEX® Fund	177,409,506	172,442,382
First Trust Eurozone AlphaDEX® ETF	31,964,414	32,087,200

For the fiscal year ended December 31, 2020, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ —	$ 2,390,291
First Trust Europe AlphaDEX® Fund	56,763,072	110,780,006
First Trust Latin America AlphaDEX® Fund	165,895	11,382,255
First Trust Brazil AlphaDEX® Fund	—	—
First Trust China AlphaDEX® Fund	—	75,182,534
First Trust Japan AlphaDEX® Fund	12,872,865	45,693,132
First Trust Developed Markets ex-US AlphaDEX® Fund	21,024,313	284,618,313
First Trust Emerging Markets AlphaDEX® Fund	12,265,315	120,115,055
First Trust Germany AlphaDEX® Fund	12,373,359	59,674,386
First Trust United Kingdom AlphaDEX® Fund	2,439,456	1,511,414
First Trust India NIFTY 50 Equal Weight ETF	—	—
First Trust Switzerland AlphaDEX® Fund	37,360,284	85,502,595
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	—	1,478,908
First Trust Emerging Markets Small Cap AlphaDEX® Fund	11,378,179	24,598,515
First Trust Eurozone AlphaDEX® ETF	—	22,563,006
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020
securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2022.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded AlphaDEX® Fund II:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Asia Pacific ex-Japan AlphaDEX® Fund, First Trust Europe AlphaDEX® Fund, First Trust Latin America AlphaDEX® Fund, First Trust Brazil AlphaDEX® Fund, First Trust China AlphaDEX® Fund, First Trust Japan AlphaDEX® Fund, First Trust Developed Markets ex-US AlphaDEX® Fund, First Trust Emerging Markets AlphaDEX® Fund, First Trust Germany AlphaDEX® Fund, First Trust United Kingdom AlphaDEX® Fund, First Trust India NIFTY 50 Equal Weight ETF, First Trust Switzerland AlphaDEX® Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund, First Trust Emerging Markets Small Cap AlphaDEX® Fund, and First Trust Eurozone AlphaDEX® ETF (the “Funds”), each a series of First Trust Exchange-Traded AlphaDEX® Fund II, including the portfolios of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 23, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended December 31, 2020, none of the income dividend paid by the Funds qualify for the dividends received deduction available to corporations.
For the taxable year ended December 31, 2020, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	74.74%
First Trust Europe AlphaDEX® Fund	58.47%
First Trust Latin America AlphaDEX® Fund	38.22%
First Trust Brazil AlphaDEX® Fund	0.00%
First Trust China AlphaDEX® Fund	44.95%
First Trust Japan AlphaDEX® Fund	100.00%
First Trust Developed Markets ex-US AlphaDEX® Fund	63.02%
First Trust Emerging Markets AlphaDEX® Fund	56.50%
First Trust Germany AlphaDEX® Fund	100.00%
First Trust United Kingdom AlphaDEX® Fund	100.00%
First Trust India NIFTY 50 Equal Weight ETF	100.00%
First Trust Switzerland AlphaDEX® Fund	100.00%
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	63.65%
First Trust Emerging Markets Small Cap AlphaDEX® Fund	24.52%
First Trust Eurozone AlphaDEX® ETF	100.00%

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020 (Unaudited)
The following Funds met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended December 31, 2020, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 514,681	$ 0.94	$ 32,032	$ 0.06
First Trust Europe AlphaDEX® Fund	7,210,763	0.63	618,436	0.05
First Trust Latin America AlphaDEX® Fund	644,826	0.92	47,413	0.07
First Trust Brazil AlphaDEX® Fund	523,056	0.75	39,273	0.06
First Trust China AlphaDEX® Fund	2,608,194	5.80	103,471	0.23
First Trust Japan AlphaDEX® Fund	1,036,011	1.30	104,788	0.13
First Trust Developed Markets ex-US AlphaDEX® Fund	9,204,538	1.45	786,298	0.12
First Trust Emerging Markets AlphaDEX® Fund	16,242,343	0.93	1,128,462	0.06
First Trust Germany AlphaDEX® Fund	1,958,467	1.06	253,299	0.14
First Trust United Kingdom AlphaDEX® Fund	406,514	0.81	6,154	0.01
First Trust India NIFTY 50 Equal Weight ETF	61,326	0.61	6,804	0.07
First Trust Switzerland AlphaDEX® Fund	2,506,160	1.57	292,489	0.18
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	171,448	0.86	15,135	0.08
First Trust Emerging Markets Small Cap AlphaDEX® Fund	4,808,884	1.30	588,022	0.16
First Trust Eurozone AlphaDEX® ETF	666,751	1.03	88,273	0.14
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020 (Unaudited)
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that is currently expected to begin after the end of 2021, although the specific timing of the phase out of LIBOR continues to be discussed and negotiated across the industry and in various jurisdictions. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020 (Unaudited)
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the funds and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorized and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded AlphaDEX® Fund II funds it manages (the “Funds”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2020, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $957,025. This figure is comprised of $57,275 paid (or to be paid) in fixed compensation and $899,750 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $499,737 paid (or to be paid) to senior management of First Trust Advisors L.P. and $457,288 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020 (Unaudited)
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	190	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	190	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	190	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	190	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	190	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2020

First Trust Exchange-Traded AlphaDEX® Fund II
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

(b) Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $424,688 for the fiscal year ended December 31, 2019 and $329,500 for the fiscal year ended December 31, 2020.

(b)       Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2019, and $0 for the fiscal year ended December 31, 2020.

Audit-Related Fees (Investment Adviser and Distributor) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2020.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $133,122 for the fiscal year ended December 31, 2019, and $402,344 for the fiscal year ended December 31, 2020. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Adviser and Distributor) —The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser and distributor were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2020.

(d)       All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2019, and $0 for the fiscal year ended December 31, 2020.

All Other Fees (Investment Adviser and Distributor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2019, and $0 for the fiscal year ended December 31, 2020.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)       The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)       The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)       The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended December 31, 2019 were $133,122 for the Registrant, $75,670 for the Registrant’s investment adviser, and $104,730 for the Registrant’s distributor; and for the fiscal year ended December 31, 2020 were $402,344 for the Registrant, $23,200 for the Registrant’s investment adviser, and $29,500 for the Registrant’s distributor.

(h)       The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded AlphaDEX® Fund II

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	March 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	March 11, 2021

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	March 11, 2021

 * Print the name and title of each signing officer under his or her signature.